EXHIBIT 10.1

ATTORNEY GENERAL OF THE STATE OF NEW YORK
BUREAU OF INVESTMENT PROTECTION
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                          In the Matter of

ING LIFE INSURANCE AND ANNUITY COMPANY,

                                                                        Respondent.

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                   ASSURANCE OF DISCONTINUANCE
              PURSUANT TO EXECUTIVE LAW § 63(15)

     WHEREAS, in December 2004, Eliot Spitzer, Attorney General of the State of New

York (the “OAG”), commenced an investigation (“Investigation”) pursuant to Executive Law

§ 63(12) and Article 23-A of the General Business Law (the “Martin Act”), into retirement benefit products provided, marketed and sold by ING Life Insurance and Annuity Company

(“ING”);

     WHEREAS, ING is a corporation engaged in the business of marketing and selling retirement products to retirement plans and programs, including 401(k) plans, 403(b) variable annuity programs and 457 deferred compensation plans;

     WHEREAS, ING marketed and sold a 403(b) product exclusively endorsed by the New

York State United Teachers union (“NYSUT” or “Union”) to NYSUT members;

     WHEREAS, in the course of the Investigation extensive documentary evidence was reviewed by the OAG;

     WHEREAS, ING has cooperated in the Investigation by producing documentary evidence and identifying evidence relevant to the Investigation;

     WHEREAS, as set forth in the findings of fact (“Findings”) below, the Investigation revealed that certain practices engaged in by ING violated the Martin Act and Executive Law

§ 63(12);

     WHEREAS, ING has advised the OAG of its desire to resolve the Investigation;

     WHEREAS, ING, without admitting or denying the OAG's Findings made below, has agreed to implement certain reforms and to make certain restitution (see Agreement below); and

     NOW THEREFORE, the OAG, based upon the Investigation, makes the following

Findings:

                                          FINDINGS

1. ING is a corporation organized and existing under the laws of the State of

Connecticut. On December 13, 2000, ING became the successor entity to Aetna Life Insurance and Annuity Company (“Aetna”).

2. Since 1976, ING and its predecessor have engaged in the business of selling retirement products. In recent decades, this has included selling retirement products, including

401(k) plans, 403(b) variable annuity programs and 457 deferred compensation plans.

I.	Aetna/ING’s Union-Endorsed 403(b) Program
A. 403(b) Retirement Program and the NYSUT Endorsement

3. A 403(b) program, named for section 403(b) of the Internal Revenue Code, is a tax-deferred savings plan available to employees of educational institutions and certain other not-for-profit organizations. It allows teachers and other qualifying employees to save and to invest for retirement, on a tax-deferred basis, in various variable funds (which operate much like mutual funds) and fixed income investment options offered by an insurance company. Until

1974, 403(b) programs were solely a form of annuity contract -- investment vehicles with insurance features for which fees are charged. In 1974, section (7) was added to the Code,

eliminating the need for an insurance "wrapper" for 403(b) programs and permitting investments to be made in mutual funds without any insurance charges. Both types of 403(b) programs allow teachers and other not-for-profit employees an opportunity to save for retirement, in some respects like private sector employees can save through 401(k) tax-deferred retirement plans.

4. In 1987, an arm of NYSUT, the New York State United Teachers Benefits Trust[1]

(“Trust”), explored whether the Union should endorse a 403(b) program for its membership.

One Union official stated that, by engaging in the endorsement process, Union members would gain “an advocate for their concerns or problems” in a market he described as “not tightly regulated.” Exhibit 1.[2] The Trust expected that the NYSUT name would give a significant sales advantage to an endorsed vendor, allowing the vendor to capitalize on the sense of security and trust embodied in the Trust's endorsement of the product being sold.

5. In 1988, the Trust selected Aetna and endorsed a new 403(b) annuity product called Opportunity Plus which allowed for investments in both variable funds and a fixed income account. In connection with the Trust’s endorsement of Opportunity Plus, Aetna agreed to pay an expense reimbursement that initially approximated $40,000 a year.

1 In 1983, NYSUT established the Trust to provide benefits to members of NYSUT and affiliated unions.
The Trust offered some benefits directly, including an array of life, medical and property insurance and car rental, travel and shopping discounts. In addition to these benefits offered directly by the Trust, the Trust also negotiated with various vendors for other voluntary benefit programs, including retirement products such as 403(b) plans. The
NYSUT Benefits Trust was renamed “NYSUT Member Benefits” after this Investigation was commenced.

2 Citations refer to documents in the accompanying exhibits.

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6. Aetna’s endorsed Opportunity Plus product was first offered for sale in June

1989. In the first two years alone, 16,000 Union members invested over $364,000,000 in the endorsed Opportunity Plus program. By 1994, participation in Opportunity Plus increased to

26,000 people with a total investment of $735,000,000; by 1999, 40,400 people had invested over $2,000,000,000 in the plan. At the end of 2003, there were approximately 50,000 current and retired school district employees invested in Opportunity Plus, though the total value of their investments had diminished slightly from the plan’s 1999 peak due to the 2000 stock market decline. Today, more than 53,000 current and retired school district employees participate in

Opportunity Plus, which holds approximately $2,350,000,000.

7. Since its inception in 1989, investors in Opportunity Plus have been charged every year both for the expenses of the variable funds they select plus an insurance charge, a so-

called Mortality and Expense fee (“M&E”), on their variable fund investments. A fixed-income option offered by the plan carries no M&E fees. Currently, the annual M&E is 1.00% of each retirement account’s variable fund balance, and the average variable fund cost is .68% (although costs vary by fund), giving average combined annual charges of 1.68% .

8. As more NYSUT members invested in the endorsed product, Aetna, and later

ING, paid ever increasing amounts to the Trust to keep the endorsement. In 1994, the endorsement agreement increased Aetna’s annual payments to the Trust from $40,000 to

$400,000 a year. The figure increased further to $592,000 a year in 1998. In 2001, the Trust negotiated with ING a payment scale starting at $1,852,000 in 2001 and gradually increasing to

$2,402,000 in 2006. Also in 2001, ING agreed to make additional payments that were to commence in 2005 based on the amount of NYSUT member assets invested in ING products.

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The entire payment structure was later changed to a flat “per head” endorsement fee based on the overall number of NYSUT members. Under this new structure, the total ING endorsement payment to the Trust was over $3,000,000 in 2005, rising to $4,200,000 in 2009. Exhibit 2.

     B. Aetna/ING Payments Purchased Union Sales Support

9. Aetna and ING highlighted the Trust’s endorsement and oversight role in marketing Opportunity Plus to NYSUT’s membership. One Aetna pamphlet advertised how

“[w]orking closely with the New York State United Teachers Aetna . . . has designed

Opportunity Plus specifically for you” and how “Aetna Financial Services has a history of working with NYSUT Member Benefits to offer smart solutions for its members’ financial goals.” Exhibit 3. When considering which retirement product provider to select, an ING flyer told NYSUT members to remember “[w]hen you’re making your choice be aware of the fact that

NYSUT’s only endorsed provider of 403(b) plans is ING.” Exhibit 4. The endorsement allowed

Aetna, and later ING, to capitalize on the idea that they were working with an active Union advocate when marketing Opportunity Plus to NYSUT’s members.

10. The Aetna and ING endorsement payments encouraged the Trust to covertly expand Aetna and ING’s business in conflict with the interests of its members. For instance, in

1994, Aetna and the Trust began offering a program called Financial Building Blocks to provide workshops on a variety of topics to NYSUT members. ING advertised Financial Building

Blocks seminars as a source of neutral investment information for NYSUT members: “There’s no sales pitch - they do not promote specific products or services.” Exhibit 5 (emphasis in original). However, an internal ING email from January 2004 praised an ING employee, who

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conducted Financial Building Blocks seminars, for using the opportunity “as a ‘foot in the door’

to promote” ING products. Exhibit 6.

11. In 1998, Aetna and the Trust began to offer a new Aetna Financial Counseling

Program ("FCP") to be conducted by Ernst & Young ("E&Y"). In promotional material issued by the Trust, this program is described as providing an “independent review” and offering unbiased advice. Exhibit 7. In fact, however, it was a program to sell ING/Aetna products: an undated email from an ING Managing Director to the Manager of the Trust stated that the

“initial purpose of the FCP program [sic] was to generate 403(b) leads for the Opp. Plus

Producer.” Exhibit 8. In addition, ING representatives capitalized on the FCP to sell Union members a variety of other products beyond Opportunity Plus, including variable annuities,

mutual funds, long-term care insurance, stocks, term life insurance, Roth IRAs and medical insurance. Exhibit 9.

12. Starting in 2001, the Trust hired six financial services coordinators

(“Coordinators”) who were responsible for “acting as liaison between [ING] and the Trust, and overseeing on behalf of the Trust all aspects of the [ING] programs and services sponsored by the Trust.” Exhibit 10.

13. The Coordinators held themselves out to teachers as working solely on behalf of the Trust in the best interests of NYSUT members. As one Coordinator wrote to a teacher in

2003:

     A final note, which I hope I made clear at the meeting, but which I would like to reiterate here: I work for [the Trust], not ING. My pay is not tied in any way to
     ING. Whether or not NYSUT members choose to use ING, or remain with ING, has no bearing whatsoever on my compensation. My sole interest is to maximize

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this benefit for NYSUT members, who are the only people I ultimately need to answer to.

Exhibit 11. In fact, however, ING entirely reimbursed the Trust for the Coordinators’ salaries

(though the Trust paid for their benefits).

14. Contrary to what they told Union members, the Coordinators supported ING in its sales efforts, even accompanying ING sales agents to conferences where ING marketed its products and presenting potential sales leads to ING. Following a conference, one Coordinator wrote to alert an ING sales representative, with a copy to an ING Regional Manager, about a potential lead:

     Just a heads up . . . The president [of a local union] will probably be calling you next week. He has gotten a few requests from his members for more information about the financial planning you discussed at [a conference].

See	someone actually was listening!

Treat him well he has 80 retirees at $50k for [ING sales representatives] and I.
[sic] Hey, you may want to get check on [an ING Regional Manager]...
I know his heart just skipped a beat!

Exhibit 12. The ING Regional Manager, eager for the opportunity, responded “you bet....

$$$$$$$$$$$$$$$$$$$$$$$$$$$$$.” Exhibit 12.

15. Some ING employees viewed the Coordinators as valuable assets in their marketing efforts. An ING Regional Manager on November 26, 2001 wrote:

     Since the appointment of [two Coordinators] in my territory the future could not look brighter. What these two folks have brought to our marketing efforts with their knowledge and enthusiasm is truly gratifying. To accompany seasoned agents with them to new teacher meetings and see the enthusiasm is very noticeable. I think at this point they have worked with each of my producers at least for a day each and the rapport and chemistry is there. Both of these folks were great appointments for our short and long term marketing plans . . . .

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Exhibit 13.

16. One ING employee wrote a review of a Coordinator on October 27, 2003,

praising his assistance in ING’s marketing efforts:

     A case in point . . . was a recent deal that was done in Chappaqua. The union president wanted no mention of specific product or company, etc. [the
     Coordinator] used a nice soft selling approach and somebody in the audience finally was baited to ask why this [sic] NYSUT approved ING and as a result we have an exclusive. A soft sell that worked very well. He has done this approach in many other places

Exhibit 14. The ING employee summed up: “I think [the Coordinator’s] 14 or 18 months with us . . . has been a very effective growth experience for [the Coordinator] and certainly very productive for my sales staff and myself.” Exhibit 14.

     C. Aetna and ING Failed to Adequately Disclose their Relationship with the Trust

17. Aetna and ING failed to properly disclose their close working relationship with the Trust to market the Opportunity Plus product. Originally, Aetna did not make any disclosure at all regarding its financial arrangements with the Trust. From June 1989 through November

1992, the Aetna prospectus for Opportunity Plus (the formal disclosure available to all investors)

stated only that “Opportunity Plus is endorsed by [NYSUT] and [the Trust].” Exhibit 15. Aetna and ING prospectus disclosures referred to the payments made to the Trust, but never revealed that they were used in large part to market the Opportunity plan to teachers. For instance, the

2001 Opportunity Plus prospectus states: “We contribute to the costs incurred by [the Trust] for retaining up to six employees who assist in management of the Opportunity Plus program.”

Exhibit 16. Not only did this description of the Coordinators’ role fail to reflect the

Coordinators’ significant marketing activities, but also the fact that ING reimbursed the Trust for

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the Coordinators’ salaries. Elsewhere in the prospectus, ING disclosed specific payment amounts, including a $40,000 annual expense reimbursement and $313,000 quarterly endorsement payments, but ING failed to disclose the actual amount that ING paid the Trust for the consultants’ salaries, amounting to up to $600,000 per year. Exhibit 16.

18. In 2001, ING proposed changing Opportunity Plus marketing disclosure language to read: “All fees and expenses associated with Opportunity Plus including those received by

NYSUT Benefit Trust are detailed in the current prospectus, which should be read carefully prior to investing or sending money.” Exhibit 17 (emphasis supplied). Thereafter, NYSUT's then-Executive Director of Finance and Administration wrote to ING to request that the language in bold above be removed. He argued:

     The issue, as I’m sure you can understand, is that [the Trust] does not want to advertise the financial arrangement between ING and NYSUT Benefit Trust to our competition. This is exactly what will happen, as they will use this information against us to persuade potential participants against our program. In addition, the ING type of disclosure on work site posters could create political problems for our local presidents. We need the support of local presidents in order to properly market this program. As you can well imagine, competition is fierce in New York State school districts. It is our position that the expense reimbursement arrangement should be disclosed to participants only in the prospectus. This matter must be resolved in order resume more active marketing and promotion of our program. Millions of dollars are being lost to our competition each day that this matter is allowed to go unresolved.

Exhibit 17.

19. ING ultimately agreed to compromise and proposed that the new disclosure language read as follows:

     Opportunity Plus is a tax deferred variable annuity issued by [Aetna/ING]
     All fees and expenses associated with [Opportunity Plus], including those of the
     Trust, are detailed in the current prospectuses, . . . which should be read carefully prior to investing or sending money.

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Exhibit 18. The Trust’s Director approved this compromise language in an internal email, noting its obfuscating quality: “I think this lang. is even better. It makes you think that the expenses they are talking about are the expense [sic] of the ING National Trust.” Exhibit 18.

II.	Violations

20. The foregoing acts and practices of ING violated the Martin Act, Article 23-A of the General Business Law, which makes it illegal to employ any deception or concealment in the purchase, sale or promotion of securities.

21. The foregoing acts and practices of ING violated	§	349 of the General Business Law.

22. The foregoing acts and practices of ING violated	§	63(12) of the Executive Law.

                                   AGREEMENT

     IT NOW APPEARING THAT ING desires to settle and resolve the Investigation without admitting or denying the OAG’s Findings;

     NOW, THEREFORE the OAG and ING hereby enter into this Assurance of

Discontinuance (“Assurance”), pursuant to Executive Law § 63(15), and agree as follows:

I.	Remedial Measures

A. Disgorgement/Restitution

23. ING shall pay $30 million in the manner described below as disgorgement and/or restitution to resolve the matters raised by this Assurance (the “Distribution Amount”).

24. ING shall distribute the Distribution Amount to NYSUT members or former members who participated in Opportunity Plus at any point between January 1, 2001, and June

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30, 2006 (collectively, the “Distribution Group”). ING shall distribute $100 to each member of the Distribution Group. Concurrently, the balance of the Distribution Amount shall be distributed pro rata to the members of the Distribution Group based upon the average end of month account balance of each member of the Distribution Group between January 1, 2001, and

June 30, 2006. Each participant’s share of the Distribution Amount (the “Participant Payment

Amounts”) shall be distributed to each participant as described below.

25. Within 120 days of the execution of this Assurance, in cases where participants still have an Opportunity Plus account, ING shall credit the Participant Payment Amounts into participants’ Opportunity Plus accounts as an adjustment to earnings and in accordance with the participants’ current investment allocation instructions and notify the participants of the deposit.

In cases where participants no longer have any Opportunity Plus account, within 120 days of the execution of this Assurance, ING shall reactivate the account and credit the Participant Payment

Amount to the money market fund available under Opportunity Plus and notify the participants of the reactivation and deposit. In the event a former participant elects to roll-over or otherwise liquidate or withdraw any amount from the reactivated account, ING will waive any fees or charges it would otherwise charge under such circumstances.

26. No Participant Payment Amounts or costs incurred by ING pursuant to or in connection with this Assurance shall be borne directly or indirectly by any NYSUT member.

ING agrees and undertakes that it and its affiliates shall not directly or indirectly assess any fee or charge to any 403(b) marketed, sold or provided by ING to NYSUT members to defray,

recoup or reimburse any such payments or costs.

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27. All Participant Payment Amounts made or costs incurred by ING pursuant to or in connection with this Assurance shall be paid exclusively by ING or an affiliated entity and

ING shall neither seek nor accept from any person or entity indemnification or contribution, in whole or part, which pays for or otherwise relates to this Assurance.

     B. Improved Disclosure

28. Within 180 days of the execution of this Assurance and continuing for at least five years from the date of this Assurance, ING shall, except as provided below, include a separate document as a cover to, or otherwise prominently displayed with, every offer to invest in, or account opening package, for retirement products offered by ING to retirement plans and programs under Internal Revenue Code sections 401(k), 403(b), 403(b)(7), and 457 (the “One-

Page Disclosure”). ING shall deliver the One-Page Disclosure to existing participants in ING retirement plans and programs as a cover to, or otherwise prominently included with, a participant’s periodic statements during 2007 and, in any event, no later than December 2007, by the same delivery method (including paper or electronic delivery) such participants receive periodic statements. The One-Page Disclosure obligation shall not apply in situations involving fixed-only products (where no administrative fees or variable account fees are charged), or where ING provides only third-party administrative services, or in instances where a plan or program’s employer-sponsor has specifically directed that it not be delivered despite ING’s request. Exhibit A is the current form of the One-Page Disclosure agreed to by the parties subject to any other applicable regulatory review, requirements and approval.

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     C. General Relief

29. ING agrees that the OAG has jurisdiction over the matters discussed herein. ING will cease and desist from engaging in any acts in violation of the Martin Act and/or Executive

Law § 63(12), and will comply with the Martin Act and Executive Law § 63(12).

30. Evidence of a violation of this Assurance by ING (or any of its subsidiaries or affiliates) shall constitute prima facie proof of a violation of the Martin Act, General Business

Law §349 and Executive Law § 63(12) in any civil action or proceeding hereafter commenced by the OAG.

II.	Other Provisions

A. Scope of this Assurance of Discontinuance

31. Except as provided below, this Assurance concludes the Investigation and any action the OAG could commence against ING, ING Financial Advisers, LLC (“IFA”) and their current and former officers, trustees, employees, agents and affiliates, arising from or relating to the NYSUT 403(b) and 403(b)(7) products, provided however, that nothing contained in this

Assurance shall be construed to cover claims of any type by any other state agency or any claims that may be brought by the OAG to enforce the ING’s obligations arising from or relating to the provisions contained in the Assurance. The Assurance shall not prejudice, waive or affect any claims, rights or remedies of the OAG with respect to any person, other than the ING, IFA and their current and former officers, trustees, employees, agents and affiliates, all of which claims,

rights, and remedies are expressly reserved.

32. If ING commits a material breach of any of the obligations described herein, the

OAG may in its sole discretion terminate the Assurance upon written notice to ING and ING

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agrees that any statute of limitations or other time-related defenses applicable to the subject of the Investigation and any claims arising from or relating thereto are tolled from and after

December 14, 2004. In the event of such termination, ING expressly agrees and acknowledges that the Assurance shall in no way bar or otherwise preclude the OAG from commencing,

conducting or prosecuting any investigation, action or proceeding, however denominated, related to the Investigation, against ING or from using in any way any statements, documents or other materials produced or provided by ING after commencement of the Investigation, including,

without limitation, any statements, documents or other materials provided for purposes of settlement negotiations.

     B. Cooperation

33. ING shall fully and promptly cooperate with the OAG with regard to the

Investigation, and related proceedings and actions, of any other person, corporation or entity,

including but not limited to current and former employees, concerning retirement products. ING shall use its best efforts to ensure that all its officers, directors, employees and agents also fully and promptly cooperate with the OAG in the Investigation and related proceedings and actions.

Cooperation shall include without limitation: (1) production voluntarily and without service of subpoena of any information and all documents or other tangible evidence reasonably requested by the OAG, and any compilations or summaries of information or data that the OAG reasonably requests be prepared; (2) without the necessity of a subpoena, having ING’s officers, directors,

employees and agents attend any proceedings at which the presence of any such persons is requested by the OAG and having such persons answer any and all inquiries that may be put by the OAG to any of them at any proceedings or otherwise (“proceedings” include but are not

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limited to any meetings, interviews, depositions, hearings, grand jury hearing, trial or other proceedings); (3) fully, fairly and truthfully disclosing all information and producing all records and other evidence in their possession relevant to all inquiries made by the OAG concerning any fraudulent or criminal conduct whatsoever about which ING has any knowledge or information;

(4) in the event any document is withheld or redacted on grounds of privilege, work-product or other legal doctrine, a statement shall be submitted in writing by ING indicating: (a) the type of document; (b) the date of the document; (c) the author and recipient of the document; (d) the general subject matter of the document; (e) the reason for withholding the document; and (f) the

Bates number or range of the withheld document. The OAG may challenge such claim in any forum of its choice and may, without limitation, rely on all documents or communications theretofore produced or the contents of which have been described by ING, its officers, directors,

employees, or agents; and (5) ING shall not jeopardize the safety of any investigator or the confidentiality of any aspect of the Investigation, including sharing or disclosing evidence,

documents, or other information with others during the course of the investigation, without the consent of the OAG. Nothing herein shall prevent ING from providing such evidence to other regulators, or as otherwise required by law.

34. If ING violates the terms of this Assurance in any material respect, as determined solely by the OAG: (1) the OAG may pursue any action, criminal or civil, against any entity for any crime it has committed, as authorized by law, without limitation; (2) as to any criminal prosecution brought by the OAG for violation of law committed within six years prior to the date of this Agreement or for any violation committed on or after the date of this Agreement, ING

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shall waive any claim that such prosecution is time-barred on grounds of speedy trial or speedy arraignment or the statute of limitations.

     C. Miscellaneous Provisions

35. This Assurance and any dispute related thereto shall be governed by the laws of the State of New York without regard to any conflicts of laws principles.

36. No failure or delay by the OAG in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative.

37. ING consents to the jurisdiction of the OAG in any proceeding or action to enforce the Assurance.

38. ING enters into this Assurance voluntarily and represent that no threats, offers,

promises or inducements of any kind have been made by the OAG or any member, officer,

employee, agent or representative of the OAG to induce ING to enter into this Assurance.

39. The Assurance may be changed, amended or modified only by a writing signed by all parties hereto, and the parties may extend any of the procedural dates set forth above where appropriate.

40. The Assurance, together with the attached Exhibits, constitutes the entire agreement between the OAG and ING, and supersedes any prior communication, understanding or agreement, whether written or oral, concerning the subject matter of this Assurance.

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41. This Assurance shall be binding upon ING and its successors, assigns, and/or purchasers of all or substantially all its assets (“Successors”) provided, however, that any

Successor to ING may petition the Attorney General and obtain relief from such undertakings.

42. The Assurance shall be effective and binding only when it is signed by all parties.

The Assurance may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one instrument.

     WHEREFORE, the following signatures are affixed hereto on the dates set forth below.

     Dated: October 10, 2006

                                                                      ELIOT SPITZER
                                                                      Attorney General of the State of New York

                                                                      By: /s/ David D. Brown
                                                                      ___________________________
                                                                      David D. Brown, IV
                                                                      Assistant Attorney General
                                                                      Investment Protection Bureau

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ING LIFE INSURANCE AND ANNUITY COMPANY

                                                                                By: /s/ Brian D. Comer

ACKNOWLEDGMENT

STATE OF	Connecticut )
):s.s.
COUNTY OF	Hartford )

On this 6th day of October, 2006, before me personally came Brian Comer, known to me, who, being duly sworn by me, did depose and say that s/he is
President of ING Life Insurance and Annuity Company, is duly authorized by
ING Life Insurance and Annuity Company, Inc., to execute the same, and that
s/he signed her/his name in my presence by like authorization.

/s/Cheryl Shelton
Notary Public

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                        EXHIBIT A

          Important Facts About [Name of Product]

This retirement product is not free. ING and the funds offered in the product charge various fees and expenses. Many fund companies pay ING in return for being offered as investment options, as well as for the recordkeeping and related services ING provides. Funds are selected based on the revenue they pay to ING and on ING’s assessment of their quality and cost. Both ING and the mutual fund companies seek to make a profit from the product.

Any fees that you pay as part of your retirement plan will have an impact on your savings over time. An investor in this product pays ING and the fund companies an average of __% of his or her account balance every year.

The table below shows the impact of the average fee on the account of an investor who saves $[the rounded average annual investment] at the beginning of each year over a twenty-year period, assuming that the investment portfolio (before fees) increases by 7%
per year.

Year	End of year balance	End of year balance after
	without fees	average fee

1

5

10

15

20

Total impact of average fees = $

ATTORNEY GENERAL OF THE STATE OF NEW YORK
BUREAU OF INVESTMENT PROTECTION
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                                   In the Matter of

ING LIFE INSURANCE AND ANNUITY COMPANY,

                                                                                     Respondent.

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                               ASSURANCE OF DISCONTINUANCE
                              PURSUANT TO EXECUTIVE LAW § 63(15)

                                                                      EXHIBITS

EXHIBIT 1

 M E M O R A N D U M

To: Executive Committee

From: _______________

Re: TAX SHELTERED ANNUITY (TSA) ENDORSEMENT

The Member Benefits Department together with our benefit consultant, _______, have for the past eight months reviewed the possibility of recommending the endorsement of a Tax Sheltered Annuity Program (403b). After careful deliberation, the Member Benefit Trustees have unanimously recommended to the Executive Committee and Board that NYSUT Member
Benefits develop an endorsed TSA program.

BACKGROUND

Tax sheltered annuities represent the best method for our members to save for retirement and lower their current income taxes. However, unlike pension plans, this is not a tightly regulated industry. In fact, in New York State there are over 1,000 agents selling hundreds of different types of TSA products to our members. New York City is the only region in the state that limits
TSA products to those offered through the Retirement System.

The professional capability of the agents and the quality of the products often leave our members’
hard earned retirement money at risk.

Currently our members invest over $100 million annually in TSA’s an over $3 billion has accumulated in their accounts. Although these are sizeable sums of money, less than 30% of members eligible for participation make significant contributions to a TSA. Therefore, the vast majority of our members either cannot afford a contribution or do not understand the benefit of this program.

Executive Committee
February 18, 1988

OBJECTIVE OF A (TSA) ENDORSEMENT

The goal of the endorsement is to improve the financial security of our members.
The first step in this process is to use the organization’s collective buying power to establish a sound Tax Shelter Annuity program. Once established, the TSA will be the core of a financial planning system that will ultimately provide long term financial benefits to our members. The financial planning system will integrate all existing elements and new member benefit programs including life insurance, disability insurance, legal services, pre-retirement planning, tax preparation, TSA’s, pension and estate planning.
In order to determine the feasibility of such an endorsement, we analyzed the advantages versus the disadvantages, which are presented in Exhibit A. After reviewing this analysis, it became obvious that we should proceed with this venture.

PRODUCT SELECTION / DELIVERY SYSTEM

The easy part was determining that an endorsed 403(b) program was desirable. The difficult assignment was the selection of the proper company to provide this service. This task is especially formidable since we currently have only potential business to bring to the bargaining table and unfortunately, cannot transfer a large book of business to a potential carrier. Having no clout in this multi-billion dollar marketplace is a dilemma.

In association with the benefit consultants of the ____________________, we contacted the major providers of TSA programs. These companies were interviewed to review their capability as it relates to the specific needs of our members. Seven companies that we believed had the expertise to implement a statewide program were asked to respond to a formal Request for Proposal
(RFP). After reviewing the proposals submitted, five were requested to make formal presentations to the Trustees at an all day meeting on January 30, 1988. The five companies were as follows:

 __________________________
__________________________
 __________________________                              NBT-000068
__________________________
SBA (AEtna Insurance)

All the companies bidding believed that NYSUT would substantially increase their TSA business at the expense of their competitors, and therefore were very interested in obtaining our endorsement.
However, it became apparent through discussions with the providers that they would prefer that
NYSUT not endorse any carrier and continue to leave TSA’s a free market.

In addition, all potential providers, because of their presence in the marketplace, had at one time or another received member complaints concerning the operation of their program or agents. This was of concern to the Trustees, but we cannot influence the actions of any company when

Executive Committee
February 18, 1988

We have removed ourselves from the marketplace. If NYSUT gives an endorsement, there will be a grievance system to settle all complaints.

After a thorough review of the Requests for Proposals and company presentations on
January 30, 1988, the Trustees selected SBA (AEtna) as the first choice and ______
as the alternate. During the past two weeks, we have been meeting with SBA (Aetna)
to negotiate the structure of a potential endorsed program.

The endorsement would be with SBA, a broker/dealer subsidiary of Aetna Insurance.
Products offered would be as follows:

AEtna Programs

Fixed Account, Common Stock, Money Market, Bond Fund, Guaranteed Account
and Guaranteed Equity Trust

Mutual Funds

Family of high quality funds, such as Fidelity and Socially Responsible Funds

Since SBA is a broker, final product selection will be determined with NYSUT. Quality control of the agents promoting the program will be maintained by utilizing only 50 agents from the 300 registered agents AEtna has in New York. The agents will be supervised from five regional centers with a full time case manager located at NYSUT headquarters.
In addition, UUP recommended AEtna because of the excellent support they have provided to UUP and their members. More specific program features are included in Exhibit B.

If we are unable to meet our specific needs with AEtna, the Trustees requested we negotiate with the second ranked provider, ________. I anticipate that if the Executive Committee concurs with this initial proposal, most of the details of an endorsed program can be completed prior to the March 4, 1988 Board meeting.

CONCLUSION

The NYSUT endorsement of a TSA program will give our members a voice in this multi-billion dollar market through their union. The net result will be improved financial security for our members in the same way that we have been able to influence their financial well being at the bargaining table. Long term, the benefits that accrue to the membership and NYSUT will be dramatic. Therefore, I recommend the Executive Committee support the decision of the
Member Benefits Trustees to endorse a TSA program.

_________________                                                                                              NBT-000069
_________________

Enclosures

                                                                                                                Exhibit A

                                   ADVANTAGES OF A TSA ENDORSEMENT

• Members will be provided stable investment options from sound financial institutions.

• Members will only be contacted by agents that meet NYSUT’s and the Locals’
   standard for professional qualification.

• NYSUT’s endorsement will provide an atmosphere of competition thereby upgrading the quality of all TSA products offered to our members.

• Participation will increase when there is a clear choice of a complicated investment decision.

• Timing is appropriate in light of the diminished benefit of IRA’s, as a result of Tax Reform.

• Reduce cost of the investment option and ability to negotiate favorable loan provisions.

• Since most districts have 8 to 15 payroll deduction slots for TSA, our members will not be limited in their selection. Therefore, any endorsement will only give our members additional investment options.

• Long term objective is to negotiate an employer contribution to the members’ TSA account.
  This will require administrative services that are not currently available but can be established by an endorsed provider.

• Member will have an advocate (NYSUT) for their concerns or problems.

                           DISADVANTAGES OF A TSA ENDORSEMENT

• Unless our selected provider has the best performance, our members will second guess our selection.

• We may be competing with our own locals that have endorsed providers.

                                                                                                                       NBT-000070

Exhibit B

                                PROGRAM HIGHLIGHTS

•  Investment options that give our members flexibility, security and confidence.

• Provide convenient, low cost loans from the members' account.

• Repayment of loans can be through payroll deduction. This is not only convenient, but avoids tax penalties if loan payments are late.

• Provide reliable administration, including immediate credit of all deposits (zero float).

• Ability for member to split their investment dollars in several programs simultaneously.

• Well supervised, professional agents that are licensed and will sell on an unbiased product basis.

• Grievance Committee of NYSUT leaders that will have the ultimate determination of member complaints.

• Individual counseling using lap top computers to determine Maximum Exclusion Allowance, net pay illustrations and future value proposal with retirement income options.

• (800) toll-free complaint and funds transfer contact.

• Loans from mutual funds through the use of a custodial account.

• Comprehensive financial planning and retirement planning seminars.

• Death Benefit counseling for beneficiaries concerning options available and assistance in financial planning.

• Timely statement preparation including the ability to consolidate several investment options on one report.

• Periodic analysis of alternative investment options which will help insure our members have the correct investment opportunity in relation to their capacity risk and expected return.

• NYSUT and _______ will have the right to audit the records of the provider to ensure no excess profits are earned by the provider.

• Supplemental services including social security income protection, newsletters, financial seminars and law change seminars.

                                                                                                                                              NBT-000071

EXHIBIT 2

From:                Lynette Metz
To:                     ___________
Date:                 1/26/04 3:46PM
Subject:            contract talks - ING

_____ would like to keep the ball rolling on the contract talk issues. He's suggesting 2/6 as our next date.

If you are available - please get back to ________

_____. Please book a meeting room - the time has not been decided yet.

__________

__________and I met with ING on 1/23. We discussed ope
which expires on 12/31/06 and extending in 3 years. Our current contact mandates that to become a broker dealer prior to 1/2005 in order to receive all the money that was contractual settled upon. It is our intention to not become a broker dealer therefore unless we come up with a different payment methodology we would stand to loose approx. $600,000 in 2005 and 2006. In the new contract we would like to come up with a reimbursement per person vs. a set dollar amount. ING suggested $5 per eligible participant (current NYSUT membership at 500,000) which equals $2.5 million. This amount fell well below our 2005 contractual figure (using basis points and expense reimb. for staff) of $3.2 million.
We took a strong position that we would not settle for less than we have already contractually agreed upon. They indicated that they wanted to use some of the money to enhance our program by adding a new fix account investment option. (I’ll have _____ review with you the details.) While we liked the new program we made it clear that we consider new investment option their costs – not ours.
We left the meeting suggesting the following reimbursement schedule:

This amount would be multiplied by the entire NYSUT membership base. The reimbursement would be applied to the enhancement package costs that we decide to offer to our participants AND the expenses related to our 5 CFS, _______ and attorney.

The ING folks didn't like the above figures. _______ made a strong case that we didn’t get what we deserved when they sold our block of business- I brought up the fact that if they wanted to provide detailed expense reports outlining all the costs (salaries, etc.) associated with the program – proving to us that they are really hurting for $ that we would be better able to understand their budget crisis issues. They didn’t jump at that suggestion.

In summary this was our first meeting that we really got a chance to throw some numbers around.
Our next meeting should bring us closer.

Lynette

CONFIDENTIALITY NOTICE: This e-mail, including attachments, is for the sole use of the individual(s)
to whom it is addressed, and may contain confidential and privileged information. Any unauthorized review, use, disclosure or distribution is prohibited. If you receive this e-mail in error, please notify the sender by reply e-mail and destroy this message and its attachments.

EXHIBIT 3

Securities offered through:
Aetna Investment Services, LLC
151 Farmington Avenue
 Hartford, CT 06156
 1-800-677-4636
  www.aetnafinancial.com/custom/nysut

Opportunity Plus is a tax-deferred variable annuity
issued by Aetna Life Insurance and Annuity Company
(Aetna). NYSUT Benefit Trust is reimbursed by Aetna
for certain costs and expenses in support of the
Opportunity Plus program.

Aetna does not offer tax advice. Consult your tax advisor
prior to making investment-related decisions.

Opportunity Plus Offers:                                       Contributions

• Asset building – a great way to help invest                             You can increase, decrease, and/or terminate your
for future needs and supplement your                                             salary reduction agreement within the limits
retirement income.                                                               established by your employer. Also, transfers from
• Multiple diversified investment                                                    other TDA accounts can be accepted into
 options – including lifestyle funds designed                                Opportunity Plus (if suitable for your situation
 specifically with your targeted retirement                          and objectives). It is important to know, however,
date in mind; you select where your dollars                                that federal law restricts the total amount you may
 are invested.                                                                        contribute. Your local Aetna representative can
• Disciplined investing – you set aside                                         help you determine your maximum allowable
 part of your salary automatically each pay                               contribution.
 period.
• Tax-deferred investing – Opportunity Plus
 falls under section 403(b) of the Internal                                    Diversified Investment Options
 Revenue Code. With a 403(b) program,                                        Opportunity Plus offers you a wide range of
 you are taxed only when you begin to take                                 investment options spanning the risk/reward
 distributions, at which time you may be in                                 spectrum – all under one annuity contract. You
 a lower tax bracket.                                                                               determine which options, or combination of
 • Payout options – you choose the payout                                options, are best for you based on your individual
 options that best fit your future needs and                                investment objectives and risk tolerance. You can
 lifestyle.                                                                              also change the investment selection for your
• Superior customer service – a dedicated                                 accumulated funds and current deposits at any
 Service Center provides NYSUT members                                 time – as many times as you wish.1 In addition,
 and agency fee payers with immediate access                          there are fixed-rate accounts offering a variety
 to trained service analysts through one                                              of maturity dates and a simplified “one-step”
 convenient toll-free number.                                                  investing approach through lifestyle funds.
• Easy account access – stay on top of
 your investments through phone and                                            Managing Your Account
 Internet access, quarterly statements, and                         With Opportunity Plus, you have several ways to
personalized assistance from your local                                        keep track of your investments and to make
 Aetna representatives.                                                                           changes to your account:

                                                                                           • Quarterly participant account representatives
                                                                                                                         • On-site service with local Aetna representatives
                                                                                                                         • Opportunity Plus Service Center – 1-800-OPP-INFO (677-4636)
                                                                                                                          • AetnaAccess® touch-tone phone service (1-800-238-7377)
                                                                                                                            gives you 24-hour-a-day access to make account inquiries
                                                                                                                            and investment transfers, obtain fund unit values and more
                                                                                                                         • Account information on-line at www.aetnafinancial.com/custom/nysut

1Funds allocated to the fixed interest and guaranteed accumulation accounts may be transferred to the other options with certain limitations

Withdrawing Your Money
Opportunity Plus is a variable annuity and is
intended to be a long-term investment vehicle.
According to the IRS, any contributions you make
to the plan after December 31, 1988, and any
earnings on your total account value accrued after
that date, may only be withdrawn under one or
more of the following circumstances:

 • Attainment of age 59½ (withdrawals prior to
 59½ may be subject to a 10% federal tax
 penalty);

• Separation from service;

• Your death or disability; or

• Financial hardship (hardship withdrawals may
 be made from salary reduction contributions
 only, not from earnings on those contributions)

Opportunity Plus does offer an attractive loan
feature. Under certain circumstances, you may be
able to borrow funds from your account and
continue to defer taxation.

Payout Options
When you are ready to retire, you may select the
payout option that best helps you meet your
needs. Options include:

• Distribution over a specific time period

 • Income for as long as you live and, if chosen,
 for as long as your beneficiaries live

• Lump-sum payment

EXHIBIT 4

The decision to start retirement planning seems to be the hardest part for most people…
especially in a time when news of “investments gone bad” is so prominent. High-profile failures in the system aside, the basic principle doesn’t change. There is no nest egg at the end of the day if you don’t start “feathering” it as soon as you get up in the morning.
Here are some retirement basics:

NYSUT Members can choose a supplemental retirement program designed with their needs in mind.
You have choices. Lots of them. When you’re making your choice, be aware of the fact that NYSUT’s only endorsed provider of 403(b) plans is ING. NYSUT Benefit Trust and ING developed Opportunity Plus, a tax-deferred variable annuity with more than
40 investment options, easy account access and an attractive loan feature. It lets you assemble a portfolio by choosing from investment vehicles that span the risk/potential reward spectrum…from fixed to variable.

Opportunity Plus may put more money in  your pocket today.
Tax-deferred means two things, both of them good. The amount you designate as your contribution is taken from you pre-tax income, actually reducing the current taxable portion.
Earnings you accumulate are not taxed (like the interest in a non-qualified savings account could be) until you withdraw the proceeds, usually when you’re in a lower bracket. Being in a better tax position – from day one – is a key reason to consider these annuities as more than just an expense today with a far-off payout.

Unique features help protect  your 403(b) while you're making contributions.
Opportunity Plus includes some unique features that help protect your 403(b) contributions if something happens to you, including a $500 annual disability benefit in the event of a disability and a life insurance benefit in the event of your death. It also includes an objective financial counseling service, offered at no cost to terminally ill participants or to beneficiaries of deceased participants.

Tomorrow's retirement starts today.
Early participation lengthens the critical correlation between years and dollars. You may picture retirement as something that won’t happen until years from now, but it comes sooner than you think. If that seems a little intimidating, take a small step. Get the specifics on the retirement strategies developed specifically for NYSUT members and agency fee payers with just a phone call to:

Kevin Clar
585-244-9630

Stephen DeMarie
800-326-8410

Robert Rosenberg
585-244-9630

Robert Seelback
 800-326-8410

EXHIBIT 5

Financial Building Blocks Page 1 of 4

Printable Version

NYSUT Financial Building Blocks® Educational workshops

Overview How to participate

Benefits and programs for NYSUT members Workshop descriptions

Cost

Attention: Local presidents and chapters leaders

Overview

Someone once said that the average person spends more time planning an annual vacation than planning for his or her financial future. Why? Probably because planning a vacation is fun while planning for your financial life can be stressful. Financial Building Blocks® takes away the stress by providing an easy “first step” whether you’re just starting out, established in your career or retired.

NYSUT Benefit Trust and ING Financial Advisers, LLC (member SIPC) specifically developed Financial Building Blocks for NYSUT members and agency fee payers. The program now offers increased flexibility with an array of shorter programs on more specific topics – you can schedule a single workshop at a time or consider developing a schedule that offers a series of continuing education.

These educational programs are scheduled by local leaders for their members. Workshops are presented by Certified Financial Planners dedicated to providing unbiased information pertaining to an array of personal financial topics. There’s no sales pitch – they do not promote specific products or services. The purpose of these programs is to provide reliable financial information. During these interactive sessions, the presenters will serve as a technical resource, available to assist members with any questions.

Additional assistance is available through the Financial Counseling Program. Information on this program will be presented at the workshop. Individuals will have the ability to take a Financial Counseling Program brochure to enroll in the program, if they wish to seek additional financial assistance. The annual fee for the Financial Counseling Program is waived for Opportunity Program participants who maintain a balance in their Opportunity Program account(s). This Opportunity Program enhancement is provided courtesy of NYSUT Member Benefits.

Back to top How to participate

Ask your local president or chapter leader to call NYSUT Member Benefits at 800-626-8101 about hosting a Financial Building Blocks seminar for you and your colleagues. Local Leaders

Financial Building Blocks Page 2 of 4

that wish to inquire about scheduling a seminar, or to ask any questions, can also e-mail us.

Benefits and programs available to NYSUT members

All programs include a discussion pertaining to NYSUT Member Benefits programs and services. Members may request additional information directly from Member Benefits by submitting an easy-to-complete checklist indicating the programs of interest.

Workshop descriptions General overview program

The “traditional” three-hour program provides an overview of Financial Education. Seminar topics include Cash Management, Insurance/Risk Management, Investments, Education Funding, Retirement and Tax Planning as well as Estate and Gifting concepts. This seminar has been well received by many locals over the past several years – a perfect way to introduce a basic overview of financial concepts. Highly recommended for locals that have not previously offered this program.

Specific Topic Workshops

Financial Building Blocks now offers the following 1½ hour sessions (allocated time can be slightly adjusted to best meet the needs of your membership):

· Asset Allocation: Details the basic concepts of achieving a well-balanced investment portfolio by using portfolio diversification and reallocation. A discussion on the risks of market timing will also be covered. Members will enjoy a light snack. This workshop is recommended for all members.

· Cashflow Management and Pre-retirement Savings Goals/Education Funding: Just starting out or perhaps starting over? This workshop will review the basics of budget planning – how to develop short- and long-term goals, and how to develop a saving strategy designed to reach these goals – as well as discuss the advantages of pre-tax savings with tax deferred growth (advantages of 403(b) investments), and other saving strategies. Education funding vehicles and advantageous income tax opportunities are explored. This program is highly recommended for new members and individuals who may have had a recent life-changing event (i.e., career change, marriage, divorce, family death).

· Investment Planning and Strategies: What are you reactions to changes in financial markets? Determining your personal risk tolerance is an important step that can assist you in selecting the type of investments that may best meet your needs. This session will provide you with definitions of the various asset classes and compare the levels of relative risk associated with investment in these asset classes. The program also will cover strategies for investing (including how to structure your investments among accounts with various tax implications), Tax Deferred Annuities [403(b)], IRAs, Roth IRAs and other types of funding vehicles. This program is designed to meet everyone’s needs…for the first time investor and for the more experienced investor!

Financial Building Blocks Page 3

· New Directions: This 30-minute program details basic investment concepts in a quick overview. This workshop can be added to an orientation or in-service program agenda for new members, or as a single brief introduction to investing. This workshop is recommended for members just beginning or re-entering their careers. Note: NYSUT Member Benefits has waived the $10 registration fee.

· Retirement Planning: Do you know how much money you will need in retirement and how long your savings will last? Developing solid retirement goals is the first step to developing a retirement income plan. This workshop reviews factors that will assist you in determining what level of income you will need during retirement to meet your needs and explains various types of retirement distraction strategies. Increased limits on your pre-tax investments will be covered, including opportunities to increase investments in your 403(b) and/or IRA accounts prior to your retirement date. The session will also discuss the structuring of beneficiary designations, income tax issues pertaining to various types of plans, required minimum distributions and potential tax penalties. This program can provide assistance to any member planning to retire at some point, and is especially beneficial to members within five years of potential retirement.

· Tax Planning/Understanding Estate Planning/Long-Term Care: Are you aware of the details on the recent tax legislation changes? This seminar presents an overview of the new personal income, gift and estate tax rules and covers the increased contribution limits for retirement saving vehicles. There will e a discussion of how to structure your current savings to decrease the tax impact to your heirs. The session will also deal with structuring your asset ownership and planning your beneficiary designations for your heirs to take full advantage of flexibility and planning opportunities under the tax law. The program includes a review of important testamentary documents including your will, the uses of trusts, living wills, powers of attorney and health care proxies. Various types of testamentary plans will be reviewed. Considerations necessary when deciding if you need asset protection through long-term care insurance will be discussed. Program beneficial to all members.

Cost

There is a registration fee of $10 for each member (the $5 fee for a non-member guest has been eliminated). The fee helps cover the cost of materials, the presenter and food. Each member will receive workbooks containing practical information and exercises. Note: The $10 fee is waived for the New Directions seminar.

Attention: Local President and Chapter Leaders

We value your time and want to make your experience with Financial Building Blocks a positive one. If you reserve a date for a seminar, we will make certain that:

· Personalized invitations on your local’s stationery are prepared by seminar coordinators and mailed to your members’ addresses of record.

· Seminar coordinators process registrations daily and maintain up-to the-minute registration lists.

Financial Building Blocks Page 4 of 4

· Catering arrangements are made with the caterer of your choice or a comparable alternative. The light buffet generally includes cold cuts, salads, bread and rolls, beverages and a dessert.

· The seminar leader will call you a few days before the seminar to discuss attendance and any special seminar content you feel important.

Your “responsibilities” are only to:

  Reserve a room with a projection screen for the seminar.
  Mail in a piece of your stationery and your signature.
  Enthusiastically support the program! Consider using the posters and mailbox stuffers we have available.

ING does not offer tax advice. Please consult a tax adviser or attorney before making a tax-related investment/insurance decision.

Insurance products are offered through ING Life Insurance and Annuity Company (ILIAC), 151 Farmington Avenue, Hartford, Connecticut 06156. Securities are offered through ING Financial Advisers, LLC (member SIPC) and other broker/dealers with which it has agreements. Custodial services are offered through ING National Trust. These companies are wholly owned subsidiaries of ING Groep N.V. Products and services may not be available in all states.

© 2002 – 2006 ING North America Insurance Corporation

EXHIBIT 6

From:

Sent:	Friday, January 16, 2004 11:21 AM
To:

Cc:

Subject:	RE: CRM Bonus Adjustments

Importance: High

_______ and _____ played an major role in the success of Long Island far exceeding their sales & asset retention goals.

______ was actively involved in the solicitation and and support of the Early Retirement Incentive Program, allowing Long Island to far surpass their sales goals. He worked closely with his RM, many nights and weekends, proactively seeking out opportunities by discussing benefits and incentives with NYSUT Local Presidents. In addition,
______ presented many Retirement Income seminars at NYSUT Locals, using it as a “foot in the door” to promote the Early Retirement Incentives using ING. He has built strong relationships with key NYSUT leaders in Long Island, which will lead to future opportunities for this region.

In addition to Long Island’s success, ______ also was part of Albany exceeding their goals as well. She has been a major player in supporting Opportunity Plus agents by providing top-of-the-line financial planning to participants who were at a high risk of moving their assets. 75% of the financial plans she delivered were for Opp+ participants.  _____ has received many acknowledgements from agents for referring new participants to them to enroll into Opp+. _____ continues to work digileintly with agents to determine where she can solicit ING in areas in which the agents need access. She is considered the “senior” financial planner and is always used by management as a resource. ______ is always willing to assist management and/or NYSUT in any way necessary to achieve results. _____ knowledge, skills and demeanor are some of the reasons why NYSUT specifically request that ______ participate in presenting to their members at Conferences and Regional Meetings.

Both of their RM’s requested a rating of 1 for _____ & _____ . With limited number of 1 ratings, they were bumped down to 2. Since their accomplishments could not be accurately recognized in their rating, we would like to recognize them in their bonus.

Thanks for considering this. We really appreciate it.

Registered Principal
Office Manager/OSJ Operations Consultant
ING Sales & Marketing Office, G145
ING Financial Advisers, LLC
800 Troy-Schenectady Road
Latham, NY 12110-2455
Phone: _____________
Toll Free: _______________
Fax:  ________________
e-mail: _________________

Insurance Affiliation: ING Life Insurance and Annuity Company Securities Offered through ING Financial Advisers, LLC (member SIPC)

----Original Message----
From:

Sent:	Friday, January 16, 2004 9:59 AM
To:

Cc:

Subject:	RE: CRM Bonus Adjustments

Thanks	we need comments provided to support any bonus ratings of 1…thanks.

FOIA/FOIL CONFIDENTIAL TREATMENT REQUESTED		INGGrAE0084566

____________ Registered Representative ING Financial Advisers, LLC 440 S. Warren Street Suite 603 Syracuse, NY 13202 Ph. ____________ Fx. ____________

Effective 9/8/03 my new email address is ___________________________

Member SIPC

----Original Message----
From:

Sent:	Friday, January 16, 2004 9:58 AM
To:

Cc:

Subject:	CRM Bonus Adjustments
Importance:	High

Hi

	and I discussed what adjustments we would like to make, if possible.	Here’s how the

planners standa as far as recommended Y/E ratings:

_______________ = 2
_______________ = 2
_______________ = 3
_______________ = 3

_______________ = Position terminated, but is to receive a prorated bonus since termination was after October cutoff.

We would like the bonuses to be calculated as if the ratings were as follows:

______________ = 1
______________ = 1
______________ = 3
______________ = 3

______________ = take the adjustment amount of the increased bonus to
__________ from ______________ bonus.

If this could be done, that would be great.

Please let us know.

_______________
Registered Principal
Officer Manager/OSJ Operations Consultant
ING Sales & Marketing Office, G145
ING Financial Advisers, LLC
800 Troy-Schenectady Road
Latham, NY 12110-2455
Phone: ____________
Toll Free: _____________
Fax:  _____________
e-mail: ____________

FOIA/FOIL CONFIDENTIAL TREATMENT REQUESTED                                        INGGrAE0084567

Insurance Affiliation: ING Life Insurance and Annuity Company Securities Offered through ING Financial Advisers, LLC (member SIPC)

FOIA/FOIL CONFIDENTIAL TREATMENT REQUESTED                                  INGGrAE0084568

EXHIBIT 7

NEW YORK TEACHER STATE EDITION
The official publication of New York State United Teachers.

HOME New York Teacher Contact

Member Benefits: Here’s a source for	· For more information,
contact NYSUT Member
objective	Benefits (800) 626-8101,

Financial advice	e-mail
benefits@nysutmail.org, or
log on to
www.memberbenefits.nysut.org
March 16, 2006

Where can you go for financial advice not connected to a brokerage firm or an individual who makes a living from commissions? New York State United Teachers members and agency fee payers can turn to the Financial Counseling Program endorsed by NYSUT Member Benefits.

The program’s goal is to provide members with a sense of financial security and confidence about their financial decisions based on an independent review of their individual situations.

You get help with education funding concerns, investment planning, retirement income issues, debt management, insurance needs and estate planning.

Ernst & Young LLP, a global leader in financial services, provides this program, except as otherwise indicated.

Ernst & Young financial counselors provide objective guidance based on an individual’s neds; they sell no financial products.

The program’s toll-free EY Financial Planner Line can provide answers to personal and general financial planning questions, with follow-up responses to complex issues.

The EY Financial Planner Line can help with situations including adjustments to lifestyle changes, 403(b) tax-deferred contributions, tax-related issues, and questions pertaining to required minimum distributions at age 70 ½.

Participants receive Focused Financial Analyses – customized reports on specific financial issues, developed from your answers to a targeted questionnaire.

Charts, graphs and an easy-to-understand format present suggested strategies and action steps to help reach individual goals. The EY Financial Planner Line can be used to discuss the results.

Another feature, the Understanding Personal Finances newsletter, covers various financial planning issues.

You can also request an in-person financial planning consultation (may require an additional fee). You can choose to have your consultation with either:

of 2

3/29/06 3:34PM

Member Benefits: Here’s a source for objective financia… http://nysut.org/newyorkteacher/2005-2006/0603

· an ING Financial Advisers, LLC financial planner to be scheduled at a mutually agreed-upon time and place within New York, New Jersey, Connecticut or Florida; or

· an Ernst & Young LLC financial counselor for two and one-half hours, to be completed in one or two sessions at E&Y’s New York City or Lyndhurst, N.J., office.

Because the ING financial planners consulting through this program are salaried and do not earn an commissions, you are assured of receiving objective guidance, regardless of which company you select.

The plan costs $79 a year, but the annual fee is reduced to $73 when purchased through payroll or pension deduction. Note: Participants in any of the NYSUT Member Benefits-endorsed Opportunity Programs through ING who maintain a balance in their Opportunity account receive enrollment in the Financial Counseling Enhancement Program.

NYSUT.org. Copyright New York State United Teachers, 800 Troy-Schenectady Road, Latham, New York, 12110-2455. 518.213.6000. http://www.nysut.org.

of 2

3/29/06 3:34PM

EXHIBIT 8

To: ______________
Subject: E & Y proposed changes

In follow up to our discussion, we had one additional thought to consider. The initial purpose of the FCP program was to generate 403(b) leads for the Opp. Plus Producer. When we now make the E & Y program available to all 50,000 + Members, do we then place almost the entire focus of the FCP Program on existing Opp. Plus participants? If so, this will certainly negatively impact the Planner’s ability to reach out to non participating Members.

____________________
Managing Director
Registered Principal
ING Sales & Marketing Office, G145
ING Financial Advisers, LLC
800 Troy-Schenectady Road
Latham, NY 12110-2455
Phone: ______________
Toll Free: _____________
Fax: ________________
e-mail: _______________

Insurance Affiliation: ING Life Insurance and Annuity Company Securities Offered through ING Financial Advisers, LLC (member SIPC)

EXHIBIT 9

INTENTIONALLY OMITTED

EXHIBIT 10

AMENDMENT

MARKETING AND ADMINISTRATION AGREEMENT

This amendment to the Marketing and Administration Agreement (“Amendment”) is made effective as of January 1, 2001(the “Effective Date”), by and between Aetna Life Insurance and Annuity Company (“ALIAC”), an insurance corporation organized and existing under the laws of the State of Connecticut, and the NYSUT Benefit Trust (“Trust”), a trust organized and existing under the laws of the State of New York and operating for the benefit of the members and agency fee payers of the New York State United Teachers (“NYSUT”).

WHEREAS, ALIAC and the Trust have previously entered into a Marketing and Administration Agreement dated February 2, 2000 (“Agreement”); and

WHEREAS, the parties desire to amend the Agreement as provided herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1.	Section 2.04 is amended to add the following at the end of such Section:

“ALIAC will contribute to the cost incurred by the Trust in retaining six individuals employed by the Trust to assist in management of the Program up to a maximum of one hundred thousand dollars ($1000,000.00) per individual for the first year of employment. ALIAC shall make its payments to such cost incurred by the Trust on a quarterly basis within thirty (30) days of receiving an invoice from the Trust. ALIAC shall have the right to participate in the selection process for these positions and the persons selected shall be mutually agreed upon by ALIAC and the Trust. Responsibilities of this position shall include acting as liaison between ALIAC and the Trust, and overseeing on behalf of the Trust all aspects of the ALIAC programs and services sponsored by the Trust, including Opportunity Plus, Financial Building Blocks Financial Counseling Program, Variable Universal Life, Lifestyle Security Protection and Survivor Support. Contributions after the first year of employment shall be determined by mutual agreement. The parties will meet in May of each year, beginning May 2002 to reach agreement on such further contributions in order to include any agreed upon contributions in the June budgeting process. Any further contributions agreed upon will be effective September 1 of that year.”

2.	A new Section 4.14 and new Section 4.15 are added to the Agreement as follows:

“4.14 Employer Contribution Contract: ALIAC will offer to eligible School Districts (“School Districts”) an additional group annuity contract which will be a fixed product allowing employer contributions and in which the employees of participating School Districts will be automatically enrolled (“Employer Contribution Contract”). In the event a School District elects to offer the Employer Contribution Contract and selects ALIAC as the exclusive provider of a 403(b) Plan, or 401(a) Plan as appropriate, allowing employer contributions, then ALIAC will make available, either directly or through another entity, common remitter services to such School District at no additional charge to such School

NYSUTfinal.doc	RECEIVED OCT 23 2001
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District. The terms and conditions of the Employer Contribution Contract shall be mutually agreed upon by the Trust and ALIAC. ALIAC will be the sole carrier offering this type of product sponsored by the Trust.

“4.15 Supplemental Life Insurance Program: The Trust and ALIAC agree that ALIAC will develop a new group life insurance policy to take the place of the current Policy, as defined in the Marketing and Administration Agreement for the Supplemental Variable Universal Life Insurance Program between the parties (“Life Program Agreement”). Such new life insurance policy will be consistent with typical group life insurance policies, and take advantage of current features and administrative capabilities, available from ALIAC’s affiliated insurers in the ING Group of companies. The payments currently made by ALIAC to the Trust under the Life Program Agreement will remain unchanged.”

3.	Section 5.7 Common Remitter, is amended to add “On or before March 31, 2002,” at the beginning of the Section.

4.	Section 7.02 Payment to Trust, is deleted in its entirety and replaced by the following:

“7.02 Payment to Trust: While this Agreement is in effect, ALIAC will pay the Trust the following amounts during the term of the Agreement, which amounts the Trust will utilize to enhance benefits to participants in Trust sponsored programs:

(a) ALIAC will pay the Trust the following amounts during the indicated calendar year:

Year 2001: $1,252,000.00 Year 2002: $1,352,000.00 Year 2003: $1,502,000.00 Year 2004: $1,652,000.00 Year 2005: $1,802,000.00 Year 2006: $1,802,000.00

These amounts will be paid in pro-rated installments within thirty (30) days of the end of each calendar quarter for the preceding quarter during which this Agreement is in effect.

(b) In years 2005 and 2006, in addition to the amounts in Section 7.02(a), ALIAC will pay the Trust an amount equal to a percentage of the aggregate assets in the Modal, Single Premium and New Modal contracts referenced in Section 2.01 of this Agreement, the Voluntary 403(b)(7) Option referred to in Section 4.12 of this Agreement, and the Employer Contribution Contract referred to in Section 4.14 of this Agreement (“Program Assets”), as follows:

Year 2005: 3.1 basis points of Program Assets Year 2006: 4.2 basis points of Program Assets

Program Assets shall be determined as of December 31st of the year prior to the year in which payment under this Section 7.02(b) is to be made, and the amounts will be paid in four

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installments within thirty (30) days following the end of each calendar quarter of the year in which the payment is due while this Agreement is in effect. It is understood that ALIAC shall be obligated to make such payments under this Section 7.02(b) only to the extent permitted by, and in compliance with, applicable laws. The Trust shall be responsible, with ALIAC’s cooperation and assistance, for obtaining any licenses, registrations or other authorizations, and for maintaining compliance with applicable laws. In the event such payments can not lawfully be made, then ALIAC and the Trust agree to negotiate in good faith a form of payment that meets the intent of the parties to provide the Trust reasonable compensation under the Agreement.”

5.	Section 9.01 Effective Date – Term of Agreement is deleted in its entirety and replaced by the following:

“9.01 Term and Termination:

(a) This Agreement shall be in effect until December 31, 2006. This Agreement may be terminated as of December 31, 2006, by either the Trust or ALIAC by either party giving the other party prior written notice by January 1, 2006, of its intention not to renew the Agreement for the subsequent calendar year. Unless such notice is given, the Agreement will be renewed automatically for a period of one year on the same terms and conditions as set forth in this Agreement, including, without limitation, the payment terms for the year 2006 set forth in Section 7.02(a) and (b) of this Agreement. Thereafter, the Agreement will automatically renew each successive year on the same terms and conditions unless written notice of termination is provided by one party to the other by January 1 of the preceding year.

(b) In the event of a Change of Control, as defined in Section 9.01(d) below, the Trust may elect to terminate this Agreement if in its reasonable judgment it is in the best interests of the Trust and the School Districts. In the event the Trust elects to terminate the Agreement due to a Change of Control, the Trust will give ALIAC ninety (90) days prior written notification of such election (“Election Notice”). In that case, if the Change of Control giving rise to the Election Notice occurs in the year 2001, 2002, or 2003, ALIAC shall have the right to elect to make a payment (“Continuation Payment”) and continue the Agreement according to its terms and conditions. The Continuation Payment shall be three million dollars ($3,000,000.00). ALIAC shall provide written notice to the Trust of its election to continue the Agreement within ninety (90) days of the date of the Election Notice and, if ALIAC elects to continue the Agreement, will make the continuation payment within one hundred twenty (120) days of the date of the Election Notice. If the Change of Control giving rise to the Election Notice occurs after 2003, then the terms of this Agreement shall be renegotiated at that time.

(c) In the event ALIAC does not elect to make the Continuation Payment under Section

9.01(b), and the Agreement is terminated, then for a period of two (2) years following such termination, ALIAC will not actively solicit any School District that is not, nor individual participant who is not, a participant in the Program as of the effective date of such termination to purchase or participate in a tax deferred 403(b) group annuity contract by ALIAC.

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(d) For purposes of this Section 9.01, a Change of Control shall mean (i) other than to, by or with any entity listed on Attachment 1 hereto or any new entity resulting from the combination of the businesses of ALIAC and/or of any entity listed on Attachment 1 (collectively, “Permitted Affiliates”), any sale of all or substantially all of the capital stock of ALIAC, change of all or substantially all of the ownership in ALIAC, the sale of all or substantially all of the assets of ALIAC, a merger or consolidation of ALIAC, or any other event caused by ALIAC or by an affiliate of ALIAC which results in the transfer of all or substantially all of the assets or business of ALIAC; or (ii) the transfer of the Program to any entity other than a Permitted Affiliate. Reference to ALIAC in this Section 9.01(d) and in the third sentence of Section 9.09 of the Agreement shall be construed to also include ALIAC’s ultimate parent of ING Groep, N.V.

(e) In the event of the termination of this Agreement pursuant to this Section 9.01, then ALIAC will cooperate with and provide reasonable assistance to the Trust in transferring administration of the Program in a timely and orderly manner to a successor Trust sponsored provider. ALIAC and the Trust will make best efforts to transfer administration of the Program within ninety (90) days of termination to the extent within control of the respective parties and permitted by law.”

6.	The second and third sentence of Section 9.09 Non-Assignability are deleted and replaced by the following:

“This Agreement shall not be assigned or transferred by either the Trust or ALIAC without the prior written approval of the non-assigning or non-transferring party except that ALIAC may assign or transfer this Agreement to any Permitted Affiliate without the Trust’s consent. For purposes of this provision, any sale of all or substantially all of the capital stock of ALIAC, change of all or substantially all of the ownership in ALIAC, the sale of all or substantially all of the assets of ALIAC, a merger or consolidation of ALIAC, or any other event caused by ALIAC or by an affiliate of ALIAC which results in the transfer of all or substantially all of the assets or business of ALIAC to any other person or entity shall be governed by the terms of Section 9.01.”

7.	To the extent permitted by law and company privacy policies promulgated thereunder, ALIAC shall furnish to the Trust, on a monthly basis, demographic files containing for each Program participant: name, address, date of birth, social security number, status codes (active or inactive), contract effective date, contract termination date and type of plan (403(b)(1), or 403(b)(7) or both). To the extent practicable, ALIAC shall utilize a secured Internet site for this purpose.

8.	It is understood and agreed that consistent with Section 4.05 of the Agreement, effective February 15, 2002, the M&E Charge will be reduced to 1.00% and shall remain at 1.00% through the year 2006.

9.	ALIAC shall notify the Trust within sixty (60) days of the time that either of the following key personnel ceases to provide services in connection with the Agreement on behalf of ALIAC:

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Name	Title
Field Vice President
Managing Director

ALIAC will replace these individuals with personnel with substantially similar qualifications to be approved by the Trust. Such approval will not be unreasonably withheld.

10.	Except as expressly amended by this Amendment, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties have duly executed this Amendment effective as of the date first shown above.

AETNA LIFE INSURANCE AND ANNUITY COMPANY

By:
_____________________________
Title:____Senior Vice President
______
Date:____10/22/01
_________________

NYSUT BENEFIT TRUST

By:
______________________________
Title:
_____
CHAIR
_________________
Date:
_____
10/30/01
________________

No. 619  P. 6    AETNA FINANCIAL ALBA        OCT.30 2001  12:16PM

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EXHIBIT 11

From:
To:
Date:	5/7/2003 9:56:43 AM
Subject:	403(b) sheltering proposal

Hi

I understand you have some questions regarding the proposal. I’d be happy to fax you a copy of the materials I handed out…please send me your fax number, and I’ll get it on its way to you this afternoon. (I would e-mail it to you, but not everything is e-mailable. I’m also including my phone number below…once you have read the materials, please don’t hesitate to contact me if you have any remaining questions or concerns.

You might also wish to send me a regular mail address, and I’ll be happy to obtain and forward you a copy of ING’s prospectus for their Opportunity Plus program. I understand one of your questions regarded the cost structure, which is one of the strengths of the program. There are no upfront sales charges, no declining sales charges, no annual account fees, no penalty fees for early withdrawal, no “hidden” charges whatsoever for ING’s NYSUT clients.
There are mortality & expense fees, which are spelled out in the prospectus, and which are a part of literally every annuity product available. From what I have seen, these costs are extremely competitive with those of other financial providers. When you begin to examine ING’s cost structure vs. other available 403(b) products, it becomes easy to see why we have endorsed them for so many years.

A final note, which I hope I made clear at the meeting, but which I would like to reiterate here: I work for NYSUT Member Benefits, not ING. My pay is not tied in any way to ING. Whether or not NYSUT members choose to use ING, or remain with ING, has no bearing whatsoever on my compensation. My sole interest is to maximize this benefit for NYSUT members, who are the only people I ultimately need to answer to.

Again, please let me know at your earliest convenience where I can fax and mail to you the materials discussed above, and don’t hesitate to contact me at the number below if you have any questions or concerns whatsoever.

Best regards,

Regional Coordinator of Financial Services New York State United Teachers Elmsford Regional Office

CONFIDENTIALITY NOTICE: This e-mail, including attachments, is for the sole use of the individual(s) to whom it is addressed, and may contain confidential and privileged information.
Any unauthorized review, use, disclosure or distribution is prohibited. If you received this e-mail in error, please notify the sender by reply e-mail and destroy this message and its attachments.

ENBT-006766

cc:

ENBT-00676

EXHIBIT 12
From:

To:

Date:	12/9/2002 12:20:41 PM

Subject: RE: _________________

you bet......$$$$$$$$$$$$$$$$$$$$$$$$$$$$$$$$$$$$$$$$$$$$

-------------
Original Message
-------------

From:

Sent:	Friday, December 06, 2002 11:54 AM
To:

Cc:

Subject:

____,

Just a heads up…The president of ________________ will probably be calling you next week. He has gotten a few requests from his members for more information about the financial planning you discussed at ___________.

See…someone was actually listening!

Treat him well…he has 80 retirees at $50k+ for _____ and I. Hey, you may want to get check on ___ …I know his heart just skipped a beat!

Take Care, ________________

ENBT-010350

EXHIBIT 13

From:	“________________(ING)”	<_____________> {PRIVATE	}
To:	“________________(ING)”	<_____________>
Date:	11/26/2001 4:22:24 PM
Subject:

____________

I just wanted to document or phone conversation of this AM.

Since the appointment of _____ and _____ in my territory the future could not look brighter. What these two folks have brought to our marketing efforts with their knowledge and enthusiasm is truly gratifying. To accompany seasoned agents with them to new teacher meetings and see the enthusiasm is very noticeable. I think at this point they have worked with each of my producers at least for a day each and the rapport and chemistry is there.
Both of these folks were great appointments for our short and long term marketing plans….For instance, _____ was doing a new teacher meeting last wk  and made sure we knew, and ____ and _____________ have 3 Employer presentations today alone. . .I just wanted to tell you first hand how optimistic my reps and I are for the future workings with these folks as we develop our plans.............My only question is when can I begin work in the _____________ territory????

Pls	forward to whoever you feel is appropriate at NYSUT

Pls	note new email address

Regards,
______________________
Regional Manager – Client Relations		Aetna Investment Services, LLC
Registered Principal		100 Baylis Road, Suite
110
Phone: _____________________		Melville, NY	11747
Fax:	____________________
Email: _____________________

Insurance Affiliation: Aetna Life Insurance and Annuity Company
Securities offered through Aetna Investment Services, Inc.

cc:	“ ‘ _____________”	< ______________>, “ ‘	‘ “

< _________________>,	“______________(ING)”	<_______________>
ENBT-010212

EXHIBIT 14

From:

Sent:	Monday, October 27, 2003	3:06	PM
To:

Subject:

____, I don’t know if I am accurate on my timing, but if memory serves me, this is about the time of __________ performance appraisal. I thought I would provide you with my imput and comments. First and foremost ____, on the retirement incentive initiative as it affects the ______
marketing office and not the Albany office, ____ has approximately (17) accounts that he brought to closure for $8 to $9 million in premium. A very good job by anyone’s standards in some very difficulty environments.

____ and I on this topic have had numerous meetings since early September and in light of those results I believe ___ will be even more proactive in this coming incentive season. He has already schedule a number of appointments and is helping me annotate a list of districts as potential prospects so we can get going as soon as possible.

I know in the past there were some issues with a particular office and some LRS but now as them,” ___ plays very well with others”. A case in point, and you might get the information from
____ was a recent deal which was done in ___________ . The union president wanted no mention of specific product or company, etc. ____ used a nice soft selling approach and somebody in the audience finally was baited to ask why this NYSUT approved ING and as a result we have an exclusive. A soft sell that worked very well. He has done this approach in many other places and some of the districts where we work are a challenge to say the least.

____ has worked very well with myself and my immediate staff in Elmsford, _________ and has run interference with the initial communication with _______ and the LRS in ________. As a matter of fact, I am meeting with ________ in __________ tomorrow for a meeting that ___ was able to schedule for us to break down any final barriers with LRS, financial counseling program, financial building blocks program. We have become much more active with ____ help at new teacher’s meetings and new direction seminars.

___ and I communicate effectively and constantly and I feel that is some of the reason for our success. We always know, good or bad, what is going on in the territory. If there are issues or small problems, we have created a very good team which immediately gets involved and resolves the issue.

_____ I think ____ 14 or 18 months with us (I can’t remember exactly) has been a very effective growth experience for ____ and certainly very productive for my sales staff and myself. ___ is bright enthusiastic, trustworthy, and I enjoy having him as a colleague. Any information I can supply, please feel free to contact me.

_________________________
Marketing Consultant
Registered Representative

ING Financial Advisers, LLC
One Huntington Quadrangle
Suite 1C01
Melville, NY 11747
_______________________

Fax: ___________________
E-mail: _________________
Securities offered through ING Financial Advisers, LLC (member SIPC)

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EXHIBIT 15

Aetna	Variable Annuity
Aetna Life Insurance and	Account C	Opportunity
Annuity Company		Plus
Opportunity Plus Processing Office		Your Future. Your Choice.
P.O. Box 12894	Prospectus Dated
Albany, NY 12212-2894	February 15, 1989

OPPORTUNITY PLUS
Group Variable Multiple Option Annuity Contracts

     This prospectus describes the provisions of the group installment and single Purchase Payment Contracts (“Contracts”) issued by Aetna Life Insurance and Annuity Company (“Company”). These Contracts were developed to meet the needs of the Opportunity Plus program.

     Opportunity Plus is endorsed by the New York State United Teachers and the New York United Teachers Trust (collectively referred to as “NYSUT”). It is a tax-deferred annuity program meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended (“Code”) to be adopted by school boards in the State of New York.

     Both Contracts provide for the accumulation of values and payment of annuity benefits under a fixed or variable option, or a combination of fixed and variable options.

     The variable options will reflect the investment experience of one or more of the following open-end management investment companies (“Funds”) selected by the Participant:

  Aetna Variable Fund, a conservative common stock fund (“Common Stock Fund”)
  Aetna Income Shares, a bond fund (“Bond Fund”)
  Aetna Variable Encore Fund, a money market fund (“Money Market Fund”)
  Advisers Management Trust, an investment company consisting of four portfolios, one of which invests in growth common stocks (“Growth Fund”)
  Calvert Socially Responsible Series, a socially responsible fund (“Socially Responsible Fund”)
  Franklin Government Securities Trust, a government bond fund (“Government Bond Fund”)
  Lexington Gold Trust, a gold fund (“Gold Fund”)
  T. Rowe Price International Equity Fund, an international common stock fund (“International Common Stock Fund”)

     Except where a credited interest option is specifically mentioned, this prospectus describes only the variable options of the Contracts. Information concerning the credited interest options is found in the Appendix on page 18 of this prospectus.

     This prospectus sets forth concisely the information about Variable Annuity Account C (“Account C”) that a prospective investor ought to know before investing. Additional information about Account C is contained in a Statement of Additional Information dated February 15, 1989, which has been filed with the Securities and Exchange Commission (“Commission”). The Table of Contents for the Statement of Additional Information may be found on page 17 of this prospectus. A Statement of Additional Information may be obtained without charge by indicating your request on the enrollment form or prospectus receipt contained in this prospectus or calling (203) 273-9794.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF AETNA VARIABLE FUND, AETNA INCOME SHARES, AETNA VARIABLE ENCORE FUND, ADVISERS MANAGEMENT TRUST (GROWTH PORTFOLIO), CALVERT SOCIALLY RESPONSIBLE SERIES, FRANKLIN GOVERNMENT SECURITIES TRUST, LEXINGTON GOLD TRUST, AND T. ROWE PRICE INTERNATIONAL EQUITY FUND. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSON PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON IS AUTHORIZED BY THE COMPANY TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFERS CONTAINED IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISIDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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GLOSSARY OF SPECIAL TERMS

As used in this prospectus, the following terms have the meanings shown:

Accumulation Period: The period during which Net Purchase Payment(s) are accumulated to provide future annuity benefits.

Accumulation Unit: A measure of the net investment results of each appropriate investment medium used to calculate the value of the Individual Account during the Accumulation Period.

Aggregate Purchase Payment(s): The sum of all Purchase Payment(s) made under an Individual Account.

Annuitant: A person who receives annuity payments. Annuity: A series of payments for life or a definite period.

Annuity Period: The period during which Annuity payments are made.

Annuity Unit: A measure of the net investment results of the Common Stock Fund and/or the Bond Fund used to calculate the amount of the variable Annuity payments.

Contract Holder: The entity to which the Contract is issued. The Contract Holder is usually the employer.

Contract Year: The period of 12 months measured from the Contract’s effective date or from any anniversary of such effective date.

Individual Account: A record established for each Participant to identify Contract values accumulated on the Participant’s behalf during the Accumulation Period. The Individual Account includes amounts held under an installment Purchase Payment Contract and a single Purchase Payment Contract for one Participant.

Individual Account Year: The period of 12 months measured from the date an Individual Account is established or from any anniversary of such date.

Net Purchase Payment(s): The Purchase Payment(s) less premium taxes, if applicable. Participant: An eligible person participating in the Opportunity Plus program. Purchase Payment(s): The gross payment(s) made to the Company under a Contract.

Purchase Payment Period: For installment Purchase Payment Contracts, the period of time for completion of the agreed-upon annual number and amount of Purchase Payments. For example, if it is determined that the Purchase Payment Period will consist of 12 payments per year and only 11 payments are made, the Purchase Payment Period is not completed until the twelfth Purchase Payment is made. When a particular remittance is intended to include more than one regular Purchase Payment, the Company will credit the number of Purchase Payments represented by such remittance in determining the Purchase Payment Period. However, the number of completed Purchase Payment Periods may never be greater than the number of full calendar years since the date an Individual Account is established under the Contract.

Redemption Payment: The amount paid to the Participant upon a withdrawal request.

Valuation Period: The time from the end of one business day on the New York Stock Exchange to the end of the next business day or such other day that one or more of the Funds determines its net asset value.

Valuation Reserve: A reserve established pursuant to the insurance laws of Connecticut to measure voting rights during the Annuity Period and the value of a commutation right available under the “Payments for a Specified Period” nonlifetime optional Annuity form when elected on a variable basis under the Contract.

Variable Annuity Contract: An Annuity Contract providing retirement payments which vary in dollar amount with investment results.

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SYNOPSIS

     These Contracts are designed to accumulate values and provide retirement benefits to Participants of the Opportunity Plus program. This program, endorsed by NYSUT, is a tax-deferred annuity program adopted by school boards in the State of New York.

     Account C is a separate account established by the Company and is registered as a unit investment trust under the Investment Company Act of 1940. Assets of Account C attributable to the Contracts are invested in shares of one or more of the Funds. A description of the Company, Account C and the Funds can be found on page 7 of this prospectus.

     These Contracts are purchased by the Contract Holder by completing the proper application form and submitting it to the Company’s Opportunity Plus Processing Office. A Participant establishes an Individual Account by completing an enrollment form (and any other required forms) and submitting it to the Company’s Opportunity Plus Processing Office. Page 13 of the prospectus outlines the complete process of purchasing a Variable Annuity Contract.

     The Participant may redeem all or a portion of the Individual Account value during the Accumulation Period by properly completing and submitting to the Company’s Opportunity Plus Processing Office a surrender request form provided by the Company’s Opportunity Plus Processing Office. The Code restricts full and partial redemptions in certain circumstances. These restrictions may be found under “Redemption Payments During Accumulation Period,” page 14. The maximum deferred sales charge that could be assessed on a full or partial surrender is 5% of the amount withdrawn. (See “Deferred Sales Charge,” page 9 and “Redemption Payments During Accumulation Period,” page 14.) A 10% federal penalty tax may also be imposed on the taxable portion of a distribution to a Participant. (See “Tax Status of Payments Under the Contract,” page 16.)

     Certain other charges are associated with these Contracts such as the Maintenance Fee, Mortality and Expense Risk Charges, Administrative Expense Charge, Fund Expenses, Allocation and Transfer Fees, ALIAC Guarantee (if applicable), and Premium Tax. A complete explanation of these charges starts on page 8 of this prospectus.

     The Contract Holder may cancel the Contract no later than ten days after receiving it by returning it along with a written notice of cancellation to the Company’s Opportunity Plus Processing Office. In addition, the Participant may request cancellation of the Individual Account within 10 days of receiving their certificate by returning the certificate and a written notice of cancellation to the Company’s Opportunity Plus Processing Office. (See “Right to Cancel,” page 15.)

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DEDUCTIONS APPLICABLE TO THE VARIABLE ANNUITY CONTRACTS

1.	Maintenance Fee (Accumulation Period
	Only)	8
2.	Mortality and Expense Risk Charges
	(Variable Options Only)	8
3.	Administrative Expense Charge (Variable
	Options Only)	8
4.	Fund Expenses	8
5.	Allocation and Transfer Fees	9
6.	Deferred Sales Charge (Installment Purchase
	Payment Contracts	9
7.	ALIAC Guarantee (GET Only)	10
8.	Premium Tax	10
9.	Commissions and Expenses	10
10.	Contract Loans	10

GENERAL DESCRIPTION OF VARIABLE ANNUITY
CONTRACTS

1.	Rights under the Contract	11
2.	Modification of the Contract	11
3.	Contract Holder/Participant Inquiries	12
4.	Transfer of Ownership; Assignment	12

		Page
ANNUITY PERIOD
1.	Optional Annuity Period Elections	12
2.	Optional Annuity Forms	12
DEATH BENEFIT		13
1.	Accumulation Period	13
2.	Annuity Period	13

PURCHASE OF CONTRACT; CONTRACT VALUE

1.	Purchase	13
2.	Net Purchase Payments	14
3.	Crediting Accumulation Units–Contract and
	Individual Account Value	14
4.	Net Investment Factor for Each Valuation
	Period	14

REDEMPTION PAYMENTS DURING
ACCUMULATION PERIOD		14

REINSTATEMENT PRIVILEGE		15

RIGHT TO CANCEL		15

TAX STATUS

1.	Federal Tax Status of the Contract	15
2.	Use of the Contract	16
3.	Tax Status of Payments Under the Contract	16
	a. Accumulation Period	16
	b. Annuity Period	16

LEGAL PROCEEDINGS		16

STATEMENT OF ADDITIONAL INFORMATION–
TABLE OF CONTENTS		17

APPENDIX		18

FOIA/FOIL Confidential Treatment Requested

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CONDENSED FINANCIAL INFORMATION

(Selected data for accumulation units outstanding throughout each period)

The following information, except for the nine months ended September 30, 1988, has been examined by Peat Marwick Main & Co., independent public accountants, whose reports appear in the Statement of Additional Information.

	Nine months ended
	September 30, 1988
	(unaudited)	1987	1986	1985	1984	1983	1982	1981	1980	1979

AETNA VARIABLE FUND
Value at beginning of period	$52.885	$50.760	$43.205	$33.323	$31.298	$25.895	$20.574	$20.560	$16.389	$13.662
Value at end of period	$58.902	$52.885	$50.760	$43.205	$33.323	$31.298	$25.895	$20.574	$20.560	$16.389
Increase (decrease) in value of
accumulation unit(1)	11.38%	4.19%	17.49%	29.66%	6.47%	20.87%	25.86%	0.07%	25.45%	19.96%
Number of accumulation units
outstanding at end of period	16,663,920	16,497,406	16,578,251	14,186,456	12,216,300	12,411,823	8,733,334	8,317,011	7,436,681	7,194,378
AETNA INCOME SHARES
Value at beginning of period	$24.061	$23.308	$20.703	$17.145	$15.215	$14.181	$10.947	$10.415	$10.214	$10.141
Value at end of period	$25.739	$24.061	$23.308	$20.703	$17.145	$15.215	$14.181	$10.947	$10.415	$10.214
Increase (decrease) in value of
accumulation unit(1)	6.97%	3.23%	12.58%	20.75%	12.68%	7.29%	29.54%	5.11%	1.97%	0.72%
Number of accumulation units
outstanding at end of period	5,740,205	5,372,271	6,188,470	4,673,837	3,421,146	3,961,169	2,994,831	962,067	704,951	557,081
AETNA VARIABLE ENCORE
FUND
Value at beginning of period	$26.171	$24.812	$23.504	$21.942	$20.048	$18.597	$16.614	$14.338	$12.921	$11.757
Value at end of period	$27.326	$26.171	$24.812	$23.504	$21.942	$20.048	$18.597	$16.614	$14.338	$12.921
Increase (decrease) in value of
accumulation unit(1)	4.41%	5.48%	5.57%	7.12%	9.45%	7.80%	11.94%	15.87%	10.97%	9.90%
Number of accumulation units
outstanding at end of period	7,593,658	7,326,151	6,692,947	7,220,756	8,189,255	7,686,950	10,021,327	5,300,229	1,509,779	789,425
AETNA GUARANTEED
EQUITY TRUST SERIES A
Value at beginning of period	$10.538	$10.000*
Value at end of period	$11.449	$10.538
Increase (decrease) in value of
accumulation unit(1)	8.64%	5.38%
Number of accumulation units
outstanding at end of period	18,503,365	19,435,182

* The initial Aetna Guaranteed Equity Trust Series A Accumulation Unit value was established at $10 on August 25, 1987.

(1)	The above figures are calculated by subtracting the beginning Accumulation Unit value from the ending Accumulation Unit value during a calendar year, and dividing the result by the beginning Accumulation Unit value. These figures do not reflect the deferred sales charges. They also do not take into account the fixed dollar annual maintenance fee, if any. Investment results will be further reduced by deferred sales charges or maintenance fees, if any.

Information concerning Advisers Management Trust (Growth Portfolio), Calvert Socially Responsible Series, Franklin Government Securities Trust, Lexington Gold Trust, and T. Rowe Price International Equity Fund will be developed when their respective Accumulation Unit values have been established.

The Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the Funds against established market indexes such as the Standard & Poor’s 500 Stock Index, the Dow Jones Industrial Averages or other management investment companies which have investment objectives similar to the Fund being compared.

The Account C Aetna Variable Encore Fund annualized yield for the seven-day period ending September 30, 1988 was 6.45%, calculated as described in the Statement of Additional Information, which also contains financial statements for Account C and the Company.

FOIA/FOIL Confidential Treatment Requested

INGGrA2013708

PERFORAMNCE DATA

From time to time, the Company may advertise performance data for the various investment media under the Contracts. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an investment medium over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit value at the beginning of the period. This percentage figure will reflect the deduction of any asset based charges under the Contracts but will not reflect the deduction of any applicable maintenance fees or deferred sales charge. The deduction of any applicable maintenance fees or deferred sales charge would reduce any percentage increase or make greater any percentage decrease.

Any advertisement will also include total return figures calculated as described in the Statement of Additional Information. The total return figures do reflect the deduction of any applicable maintenance fees and deferred sales charges, as well as any asset based charges.

FOIA/FOIL Confidential Treatment Requested

INGGrA2013709

DESCRIPTION OF THE COMPANY, VARIABLE ANNUITY ACCOUNT C AND THE FUNDS

A. The Company

     Aetna Life Insurance and Annuity Company (“Company”) is a stock life insurance company organized in 1976 under the insurance laws of Connecticut. The Company, the depositor for Variable Annuity Account C, is a wholly owned subsidiary of Aetna Life and Casualty Company which, with its subsidiaries, constitutes one of the nation’s largest diversified financial services organizations. The Company’s Home Office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.

B. Variable Annuity Account C

     Variable Annuity Account C is a separate account established by the Company in 1976 pursuant to the insurance laws of Connecticut. Account C was formed for the purpose of segregating assets attributable to the variable portions of Contracts from other assets of the Company. Account C is registered as a unit investment trust under the Investment Company Act of 1940.

     Although the assets of Account C are owned by the Company, such assets equal to the reserves and other Contract liabilities which depend on investment performance of Account C are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains or losses of Account C are credited to or charged against the assets of Account C without regard to other income, gains or losses of the Company. However, all obligations arising under the Contracts are general corporate obligations of the Company.

C. The Funds

     Assets of Account C attributable to the Contracts are invested in shares of one or more of the Funds selected by the Participant.

  Aetna Variable Fund seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. The Company is the investment adviser.
  Aetna Income Shares seeks to maximize total return through investments in a diversified portfolio consisting primarily of long-term debt securities. The Company is the investment adviser.
  Aetna Variable Encore Fund seeks as high a level of current income as can reasonably be achieved consistent with the preservation of capital, primarily through investment in short-term “money market” debt securities. The Company is the investment adviser.
  Advisers Management Trust (Growth Portfolio) seeks capital growth through investments in common stocks of companies that the investment adviser believes will have above-average earnings or otherwise provide investors with above-average potential for capital appreciation. The investment adviser is Neuberger & Berman Management Incorporated, which is a corporate affiliate of Neuberger & Berman and retains that firm as sub-adviser to furnish the investment adviser with

FOIA/FOIL Confidential Treatment Requested

  investment recommendations and research information without cost to the Trust.
  Calvert Socially Responsible Series seeks growth of capital through investment in enterprises that make a significant contribution to society through their products and services and through the way they do business.
  Calvert Asset Management Company, Inc. serves as investment adviser and the United States Trust Company of Boston serves as sub-adviser.
  Franklin Government Securities Trust seeks income through investments in obligations of the U.S.
  Government or its agencies or instrumentalities, primarily GNMA obligations. The investment adviser is Franklin Advisers, Inc.
  Lexington Gold Trust seeks capital appreciation and such hedge against loss of buying power as may be obtained through investment in gold and equity securities of companies engaged in mining or processing gold throughout the world. Lexington Management Corporation is the investment adviser.
  T. Rowe Price International Equity Fund seeks a total return on its assets from long-term growth of capital and income principally through investments in marketable securities of established, non-United States issuers.
  Rowe Price-Fleming International, Inc. is the investment adviser.

     Contract Holders and Participants should read the accompanying prospectuses of the Funds carefully before investing. Fund prospectuses may be obtained from the Company at its Home Office.

     Participants with tax-deferred Annuity Contracts with the Company prior to January 1, 1989 may have Accumulation Units of Aetna Guaranteed Equity Trust (“GET”). GET seeks to participate in favorable equity performance without compromising the achievement of a minimum targeted rate of return during a specific period of time. The Fund invests in equities and fixed income securities. Although Purchase Payments may no longer be allocated to GET, a Participant’s existing Accumulation Units of GET can be transferred to an Opportunity Plus Individual Account if the Participant elects to transfer the total account value of existing Contracts into an Opportunity Plus Individual Account.

D. Voting Rights

     Each Contract Holder may direct the Company in the voting of shares at meetings of shareholders of the appropriate Fund(s). The number of votes to which each Contract Holder may give direction will be determined as of the record date.

     The number of votes each Contract Holder is entitled to direct with respect to a particular Fund during the Accumulation Period is equal to the portion of the current value of the Contract attributable to that Fund, divided by the net asset value of one

INGGrA2013710

share of that Fund. During the Annuity Period, the number of votes is equal to the Valuation Reserve applicable to the portion of the Contract attributable to that Fund, divided by the net asset value of one share of that Fund. In determining the number of votes, fractional votes will be recognized. Where the value of the Contract or Valuation Reserve relates to more than one Fund, the calculation of votes will be performed separately for each Fund.

     Participants and Annuitants have a fully vested (100%) interest in the benefits provided under the Contract. Therefore, Participants and Annuitants may instruct the Contract Holder how to direct the Company to cast the votes for the portion of the Contract value or Valuation Reserve attributable to their Individual Accounts. Votes attributable to those Participants and Annuitants who do not instruct the Contract Holder will be cast by the Company in the same proportion as votes for which instructions have been received by the Contract Holder. Votes attributable to Contract Holders who do not direct the Company will be cast by the Company in the same proportion as the votes for which directions have been received by the Company.

     Participants and Annuitants entitled to instruct the casting of votes for a particular Fund will receive a notice of each meeting of shareholders of that Fund, together with any proxy solicitation materials, and a statement of the number of votes attributable to their participation under the Contract and stating the right to instruct the Contract Holder how such votes shall be cast.

E. Opportunity Plus Processing Office

     The Company has established the Opportunity Plus Processing Office to provide administrative support to Participants of the Opportunity Plus program. This office will handle enrollments, billing, transfers, redemptions, and inquiries for all Opportunity Plus Participants. All forms and correspondence should be sent to:

Aetna Life Insurance and Annuity Company Opportunity Plus Processing Office P.O. Box 12894 Albany, New York 12212-2894

Telephone number: (518) 438-1416

DEDUCTIONS APPLICABLE TO THE VARIABLE ANNUITY CONTRACTS

1. Maintenance Fee (Accumulation Period Only)

     A $15 annual maintenance fee is deducted from each installment Purchase Payment Contract Individual Account during the Accumulation Period. One fourth of this fee ($3.75) is deducted on the last business day of each calendar quarter. The Company deducts this fee from each respective investment option in the same proportion as the values held under each option have to the total values of the installment Purchase Payment Contract portion of the Individual Account established by a Participant. This fee is to reimburse the Company for some of its administrative expenses relating to the establishment and maintenance of the Individual Account(s).

2.	Mortality	and	Expense	Risk	Charges
(Variable Options Only)

     During the Accumulation and Annuity Periods, the Company makes a daily deduction from the variable portion of Contract values equivalent to 1.25% per year for mortality and expense risks. This deduction may, in the Company’s judgment, be reasonably apportioned as 0.25% for the Annuity mortality risk and 1.00% for the contractual promise that the maintenance fee, mortality and expense risk charges, administrative expenses charge, allocation and transfer fees, and deferred sales charges cannot be increased beyond the maximums specified in the Contract. The mortality risk charge is to compensate the Company for the risk it assumes when it promises to continue making payments to individual

     Annuitants for their lifetimes according to Annuity rates specified in the Contract at issue. For the nine months ended September 30, 1988, the Company received $17,131,459 for FOIA/FOIL Confidential Treatment Requested

mortality and expense risks from Contracts funded through Account C.

3. Administrative Expense Charge (Variable Options Only)

     The Company reserves the right to deduct a daily charge of not more than 0.25% per year from the variable portion of Contract values to reimburse the Company for some of the expenses incurred by the Company for administering the Contract. This charge will be established by the Company on an annual basis effective each May 1 and continue until April 30 of the following year. During the Accumulation Period, the charge may fluctuate annually. Once an Annuity option is elected, no further change will be made to the then-effective administrative expense fee deducted from the variable portion of Annuity payments. For the period February 15, 1989 through April 30, 1989, the Company has established the charge to be zero (0). Since the administrative expense charge is a percentage of the variable portion of Contract values, there may be no relationship between the amount so deducted and the amount of expenses attributable to the Contract.

4. Fund Expenses

     Each Fund has an investment adviser. An investment advisory fee, based on the Fund’s average net assets, is deducted from the assets of each Fund and paid to the investment adviser.

     The following identifies the investment adviser for each Fund and the investment advisory fee.

INGGrA2013711

		Investment Advisory
Fund	Investment Adviser	Fee (annual basis)

Common Stock Fund	Aetna Life Insurance	0.25%
Bond Fund	and Annuity Company
Money Market Fund
Growth Fund	Neuberger & Berman	0.50%
	Management Incorporated
Socially Responsible Fund	Calvert Asset Management	0.70%	on the first $500 million
	Company, Inc.	0.65%	on the next $500 million
	0.60% over $1 billion
Government Bond Fund	Franklin Advisers, Inc.	0.625% on the first $100 million
		0.50%	over $100 million up to and
		including $250 million
		0.45%	over $250 million up to and
		including $10 billion
Gold Fund	Lexington Management Corporation	1.00%
International Common Stock	Rowe Price-Fleming International, Inc.	0.75%
Fund

The Company acts as investment advisor to GET and the daily advisory fee is equivalent, on an annual basis, to 0.50% of average net assets during the guarantee period.

     Most expenses incurred in the operations of each Fund are borne by that Fund. For further details on each Fund’s expenses, Contract Holders and Participants should read the accompanying prospectus for each Fund.

5. Allocation and Transfer Fees

     The Company permits four changes during each calendar year, without charge, in the manner in which future Net Purchase Payments will be allocated to the available investment media under the Individual Account. After four changes, each additional change is subject to a fee of not more than $10, deducted from the Individual Account value. Currently the fee is $10.

     During the Accumulation Period only, the Company permits four free transfers per calendar year of accumulated values in the Individual Account. Transfers of not less than $500 may be made among the available Funds or from any of the Funds to a credited interest option. After four transfers, each additional transfer is subject to a fee of not more than $10, deducted from the Individual Account value. Currently, the fee is $10.

     Accumulation Units will be surrendered based on the Accumulation Unit value next determined after a proper request is received by the Company’s Opportunity Plus Processing Office. New Accumulation Units will be purchased based on the Accumulation Unit value next determined on the business day following the surrender. For example, a transfer request received on Monday by the Opportunity Plus Processing Office would be processed using the Accumulation Unit value(s) determined at the close of business on Monday. Accumulation Unit(s) of the new investment option(s) would then be purchased using the Accumulation Unit value(s) determined at the close of business on Tuesday.

     Transfers of GET values at the maturity date are not counted as one of the four free transfers of accumulated values in the Individual Account.

     6. Deferred Sales Charge (Installment Purchase Payment Contracts)

     There are no deductions from Purchase Payment(s) for sales or administrative expenses and no deferred sales charge deduction(s) from amounts withdrawn from a single Purchase Payment Contract.

     However, if all or any portion of an Individual Account value is withdrawn during the Accumulation Period from an Installment Purchase Payment Contract, a percentage of the amount withdrawn may be deducted from that amount for a deferred sales charge, so that the Company may recover sales and administration-related expenses. In addition, if the nonlifetime Annuity is elected on a variable basis and the remaining value is withdrawn before three years of Annuity payments have been completed, the applicable deferred sales charge will be assessed. (See “Optional Annuity Forms,” page 12.) For a further explanation of a deferred sales charge calculation, see “Redemption Payments During Accumulation Period,” page 14.

     The following table reflects the deferred sales charge deduction as a percentage of the amount withdrawn:

Purchase Payment Periods	Deferred Sales Charge
Completed	Deduction
Less than 5	5%
5 or more but less than 7	4%
7 or more but less than 9	3%
9 or 10	2%
More than 10	0%

The deduction for the deferred sales charge will not exceed 9% of the total Purchase Payments actually made to the Individual Account.

     A deferred sales charge is not deducted from any Individual Account value which is:

(a)	applied to provide Annuity benefits,

(b)	withdrawn on or after the tenth anniversary of the

effective date of the Individual Account,

FOIA/FOIL Confidential Treatment Requested

INGGrA2013712

(c)	withdrawn from an installment Purchase Payment Contract providing the Participant is at least age 59 ½ and nine Purchase Payment Periods have been completed to the individual Account of the Participant,

(d)	paid due to the death of the Participant,

(e)	withdrawn due to disability as specified in the Code,

(f)	withdrawn due to financial hardship as specified in the Code, or

(g)	withdrawn due to retirement which will be defined s eligibility to commence receiving benefits under the New York State Teachers’ or Employee’s Retirement Systems.

     In addition, no deferred sales charge is deducted from the full surrender of an Individual Account where the Individual Account value is less than $2,500 and no surrenders have been made from that Individual Account within the prior 12 months. If more than one Individual Account is being fully surrendered on behalf of a Participant, all Individual Account values will be added together to determine eligibility for the $2,500 exemption.

     There is no deferred sales charge provision on single Purchase Payment Contracts. However, if funds are transferred from a single Purchase Payment Contract to an installment Purchase Payment Contract, the applicable deferred sales charge provisions apply to all funds in the installment Purchase Payment Contract.

     If a Participant transfers the total account value from a tax-deferred Annuity Contract with the Company to an Opportunity Plus Individual Account, the effective date of the new Individual Account, for purposes of calculating the deferred sales charge, will be the effective date of the Participant’s original Individual Account under a Tax-Deferred Annuity Contract with the Company. The Participant will also receive credit for the number of completed Purchase Payment Periods from that Individual Account plus the number of completed Purchase payment Periods of the Opportunity Plus Individual Account when calculating the total number of completed Purchase Payment Periods in order to determine the deferred sales charge.

     Based on its actuarial determination, the Company does not anticipate that the deferred sales charge will cover all sales and administrative expenses which the Company will incur in connection with the Contract. Also, the Company does not intend to profit from either the annual maintenance fee or the administrative expense charge, if imposed. The Company does hope to profit from the daily deduction for mortality and expense risks. Any such profit, as well as any other profit realized by the Company and held in the general account (which supports insurance and Annuity obligations), would be available for any proper corporate purpose, including, but not limited to, payment for sales and distribution expenses. FOIA/FOIL Confidential Treatment Requested

7. ALIAC Guarantee (GET Only)

     The Company guarantees that if the GET Accumulation Unit value on the maturity date is less than the GET Accumulation Unit value was on the first business day of the guarantee period, the Company will increase the GET Accumulation Unit value to what it was on the first business day of the guarantee period (“ALIAC Guarantee”). The ALIAC Guarantee applies only to Accumulation Units in GET as of the maturity date. It does not apply to Accumulation Units withdrawn or transferred from GET before the maturity date of GET. Any amounts deducted for the annual maintenance fee are also not covered by the ALIAC Guarantee. For the ALIAC Guarantee, the Company deducts a daily fee at the annual rate of 0.25% from the portion of Individual Account values in GET.

8. Premium Tax

     Currently, there is no premium tax on Annuities under New York regulations. However, in states that do impose a premium tax, it would be deducted from the amount applied to an Annuity option. The Company reserves the right to deduct a state premium tax at any time from the Purchase Payment(s) or from the Individual Account value based upon the Company’s determination of when such tax is due.

9. Commissions and Expenses

     The commissions paid to dealers are considered equivalent to approximately 2.25% of the Purchase Payment(s) credited to an installment Purchase Payment Contract and 2.00% of the Purchase Payment credited to a single Purchase Payment Contract.

     Expenses for Account C during 1987 amounted to 1.25% of average net assets.

10. Contract Loans

     During the Accumulation Period, a Participant may request a loan from the Individual Account value, in lieu of a partial withdrawal, by properly completing and submitting to the Company’s Opportunity Plus Processing Office, O.O. Box 12894, Albany, NY 12212-2894, a loan request form provided by the Opportunity Plus Processing Office. A loan may not be requested within 12 months from the date of any prior loan request. If the loan meets the requirements described below, it will not be reported to the Internal Revenue Service (“IRS”) by the Company as a taxable distribution.

     The loan amount must be at least 3,500 with a minimum Individual Account balance of $5,000. The loan amount may not exceed the lesser of: (a) 50% of the Individual Account value reduced by any outstanding loan balance on the date on which the loan is made or (b) $50,000 reduced by the highest outstanding balance of loans within the preceding 12 months ending on the day before the loan is made. However, if the Participant’s Individual Account balance is between $5,000 and $20,000, the loan maximum is

INGGrA2013713

the lesser of (a) 75% of the Individual Account value, or (b) $10,000.

     The Code requires the aggregation of all loans made to an Individual employee under a single employer-sponsored 403(b) Plan. However, since the Company has no information concerning the outstanding loans that a Participant may have with other companies, it will only use the information available under Contracts issued by the Company.

     Loan interest payable to the Company will accrue daily at the rate of 1% annually unless a higher rate is required by law. Principal and interest will be amortized over a five-year term. However, loans taken for the acquisition of the Participants’ principal residence may be amortized over a period of 1 to 20 whole years, as elected by the Participant, but the projected final repayment can be no later than the end of the calendar year in which the Participant attains age 70. Whether or not the loan has been used to acquire a principal residence, interest paid on this loan is “personal interest” as defined in Code Section 163.

     A bill in the amount of the quarterly principal and interest will be mailed directly to the Participant in advance of the payment due date. The initial quarterly repayment will be due three months from the loan date. The loan date will be due three months from the loan date. The loan date will be the date that the Opportunity Plus Processing Office receives the loan request form in good order. Payment is due within 30 calendar days after the due date. Subsequent quarterly installments are based on the first due date.

     If billed quarterly installment of principal and interest is not paid within the 30 calendar day period, a partial surrender equal to the quarterly amount of principal and interest due, and deferred sales charge, if applicable, will be made from the Participant’s Individual Account. This partial surrender may be subject to the 10% federal penalty tax (see Tax Status of Payments Under the Contract,” page 16). A partial surrender equal to any remaining loan balance and interest due, and a deferred sales charge, if applicable, will be made from the Participant’s Individual Account if a second billed quarterly installment of principal and interest within a 12-month period, is not paid. This amount may also be subject to the 10% federal penalty tax ((see “Tax Status of Payments Under the Contract”).

     I a partial surrender is taken from a Participant’s Individual Account due to nonpayment of a billed quarterly installment, the date of the surrender will be the first business day following the 30 calendar day period in which the repayment was due.

     If a repayment in excess of a billed amount is received, the excess will be applied towards the principal portion of the outstanding loan. Payments received which are less than the billed amount will not be accepted and will be returned to the Participant.

     Prepayment of the entire loan is allowed. At the time of prepayment, the Opportunity Plus Processing Office will bill FOIA/FOIL Confidential Treatment Requested the Participant for any accrued interest. The Company will consider the loan paid when the loan balance and accrued interest is paid.

     If the Individual Account is surrendered with an outstanding loan balance, accrued interest and any applicable deferred sales charge will be deducted from the Redemption Payment. If the Individual Account is surrendered, with an outstanding loan balance, due to the Participant’s death or the election of an Annuity option, only accrued interest will be deducted from the Redemption Payment.

     The Company may require that all outstanding loans be paid if the individual Account value falls below an amount equal to 25% of the total loans outstanding.

     Loans can only be made from individual Account values held in the allowable variable investment options (loans are not allowed from GET) and held in a credited interest option (if any) that allows loans (see “Appendix,” page 18). However, the entire Individual Account value may be used to determine the value against which a loan may be made.

     When a loan is made, the number of Accumulation Units equal to the loan amount will be withdrawn from the Individual Account. Accumulation Units taken from the Individual Account to provide a loan do not participate in the investment experience of the related investment media. Unless instructed otherwise, the amount will be withdrawn on a pro rata basis from the allowable investment media under which values are accumulating.

     When repayment of principal is made, Accumulation Units will be reallocated on a current value basis among the same investment media and in the same proportion as when the loan was initially made, unless instructed otherwise.

     Loan repayments must be made to the same Contract within the Individual Account from which the loan originated. For example, loans made from a single Purchase Payment Contract must be repaid to the same Contract (i.e., not repaid to an installment Purchase Payment Contract).

GENERAL DESCRIPTION OF VARIABLE ANNUITY CONTRACTS

1. Rights under the Contract

     The Contract Holder has no right, title, or interest in the amounts held under the Contracts or Individual Accounts. The Contracts and Individual Accounts are not subject to the claims of any creditors of the Contract Holder. Participants may make all elections under the Contracts.

2. Modification of the Contract

     Changes to the following Contract provisions may be considered material by the Company and cannot be changed without the approval of appropriate state or federal regulatory authorities: transfers among investment options; notification to the Contract Holder; conditions governing payments or

INGGrA2013714

surrender values; terms of Annuity Options; death benefit payments; and maintenance fee provisions.

     The Company may modify the Contract by giving written notice to the Contract Holder 30 days prior to the effective date of the modification. However, changes to items (a) through (f) listed below will apply only to new Participants enrolled under a Contract after the effective date of the modification:

(a)	the Annuity options,

(b)	the contractual promise that no deduction will be made from Purchase Payment(s) for sales or administrative expenses,

(c)	the deferred sales charge, if applicable,

(d)	the mortality and expense risk charges,

(e)	the administrative expense charge provision, if applicable, and

(f)	the annual maintenance fee charge.

The most likely reason for a change to the Contract would be to ensure compliance with applicable law.

     If the Contract Holder has not accepted the proposed modification at the time of its effective date, n new Participants may be enrolled under the Contract. However, additional Purchase Payments may continue to be made on behalf of Participants already enrolled under the Contract.

     No modification may affect any Annuity commencing prior to the effective date of such modification unless deemed necessary for the Opportunity Plus program or Contract to comply with the requirements of the Code or other laws and regulations affecting the Opportunity Plus program or Contract.

     Modification of items (b) through (f) above will also require approval by the Commission.

1. Contract Holder/Participant Inquires

     A Contract Holder or Participant may direct inquiries to the Company’s Opportunity Plus Processing Office at the address shown on the cover page of this prospectus.

2. Transfer of Ownership; Assignment

     Unless contrary to applicable law, assignment of the Contract or Individual Account is prohibited.

ANNUITY PERIOD

1. Optional Annuity Period Elections

     The Participant must notify the Company’s Opportunity Plus Processing Office in writing of the Annuity

FOIA/FOIL Confidential Treatment Requested

commencement date and Annuity option elected. Until a date and option are elected, the Individual Account will continue in the Accumulation Period.

     The Participant may give written notice of to the Opportunity Plus Processing Office at least 30 days prior to the commencement of Annuity payments electing or changing (a) the date on which Annuity payments are to commence, (b) the Annuity option, (c) whether the payments are to be made monthly, quarterly, semi-annually or annually, and (d) the investment option((s) used to provide Annuity payments (i.e., an available credited interest option, the Common Stock Fund, the Bond Fund, or any combination thereof). The Money Market Fund, GET, Growth Fund, Socially Responsible Fund, Government Bond fund, Gold Fund, and International Common Stock Fund cannot be used as investment media during the Annuity Period.

     If Annuity payments are to be made on a variable basis (i.e., the Common Stock Fund and/or the Bond Fund are chosen), the first and subsequent payments will vary depending on the assumed net investment are (3 ½% per annum, unless a 5% annual rate is elected). Selection of a 5% rate causes a higher first payment, but Annuity payments will increase thereafter only to the extent that the net investment rate increases by more than 5% on an annualized basis. Annuity payments would decline if the rate failed to increase by 5%. Use of the 3 ½% assumed rate causes a lower first payment, but subsequent payments would increase more rapidly or decline more slowly as changes occur in the net investment rate.

     No election may be made that would result in a first Annuity payment f less than $20 or total yearly Annuity payments of less than $100. If the value of the Individual Account is insufficient to elect an option for the minimum amount specified, a lump-sum payment must be elected.

     When payments start, the age of the Annuitant plus the number of years for which payments are guaranteed must not exceed 95.

     A 50% federal penalty tax will be assessed on the amount of distribution required each year which is not distributed under the Code’s minimum distribution rules.

     Distributions of the Individual Account value as of December 31, 1986 must generally begin by age 75. Distributions of the Individual Account value attributable to contributions made after January 1, 1987 and any earnings on the entire Individual Account after that date must generally begin by April 1 of the calendar year following the calendar year in which the Participant attains age 70 ½ or retires, whichever occurs later. These distribution dates must be further deferred if allowed under federal law or regulations.

     The present value of the expected payments to the Participant must be more than 50% of the present value of the total expected payments to be made to the Participant and beneficiary. Annuity payments may not extend beyond (a) the life of the Annuitant, (b) the joint lives of the Annuitant ad

INGGrA2013715

beneficiary, (c) a period certain greater than the Annuitant’s life expectancy, or (d) a period certain greater than the joint life expectancies of the Annuitant and beneficiary.

2. Optional Annuity Forms

Lifetime:

     (a) Life Annuity – an Annuity with payments guaranteed to the date of the Annuitant’s death. This option may be elected with payments guaranteed for 5, 10, 15 or 20 years. Because it provides a specified minimum number of Annuity payments, the election of a guaranteed payment period results in somewhat lower payments.

     (b) Joint and Last Survivor Life Annuity – an Annuity with payments guaranteed to the date of death of the surviving Annuitant. Payments to the survivor may be continued at 100%, 66 2/3%, or 50% of the original payments, as elected. If payments at 1005 of the original payments are to continue to the survivor, this option may also be elected with payments guarantee for 10 years. Because it provides a specified minimum number of Annuity payments, the election of a guaranteed payment period results in somewhat lower payments.

     (c) Joint and ½ Contingent Life Income Annuity –an Annuity with payments guaranteed to the date of death of the surviving Annuitant. If the joint Annuitant dies first, full Annuity payments continue to the Annuitant; if the Annuitant dies first, one-half (1/2) of the Annuity payment amount continues to the joint Annuitant.

     Payments under any lifetime Annuity option will be determined without regard to the sex of the Annuitant(s). Such Annuity payments will be based solely on the age of the Annuitant(s).

     If lifetime option (a) or (b) is elected without a guaranteed minimum payment period, or lifetime option (c) is elected, it is possible that only one Annuity payment will be made if the Annuitant under (a), or the surviving Annuitant under (b) or (c), should die prior to the due date of the second Annuity payment.

     Once lifetime Annuity payments begin, the Annuitant cannot elect to receive a lump-sum settlement.

Nonlifetime:

     (a) Payments for a Specified Period – an Annuity with payments to be made for three to thirty years, as selected. If this option is elected on a variable basis, the Annuitant may request at any time during the payment period that the present value of all or any portion of the remaining variable payments be paid in one sum. However under an installment Purchase Payment Contract, any lump-sum elected before three years of payments have been completed will be treated as a withdrawal during the Accumulation Period and any applicable deferred sales charge will be assessed. (See “Deferred Sales Charge,” page 9.) This option is not available on a variable basis

FOIA/FOIL Confidential Treatment Requested

     The Company makes a daily deduction for mortality and expense risks from any Contract values held on a variable basis (see “Mortality and Expense Risk Charges,” page 8). Therefore, electing the nonlifetime option on a variable basis will result in a deduction being made even though the Company assumes no mortality risk.

     The Company may make available to Participants and other payees optional methods of payment in addition to the Annuity options described.

DEATH BENEFIT

     A portion or all of any death proceeds may be (a) paid to the beneficiary in a lump sum; (b) applied under any of the “Optional Annuity Forms” page 12; (c) subject t applicable provisions of the Code, left in the variable investment options; or (d) subject to applicable provisions of the Code, left on deposit in the Company’s general account with the beneficiary electing to receive monthly, quarterly, semiannual or annual interest payments at the interest rate then currently being credited on such deposits (the balance on deposit can be withdrawn at any time or applied under any “Optional Annuity Forms,” page 12). Any lump-sum payment paid during the Accumulation Period or allowed under the applicable lifetime or nonlifetime Annuity options will normally be made within seven calendar days after proof of death acceptable to the Company and a request for payment is received at the Opportunity Plus Processing Office.

1. Accumulation Period

     If a lump-sum distribution is elected, the beneficiary will receive the value of the Individual Account determined as of the Valuation Period in which proof of death acceptable to the Company and request for payment is received at the Company’s Opportunity Plus Processing Office.

     If the beneficiary is the surviving spouse, the beneficiary has until the Participant would have attained age 70 ½ to begin Annuity payments or to receive a lump-sum distribution.

     If the beneficiary is not the surviving spouse, either Annuity payments must begin within one year of the Participant’s death, or the entire value must be distributed within five years of the Participant’s death.

     In no event may Annuity payments to any beneficiary extend beyond the life of the beneficiary or any period certain greater than the beneficiary’s life expectancy.

2. Annuity Period

     Should an Annuitant die after Annuity payments have begun, any death benefit payable will depend upon the terms of the Contract and the Annuity option selected.

     If lifetime option (a) or (b) was elected without a guaranteed minimum payment period under the Contract,

INGGrA2013716

Annuity payments will cease upon the death of the Annuitant under a Life Annuity or the death of the survivor under a Joint and Last Survivor Life Annuity. Annuity payments will also cease upon the death of the surviving Annuitant under the Joint and ½ Contingent Life Income Annuity option. No further payments will be made.

     Under the Contract, if lifetime options (a) or (b) were elected with a guaranteed minimum payment period and the death of the Annuitant under a Life Annuity or the survivor under a Joint and Last Survivor Life Annuity occurs prior to the end of that period, the Company will pay to the designated beneficiary in a lump sum, unless otherwise requested, the present value of the guaranteed Annuity payments remaining. The amount of the payment will be based on the value as of the date of death (using the applicable Annuity Unit value next computed after the date of death) less any payments made after the date of death.

     If a nonlifetime option was elected under the Contract and the Annuitant dies before all payments are made, the value of any remaining payments may be paid in a lump sum to the beneficiary and no deferred sales charge will be imposed. Such value will be determined as of the Valuation Period in which proof of death acceptable to the Company is received at the Company’s Opportunity Plus Processing Office.

     If the Annuitant dies after Annuity payments have commenced and if there is a death benefit payable under the Annuity option elected, the remaining value must be distributed to the beneficiary at least rapidly as under the original method of distribution.

PURCHASE OF CONTRACT; CONTRACT VALUE

1. Purchase

     The Contract application form, completed by the prospective Contract Holder, is forwarded to the Company’s Opportunity Plus Processing Office, P. O. Box 12894, Albany, NY 12212-2894. Upon acceptance, the Contract is prepared, executed by duly authorized officers of the Company, and forwarded to the Contract Holder by the Opportunity Plus Processing Office. If, within five business days after the Opportunity Plus Processing Office receives the application and cannot accept the application, and if the prospective Contract Holder has not given the Company consent to hold the application, the Opportunity Plus Processing Office will return the application to the prospective Contract Holder.

     A Participant may establish an Individual Account by completing an enrollment form (and any other required forms) and forwarding it to the Company’s Opportunity Plus Processing Office,. The enrollment form will be returned to the Participant if the company cannot accept the enrollment form.

     Two group Contracts are issued to each individual school board to cover al present and future Participants.

FOIA/FOIL Confidential Treatment Requested

Contracts are issued in allocated form which provides for the establishment of an Individual Account for each Participant.

     Single Purchase Payment Contracts are issued for lump-sum transfers to the Company of amounts accumulated under a pre-existing plan. Installment Purchase Payment Contracts are established to accept continuing periodic payments. The Company reserves the right to set a minimum Purchase Payment on single Purchase Payment Contracts. Lump-sum transfers below this minimum will be applied to an installment Purchase Payment Contract.

     The Code imposes a maximum limit on annual Purchase Payments which may be excluded from a Participant’s gross income. Such limit must be calculated in accordance with Sections 403 and 415 of the Code. In addition, Purchase Payments will be excluded from a Participant’s gross income only of the 403(b) Plan meets certain Code non-discrimination requirements.

2. Net Purchase Payments

     Each Purchase Payment is forwarded to the Opportunity Plus Processing Office and, to the extent it is to be accumulated on a variable basis, is placed in Account C and credited to the Contract.

     The Participant may elect to have the Net Purchase Payment(s) accumulated (a) on a variable basis invested in shares of one or more of the credited interest options (if available); or (c) in a combination of any of the available Investment media. The Net Purchase Payment(s) must be allocated to the respective media in increments of whole percentage amounts.

     Under an Installment Purchase Payment Contract, the Participant may elect to change the allocation of future Net Purchase Payments to any mode of accumulation described above.

3. Crediting Accumulation Units – Contracts and Individual Account Value

     Each Net Purchase Payment is credited to the Individual Account in the form of Accumulation Units. The number of Accumulation Units credited is determined by dividing the appropriate portion of the Net Purchase Payment by the Accumulation Unit value of the appropriate Fund computed for the applicable Valuation Period in which the initial Purchase Payment accompanied by an enrollment form in good order, and subsequent Purchase Payments (if any) are received at the Opportunity Plus Processing Office.

     Accumulation Units are valued separately for each Fund. Therefore, a Participant who has elected to have the Net Purchase Payment(s) invested in a combination of Funds will have Accumulation Units credited from more than one source. The value of the Individual Accounts is determined by adding the value of any Accumulation Units attributable to the Fund(s) to the value of any payments attributable to a credited interest option.

INGGrA2013717

4. Net Investment Factor for Each Valuation Period

     The value of an Accumulation Unit for any Valuation Period is calculated by multiplying the Accumulation Unit value for the immediately preceding Valuation Period by the net investment factor of the appropriate investment medium for the current period.

     The net investment factor is calculated separately for each Fund in which assets of Account C are invested.

     The net investment rate equals (a) the net assets of the Fund held by Account C a t the end of a Valuation Period, minus (b) the net assets of the Fund held by Account C at the beginning of a Valuation Period, plus or minus (c) taxes or provision for taxes, if any, attributable to the operation of Account C, divided by (d) the value of the Fund’s Accumulation and Annuity Units held by Account C at the beginning of the Valuation Period minus (e) a daily charge at an annual rate of 1.25% for the Annuity mortality and expense risks, a daily administrative expense charge which will not exceed 0.25% (zero (0) for the period February 15, 1989 through April 30, 1989) on an annual basis, and, if applicable, a daily charge at an annual rate of 0.25% for the ALIAC Guarantee. The net investment rate may be more or less than zero (0).

     The net investment rate is then added to 1.0000000 to arrive at the net investment factor.

REDEMPTION PAYMENTS DURING ACCUMULATION PERIOD

     The Participant may redeem all or a portion of the individual Account value during the Accumulation Period by properly completing and submitting to the Company’s Opportunity Plus Processing Office, P. O. Box 12894, Albany, NY 12212-2894 a surrender request form provided by the Opportunity Plus Processing Office.

     Effective January 1, 1989, the Code imposes restrictions on full or partial surrenders from 4039b) Individual Accounts attributable to Purchase Payments made on or after January 1, 1989 under a salary reduction agreement and to any earnings on the entire 403(b) Individual Account credited on and after January 1, 1989. Surrenders of these amounts are allowed only of the Participant (a) has died, (b) has become disabled, as defined in the Code, (c) has attained age 591/2, or (c) has separated from service. Surrenders are also allowed if the Participant can show “hardship,” as defined by the IRS, but the surrender is limited to the lesser of Purchase Payments made on or after January 1, 1989 or the amount necessary to relieve the hardship. Even if a surrender is permitted under these provisions, a 10% federal tax penalty may be assessed on the withdrawn amount if it does not otherwise meet the exceptions to the penalty tax provisions (see “Tax Status of Payments Under the Contract”).

FOIA/FOIL Confidential Treatment Requested

     Under the Code, a Participant may request a full or partial surrender of an amount equal to the Individual Account cash value of December 31, 1988 (the “grandfathered” amount), subject to the terms of the 403(b) Plan. Although the Code surrender restrictions do not apply to this amount, a 10% federal penalty tax may be assessed on the withdrawn amount if it does not otherwise meet the exceptions to the penalty tax provisions (see “Tax Status of Payments Under the Contract”).

     The Company believes that the Code surrender restrictions do not apply to tax-free exchanges of contracts under Section 1035 of the Code. The Company further believes that the surrender restriction s will not apply to any “grandfathered” amount which is exchanged into another 403(b) Contract.

     The Redemption Payment, in the case of a full surrender of the Individual Account, will be the value of the Individual Account less the applicable deferred sales charge (if any). The Redemption Payment for any partial surrender, where a percentage of the value of an Individual Account is requested, will be the percentage requested less a deferred sales charge (if any). For any partial surrender where a specific dollar amount is requested, the Redemption Payment will be the amount requested; sufficient Accumulation Units will be cancelled to cover both the specific surrender amount requested and any state taxes will be withheld from any payments paid to a Participant.

     The value of the Accumulation Units cancelled for a Redemption Payment will be determined as of the end of the next Valuation Period in which a surrender request form properly completed by the Participant is received at the Opportunity Plus Processing Office or on such later date as the surrender form may specify. Surrender request forms are available from the Opportunity Plus Processing Office.

     For any partial surrender, unless requested otherwise by the Participant, the value of the Accumulation Units cancelled will be withdrawn from the respective investment media in the same proportions as their respective values have to the total value of the Individual Account.

     Redemption Payments will normally be made within seven calendar days after a properly completed surrender form is received at the Opportunity Plus Processing Office or within seven calendar days of the date the surrender may specify. Redemption Payments may be delayed for: (a) any period in which the New York Stock Exchange (“Exchange”) is closed (other than customary weekend and holiday closings) or in which trading on the Exchange is restricted; (b) any period in which an emergency exists where disposal of securities held by the Funds is not reasonably practicable or it is not reasonably practicable for the value of the assets of the Funds to be fairly determined; or (c) such other periods as the Commission may by order permit for the protection of Participants. The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the Commission.

REINSTATEMENT PRIVILEGE

INGGrA2013718

     A Participant may elect to reinvest all or a portion of the proceeds received from the full surrender of an Individual Account within 30 days after such surrender. Accumulation Units will be credited to the Individual Account within 30 days after such surrender. Accumulation Units will be credited to the Individual Account for the amount reinvested, as well as any applicable portion of any deferred sales charge imposed at the time of surrender. Any maintenance fee which falls due after the surrender and before the reinstatement will be deducted from the amount reinvested. Such reinvested amounts will be reallocated to the applicable investment media in the same proportion as they were allocated at the time of surrender. GET funds will be reallocated to the other investment media. The number of Accumulation Units recited will be based upon the Accumulation Unit Value(s) next computed following receipt at the Company’s Opportunity Plus Processing Office f the reinstatement request along with the amount to be reinvested. The reinstatement privilege may be utilized only once. A Participant contemplating reinstatement should seek competent advice regarding the tax consequences associated with such a transaction.

RIGHT TO CANCEL

     The Participant may cancel his or her participation under the Contract no later than ten days after receiving the certificate by returning it, along with a written notice of cancellation, to the Company’s Opportunity Plus Processing Office. The Opportunity Plus Processing Office will produce a refund not later than seven days after it receives the certificate and the written notice. Unless the applicable state law requires a refund of Purchase Payment(s) only, the Company will refund the Purchase Payment(s) plus any increase or minus any decrease in the value attributable to any Purchase Payment(s) allocated to the variable option(s).

TAX STATUS

1. Federal Tax Status of the Contract

     Subject to the important exception described below, certain investment diversification standards apply to separate accounts and Funds supporting Variable Annuity Contracts. These diversification requirements, found in section 817(h) of the Code, have been modified recently by the Technical and Miscellaneous Revenue Act of 1988 and are further detailed in temporary and proposed Treasury regulations. If a separate account or Fund fails to comply with these rules at the end of each calendar quarter (or within 30 days thereafter), a Variable Annuity Contract(s) funded through the non-complying separate account or Fund will not be treated as an Annuity Contract for purposes of the Code.

     Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, and Aetna Guaranteed Equity Trust have met the diversification requirements since the date those rules were first effective. The Company intends to take any action necessary to maintain the compliance of these Funds with those standards.

     The diversification standards described here do not apply to pension plan contracts: defined in section 818(a). Consequently, Separate Account C and the other Funds available under this Contract will not necessarily comply with the diversification standards, because these Funds and Separate Account C are available only to Contracts that are exempt from those standards. The Company intends to take any action necessary to maintain the exemption of these Contracts.

2. Use of the Contract

     These Contracts are designed to provide retirement benefits to Participants enrolled in the Opportunity Plus program.

3. Tax Status of Payments Under the Contract

     The following description of the federal income tax status of amounts received under the Contracts is not exhaustive and is not intended to cover all situations. Participants should seek advice from their tax advisers s t the application of federal (and where applicable, state and local) tax laws to amounts received by them and by their beneficiaries under the Contracts.

     Whether the Participant elects a lump sum or Annuity payments, if a Participant has made after-tax contributions to an Opportunity Plus Individual Account, the Participant will have a cost basis (equal to such contributions) which can be recovered tax fee from distributions from the Opportunity Plus program.

     Federal income and state taxes will be withheld from any payments paid directly to a Participant, unless instructed otherwise. The Company will report to the IRS the taxable portion of all distributions whether or not income taxes are withheld.

     The Code imposes a 10% penalty tax on the taxable portion of any distribution unless made when (a) the Participant has attained age 59 ½, (b) the Participant has become disabled, (c) the Participant has died, or (d) the Participant has attained age 55 and has separated from service with the school board, (e) the distribution amount is rolled over into a 403(b) plan or to an Individual Retirement Account (“IRA”) in accordance with terms of the Code, or (f) the distribution amount is rolled over into a 403(b) plan or to an Individual Retirement Account (“IRA””) in accordance with terms of the Code, or (f) the distribution amount is annuitized over the life or life expectancy of the Participant or the joint lives or life expectancies o the Participant and beneficiary, provided the Participant has separated from service with the school board. In addition, the penalty tax is abated for the amount of a distribution equal to unreimbursed medical expenses incurred by the Participant that qualify for deduction as specified in the Code.

a. Accumulation Period

FOIA/FOIL Confidential Treatment Requested

INGGrA2013719

     The Purchase Payments and investment results of Account C credited to the value of the Individual Account are not taxable to Participants until distributed. Lump-sum payments will generally be taxed to Participants as ordinary income in the year received.

b. Annuity Period

     Annuity payments will generally be fully taxable to Participants as ordinary income when received.

LEGAL PROCEEDINGS

     The Company and its Board of Directors know of no material legal proceedings pending to which Account C is a party or which would materially affect Account C.

FOIA/FOIL Confidential Treatment Requested

INGGrA2013720

STATEMENT OF ADDITIONAL INFORMATION – TABLE OF CONTENTS
The following items are the contents of the Statement of Additional Information:
General Information and History	3
Services	3
Offering and Purchase of Contracts	4
Calculation of Yield Quotations For Aetna Variable Encore Fund	4
Total Return Quotation Figures For The One, Five, and Ten-Year Periods Ending September 30, 1988	5
Yield Quotations for Aetna Income Shares and Franklin Government Securities Trust	7
Annuity Payments	8
Experts	9
Financial Statements	10

FOIA/FOIL Confidential Treatment Requested

INGGrA2013713

APPENDIX

Credited Interest Options Provided Under the Contracts

     Under either credited interest option, Contract values are held in the Company’s general account which supports insurance and Annuity obligations. Because of provisions which exempt the general account from registration as an investment company under the Investment Company Act of 1940 and which exempt interests in the general account from securities registration under the Securities Act of 1933, neither the general account nor the portion of Contract values held therein is generally subject to the provisions of these Acts. Disclosure in this prospectus regarding the Company’s general account and Contract values held therein under the following credited interest options, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Appendix regarding the general account and interests therein has not been reviewed by the Commission.

Credited Interest Options

Fixed Account – This option guarantees the minimum interest rate specified in the Contract. The Company may credit a higher interest rate from time to time. Under this option, the Company assumes the risk of investment gain or loss by guaranteeing Net Purchase Payment Values and promising a minimum interest rate and Annuity payment. This option is only available under Installment Purchase Payment Contracts.

The Company, under certain emergency conditions, may defer payment of a Fixed Account surrender value (a) for a period of up to 6 months or (b) as provided by federal law.

(a) the Fixed Account surrender value for the Contract or for the total of the Individual Accounts under the Contract exceeds $250,000 on the day prior to the surrender; and

(b) the sum o the current Fixed Account surrender and the total of all Fixed Account surrenders from the Contract or any Individual Account under the Contract within the past 12 calendar months exceeds 20% of the amount in the Fixed Account on the day prior to the current surrender.

Interest, as used above, will not be more than two percentage points below any rate determined prospectively by the Board of Directors for this class of Contract. In no event will the interest rate be less than 4%.

Guaranteed Accumulation Account (“GAA”) – This option guarantees to credit daily to Purchase Payments received during a specified deposit period an interest rate guaranteed for a stated term generally one to five years. Under this option the Company assumes a risk of investment gain or loss by guaranteeing both Net Purchase Payment values (if held to the end of the stated term) and a stated interest rate. The Company may apply a market value adjustment to any amount surrendered from GAA before the end of the stated term. GAA is available during the Accumulation Period only.

Mortality and Expense Risk Charges

     The credited interest options will reflect a compound interest rate credited by the Company. The interest rate quoted is an annual effective yield. The Company makes no deductions from the credited interest rate for mortality and expense risks; these risks are considered in determining the credited rate.

Transfers Among Investment Media

     The credited interest options will reflect a compound interest rate credited by the Company. The interest rate quoted is an annual effective yield. The Company makes no deductions from the credited interest rate for mortality and expense risks; these risks are considered in determining the credited rate.

Transfers Among Investment Media

     Transfers from the Fixed Account to any other available investment medium are allowed once in each calendar year during the Accumulation Period. The amount which may be transferred may vary at the Company’s discretion; however, it will never be less than 10% of the amount held under the Fixed Account, Assets accumulating under GAA may be transferred during the Accumulation Period to any of the available Funds or to the Fixed Account. However, amounts applied to GAA during a deposit period may not be transferred during that deposit period or for 90 days thereafter. The Company may apply a market value adjustment to GAA withdrawals made prior to the end of any stated term.

FOIA/FOIL Confidential Treatment Requested

INGGrA2013713

     By giving notice to the Company at the Opportunity Plus Processing Office at least 30 days before the commencement of Annuity payments, the Participant may elect to have amounts which have been accumulating under the Fixed Account and/or GAA transferred to the Common Stock Fund or the Bond Fund or both, to provide variable Annuity payments. (GAA cannot be used as investment medium during the Annuity Period.)

Contract Loans

     Loans may be made from Individual Account values held in the Fixed Account. Loans may not be made against amounts held in GAA, although such value is included in determining the value of the Individual Account against which a loan may be made.

Reinstatement Privilege

     Any amounts reinstated will be applied to the current deposit period of GAA. Any negative market value adjustment amount applied to a surrender will not be included in the reinstatement.

FOIA/FOIL Confidential Treatment Requested

INGGrA2013713

[Opportunity Plus Logo]	OPPORTUNITY PLUS	Complete and return this form to
Endorsed by New York State United Teachers	Aetna Life Insurance and Annuity Company
PARTICIPANT ENROLLMENT FORM	Opportunity Plus Processing Office
Tax Deferred Annuity Plan for New York	P.O. Box 12894
Public School Employees in NYSUT Affiliates	Albany, NY 12212-2894

PART I PARTICIPANT INFORMATION

Name (Last, First, Middle Initial	Social Security Number	Date of Birth

Street Address	Sex
Male	Female

City	State	Zip Code	Home Phone Number
( )

School District	Payroll Location Number	Date of Employment

Office Phone Number	Are you a member of NYSUT?
( )	Yes No

Do you have an existing Aetna TDA contract:	If yes, what is the contract number?	Do you have an active loan outstanding on this
Yes No	contract?
Yes No

Expected Retirement Age	Years with Employer	Annual Salary

Marital Status	Number of Dependents	Citizenship

Total income of applicant and	$19,999 or less	$30,001 to $40,000	$50,001 to $75,000
immediate family:	$20,000 to $30,000	$40,001 to $50,000	$75,001 or more

The National Association of Securities Dealers, Inc. requires that the sales representative must have reason to believe that this contract is suitable for the participant. The sales representative must rely on information provided above by the participant and any other information available

PART II DESIGNATION OF BENEFICIARY

Primary Beneficiary(ies)	Relationship	Social Security Number	Date of Birth	Address
1.

2.

3.

Contingent
Beneficiary(ies)
1.

2.

If there are any additional beneficiaries, please attach a separate sheet of paper with this information.

PART III REPLACEMENT OF PREVIOUS CONTRACT (“1035” EXCHANGE)

Will this contract change or replace any existing life insurance or annuity contracts?			Amount of one time contribution from existing contract
Yes Complete a 135 Exchange Request Form #82140. No			$

If yes, please provide carrier name and account number

Contributions exchanged into this plan will not be subject to a deferred sales charge upon surrender.				These funds will be established in a contract

separate from the modal contracts. The Aetna Fixed Account is not available for these contributions.				Contributions will be allocated as follows:

FOIA/FOIL Confidential Treatment Requested	INGGrA2013722

PART IV MODAL CONTRIBUTION INVESTMENT OPTIONS
I wish to participate in the Opportunity Plus Tax Deferred Annuity Plan effective __________________, 19__. I hereby agree
to contributions of $______ OR ________.0% per pay period.	I understand that a $15.00 annual maintenance fee will be deducted from my account at a rate of $3.75 per calendar quarter.
I wish to establish the investment of my modal contributions as follows:
AEtna Fixed Account __________	Calvert Socially Responsible Series ______
AEtna Variable Fund __________	Franklin Government Securities Trust _____
AEtna Variable Encore Fund _____	Lexington Gold Trust ______
AEtna Income Shares __________	Advisers Management Trust __________
(Growth Portfolio)
AEtna Guaranteed ____________	T. Rowe Price International Equity Fund ___
Accumulation Account

     PERCENTAGE CONTRIBUTIONS MUST TOTAL 100% OR
DOLLAR CONTRIBUTIONS MUST EQUAL TOTAL AMOUNT DEFERRED

PART V SIGNATURE AGREEMENT – VERIFICATION OF TAXPAYER IDENTIFICATION NUMBER (FORM W-9)

Enter your taxpayer identification number in the appropriate box. For individuals, this is your social security number. (See instructions to IRS Form W-9 for assistance in determining the proper Taxpayer Identification Number to report).

FOR OFFICE USE ONLY

Social Security Number	TIN Verified	Initials	Date
	Yes	No

I certify that the information shown on this form is correct and complete and, under the penalties of perjury, I certify that the number shown on this form is my correct social security number. (See the instructions to IRS W-9 for assistance in determining the proper social security number to report).

I understand that amounts withdrawn from AEtna Guaranteed Accumulation Account may be subject to a market value adjustment as specified in the contract, while annuity payments and termination values (if any) when based on the investment experience of a separate account, are variable and not guaranteed as to fixed dollar amount.

I certify that I have received current prospectuses pertaining to all of the investment options within the Opportunity Plus Tax Deferred Annuity Plan.

Signature of Participant			Date

Signature of Agent	Date	Print Agent Name	Branch Office	Agent Number		% of Participation
1.

2.

3.

4.

FOR OFFICE USE ONLY

Date Initial Contributions Will Begin		Approved By			Date

FOIA/FOIL Confidential Treatment Requested				INGGrA2013723

[Aetna logo]	Aetna Life Insurance and Annuity Company
Opportunity Plus Processing Office
P.O. Box 12894
Albany, NY 12212-2894

ACKNOWLEDGMENT

I understand that, effective January 1, 1989, federal tax law has imposed restrictions on withdrawals from all tax-deferred annuity contracts issued under Section 403(b) of the Internal Revenue Code.

Specifically, I understand that withdrawals may only be made if:

  I have attained age 59½;
  I have separated from service;*
  I can prove hardship;*
  I have become disabled;* or
  In the event of my death.

These restrictions do not prevent my taking loans under my Opportunity Plus contract or transferring to any other Section 403(b) investment options which may be approved by my employer.

Signed,

(Participant’s Signature)	(Date)
*As defined by the Internal Revenue Code and/or current or future federal regulations.
FOIA/FOIL Confidential Treatment Requested	INGGrA2013724

PART IV MODAL CONTRIBUTION INVESTMENT OPTIONS
I wish to participate in the Opportunity Plus Tax Deferred Annuity Plan effective __________________, 19__. I hereby agree to
contributions of $______OR ________.0% per pay period.	I understand that a $15.00 annual maintenance fee will be deducted from my account at a rate of $3.75 per calendar quarter.
I wish to establish the investment of my modal contributions as follows:
AEtna Fixed Account ________	Calvert Socially Responsible Series ______
AEtna Variable Fund ________	Franklin Government Securities Trust ______
AEtna Variable Encore Fund _____	Lexington Gold Trust ____
AEtna Income Shares _________	Advisers Management Trust _________
(Growth Portfolio)
AEtna Guaranteed _________	T. Rowe Price International Equity Fund _______
Accumulation Account
PERCENTAGE CONTRIBUTIONS MUST TOTAL 100% OR
DOLLAR CONTRIBUTIONS MUST EQUAL TOTAL AMOUNT DEFERRED
PART V SIGNATURE AGREEMENT – VERIFICATION OF TAXPAYER IDENTIFICATION NUMBER (FORM W-9)
Enter your taxpayer identification number in the appropriate box. For individuals, this is your social security number. (See instructions to IRS Form
W-9 for assistance in determining the proper Taxpayer Identification Number to report).

FOR OFFICE USE ONLY

Social Security Number			TIN Verified	Initials	Date
Yes No

I certify that the information shown on this form is correct and complete and, under the penalties of perjury, I certify that the number shown on this form is my correct social security number. (See the instructions to IRS W-9 for assistance in determining the proper social security number to report).

I understand that amounts withdrawn from AEtna Guaranteed Accumulation Account may be subject to a market value adjustment as specified in the contract, while annuity payments and termination values (if any) when based on the investment experience of a separate account, are variable and not guaranteed as to fixed dollar amount.

I certify that I have received current prospectuses pertaining to all of the investment options within the Opportunity Plus Tax Deferred Annuity Plan.

Signature of Participant				Date

Signature of Agent	Date	Print Agent Name	Branch Office	Agent	% of Participation
1.				Number

2.

3.

4.

FOR OFFICE USE ONLY

Date Initial Contributions Will Begin		Approved By			Date

PFS 727.00.1

FOIA/FOIL Confidential Treatment Requested					INGGrA2013725

[Aetna logo]	Aetna Life Insurance and Annuity Company
Opportunity Plus Processing Office
P.O. Box 12894
Albany, NY 12212-2894

ACKNOWLEDGMENT

I understand that, effective January 1, 1989, federal tax law has imposed restrictions on withdrawals from all tax-deferred annuity contracts issued under Section 403(b) of the Internal Revenue Code.

Specifically, I understand that withdrawals may only be made if:

  I have attained age 59½;
  I have separated from service;*
  I can prove hardship;*
  I have become disabled;* or
  In the event of my death.

These restrictions do not prevent my taking loans under my Opportunity Plus contract or transferring to any other Section 403(b) investment options which may be approved by my employer.

Signed,

(Participant’s Signature)	(Date)
*As defined by the Internal Revenue Code and/or current or future federal regulations.
FOIA/FOIL Confidential Treatment Requested		INGGrA2013726

[Opportunity Plus Logo]	OPPORTUNITY PLUS	AEtna Life Insurance and Annuity Company
	TRANSFER PASSWORD AND	Opportunity Plus Processing Office
	AUTHORIZATION	P.O. Box 12894
Albany, NY 12212-2894

Opportunity Plus is responding to your need for clear and current information about your retirement account with a toll-free telephone service:

OPPORTUNITY PLUS TRANSFER is a toll-free telephone service that allows you to make changes in your investment options and is currently in service from 9:00 a.m. to 5:00 p.m. Monday – Friday.

OPPORTUNITY PLUS TRANSER 1-800-248-2812

You’ll need a personal password to use Opportunity Plus Transfer. Complete this form to select your personal password. Please read the Opportunity Plus Transfer Conditions and sign the form. Your signed authorization allows us to accept your password.

OPPORTUNITY PLUS TRANSFER INFORMATION

Opportunity Plus makes it easy for you to make changes in your investment options. When you call, an analyst will ask the following questions. Please be sure you have all information ready prior to calling because AEtna will be unable to honor incomplete telephone transfer requests. Please note that changes may only be made to the Opportunity Plus contract with your call.

• Please state your full name.

• Please state your telephone number (including area code) where we may contact you during business hours.

• Are you the participant?

• Are you authorized to make changes?

• Please state your payroll location number.

• Please state your account number.

• Please state your Opportunity Plus Transfer password.

• If you wish to change the investment options for FUTURE payments, the analyst will ask you to state the percentages or dollar amounts and the investment options. Percentages must total 100%. If you wish no changes to the investment options for future payments, please state “none”

• If you wish to transfer EXISTING account values from one investment option to any other available investment options, the analyst will ask you to provide the following information:

- The investment option you are transferring FROM. - The investment option(s) you are transferring INTO.

- And the dollar amount or percentage of this transaction. - If you wish no changes, please state “none”.

If you have any questions concerning your account or Opportunity Plus Transfer, call your Agent or the Opportunity Plus office.
PLEASE FOLD, STAPLE AND HAND TO AGENT.
FOIA/FOIL Confidential Treatment Requested	INGGrA2013727

OPPORTUNITY PLUS TRANSFER LINE
PLEASE TYPE OR PRINT

Payroll Location Number	School District

Participant Name and Address	Social Security Number

Telephone Number (include Area Code)

Password Select any four-character alphabetical or numerical sequence. You will be asked for this code when you call. Please note that you will not receive notification that your password has been recorded. Please allow 10 days before you make your first call.

OPPORTUNITY PLUS TRANSFER CONDITIONS

• I understand that I must have CURRENT Prospectuses and Disclosure Booklets for the investment options, in order to make changes in investment options. If I do not, I will call my Agent or the Opportunity Plus office and request these materials before making changes.

• Calls received during times when the New York Stock Exchange (NYSE) is open will be processed using account values and unit prices as of the close of business that day. Calls received when the NYSE is not open will be processed using account values and unit prices as of the close of next NYSE business day.

• Opportunity Plus Transfer cannot be used to execute AEtna Guaranteed Accumulation Account (GAA) maturity transfers.

To transfer money out of GAA at maturity, you must return the form provided with the maturity notice.

• Opportunity Plus Transfer can be used to transfer funds out of AEtna Guaranteed Equity Trust (GET).

• AEtna is unable to honor telephone requests where incomplete information is provided, or when instructions for transfer are incorrect or unclear.

• AEtna is not liable for transfer activity not completed because of failings beyond our control: i. e. , problems with telephone lines, equipment, incomplete or incorrect information, etc.

• You should receive confirmation of your Opportunity Plus Transfer transaction within 10 working days after your call. If you do not receive it, or if you have any questions regarding the activity described in your confirmation, you should contact our Agent or the Opportunity Plus office within 30 days.

I authorize AEtna to accept telephone instructions from me to make investment changes in my account. I understand that the provisions of my contract apply to any changes I make. This authorization will remain in force until written revocation is received by AEtna’s Opportunity Plus Processing Office or AEtna discontinues service.

I agree that I will not disclose my password to anyone. AEtna reserves the right to refuse transfer if the caller has not sufficiently identified him/herself by name and correct password. Requests for information on lost passwords must be made in writing.

Signed at	Date _______________________
City and State

Signature of Participant

FOIA/FOIL Confidential Treatment Requested	INGGrA2013728

[COPY]

[Opportunity Plus Logo]	OPPORTUNITY PLUS	AEtna Life Insurance and Annuity Company
	TRANSFER PASSWORD AND	Opportunity Plus Processing Office
	AUTHORIZATION	P.O. Box 12894
Albany, NY 12212-2894

Opportunity Plus is responding to your need for clear and current information about your retirement account with a toll-free telephone service:

OPPORTUNITY PLUS TRANSFER is a toll-free telephone service that allows you to make changes in your investment options and is currently in service from 9:00 a.m. to 5:00 p.m. Monday – Friday.

OPPORTUNITY PLUS TRANSER 1-800-248-2812

You’ll need a personal password to use Opportunity Plus Transfer. Complete this form to select your personal password. Please read the Opportunity Plus Transfer Conditions and sign the form. Your signed authorization allows us to accept your password.

OPPORTUNITY PLUS TRANSFER INFORMATION

Opportunity Plus makes it easy for you to make changes in your investment options. When you call, an analyst will ask the following questions. Please be sure you have all information ready prior to calling because AEtna will be unable to honor incomplete telephone transfer requests. Please note that changes may only be made to the Opportunity Plus contract with your call.

• Please state your full name.

• Please state your telephone number (including area code) where we may contact you during business hours.

• Are you the participant?

• Are you authorized to make changes?

• Please state your payroll location number.

• Please state your account number.

• Please state your Opportunity Plus Transfer password.

• If you wish to change the investment options for FUTURE payments, the analyst will ask you to state the percentages or dollar amounts and the investment options. Percentages must total 100%. If you wish no changes to the investment options for future payments, please state “none”

• If you wish to transfer EXISTING account values from one investment option to any other available investment options, the analyst will ask you to provide the following information:

  The investment option you are transferring FROM.
  The investment option(s) you are transferring INTO.
  And the dollar amount or percentage of this transaction.
  If you wish no changes, please state “none”.
If you have any questions concerning your account or Opportunity Plus Transfer, call your Agent or the Opportunity Plus office.
PLEASE FOLD, STAPLE AND HAND TO AGENT.
FOIA/FOIL Confidential Treatment Requested	INGGrA2013729

[COPY]

OPPORTUNITY PLUS TRANSFER LINE

PLEASE TYPE OR PRINT

Payroll Location Number	School District

Participant Name and Address	Social Security Number

Telephone Number (include Area Code)

Password Select any four-character alphabetical or numerical sequence. You will be asked for this code when you call. Please note that you will not receive notification that your password has been recorded. Please allow 10 days before you make your first call.

OPPORTUNITY PLUS TRANSFER CONDITIONS

• I understand that I must have CURRENT Prospectuses and Disclosure Booklets for the investment options, in order to make changes in investment options. If I do not, I will call my Agent or the Opportunity Plus office and request these materials before making changes.

• Calls received during times when the New York Stock Exchange (NYSE) is open will be processed using account values and unit prices as of the close of business that day. Calls received when the NYSE is not open will be processed using account values and unit prices as of the close of next NYSE business day.

• Opportunity Plus Transfer cannot be used to execute AEtna Guaranteed Accumulation Account (GAA) maturity transfers.

To transfer money out of GAA at maturity, you must return the form provided with the maturity notice.

• Opportunity Plus Transfer can be used to transfer funds out of AEtna Guaranteed Equity Trust (GET).

• AEtna is unable to honor telephone requests where incomplete information is provided, or when instructions for transfer are incorrect or unclear.

• AEtna is not liable for transfer activity not completed because of failings beyond our control: i. e. , problems with telephone lines, equipment, incomplete or incorrect information, etc.

• You should receive confirmation of your Opportunity Plus Transfer transaction within 10 working days after your call. If you do not receive it, or if you have any questions regarding the activity described in your confirmation, you should contact our Agent or the Opportunity Plus office within 30 days.

I authorize AEtna to accept telephone instructions from me to make investment changes in my account. I understand that the provisions of my contract apply to any changes I make. This authorization will remain in force until written revocation is received by AEtna’s Opportunity Plus Processing Office or AEtna discontinues service.

I agree that I will not disclose my password to anyone. AEtna reserves the right to refuse transfer if the caller has not sufficiently identified him/herself by name and correct password. Requests for information on lost passwords must be made in writing.

Signed at ___________________________	Date_______________________
City and State

Signature of Participant

FOIA/FOIL Confidential Treatment Requested	INGGrA2013730

This Page Left Blank Intentionally

FOIA/FOIL Confidential Treatment Requested	INGGrA2013731

V A R I A B L E A N N U I T Y A C C O U N T C

OPPORTUNITY PLUS

GROUP VARIABLE MULTIPLE OPTION ANNUITY CONTRACTS

DATED FEBRUARY 15, 1989

[OPPORTUNITY PLUS LOGO]

I hereby acknowledge receipt of all current	[AEtna logo]
prospectuses pertaining to all of the investment
options under the Opportunity Plus Tax	AEtna Life Insurance and Annuity Company
Deferred Annuity Plan.	Opportunity Plus Processing Office
P.O. Box 12894
Albany, NY 12212-2894

Contract Holder’s Signature

FOIA/FOIL Confidential Treatment Requested	INGGrA2013732

EXHIBIT 16

Multiple Option Group
Variable Annuity Contracts

Prospectus - May 1, 2001

The Contracts. The contracts described in this prospectus are group deferred		The Funds

variable annuity contracts issued by Aetna Life Insurance and Annuity Company		Aetna Ascent VP
(the Company). The contracts may be single purchase payment contracts, which		Aetna Balanced VP, Inc.
allow for lump-sum payments, or installment purchase payment contracts, which		Aetna Income Shares d/b/a Aetna Bond
allow for installment payments. They are intended to be used as funding vehicles		VP
for certain types of supplemental retirement plans, including those that qualify for		Aetna Crossroads VP
Aetna Growth VP
beneficial tax treatment and/or to provide current income reduction under		Aetna Variable Fund d/b/a Aetna
certain sections of the Internal Revenue Code of 1986, as amended (Tax Code).		Growth and Income VP
Aetna Index Plus Large Cap VP

Aetna Index Plus Mid Cap VP
Why Reading this Prospectus is Important. Before you participate in the contract		Aetna Index Plus Small Cap VP
through a supplemental retirement plan, you should read this prospectus. It		Aetna International VP
Aetna Legacy VP
provides facts about the contract and its investment options. Plan sponsors		Aetna Variable Encore Fund d/b/a
(generally your employer) should read this prospectus to help determine if the		Aetna Money Market VP
contract is appropriate for their plan. Keep this document for future reference.		Aetna Small Company VP
Aetna Technology VP
Table of Contents	page 3	Aetna Value Opportunity VP

A I M V.I. Capital Appreciation Fund
You may participate in this contract if you are an eligible employee of a school		A I M V.I. Growth Fund
A I M V.I. Growth and Income Fund
district or public university in the State of New York and if you are a member of		A I M V.I. Value Fund
the New York State United Teachers Trust (NYSUT) or the United University		American Century Income & Growth
Professions (UUP).		Fund (Advisor Class)*
Calvert Social Balanced Portfolio DEM
Investment Options. The contracts offer variable investment options and fixed		Equity Fund (Institutional Shares)*
interest options. When we establish your account, you instruct us to direct account		Fidelity Variable Insurance Products
dollars to any of the available options. Some investment options may be		Fund (VIP) Equity-Income Portfolio
unavailable through certain contracts and plans.		Fidelity Variable Insurance Products
Fund (VIP) High Income Portfolio
Variable Investment Options. These options are called subaccounts. The		Fidelity Variable Insurance Products
subaccounts are within Variable Annuity Account C (the separate account). Each		(VIP) Overseas Portfolio
subaccount invests in one of the mutual funds (funds) listed on this page.		Fidelity Variable Insurance Products
Fund II (VIP II) Asset Manager
Earnings on amounts invested in a subaccount will vary depending upon the		Portfolio
performance of its underlying fund. You do not invest directly in or hold shares of		Fidelity Variable Insurance Products
the funds.		Fund II (VIP II) Contrafund®
Portfolio
Risks Associated with Investing in the Funds. Information about the risks of investing		Fidelity Variable Insurance Products
in the funds is located in the ‘‘Investment Options’’ section in this prospectus at		Fund II (VIP II) Index 500 Portfolio
page 10 and in each fund prospectus. Read this prospectus in conjunction with		Janus Aspen Aggressive Growth
the fund prospectuses, and retain the fund prospectuses for future reference.		Portfolio
Janus Aspen Balanced Portfolio
Janus Aspen Capital Appreciation

Portfolio (Service Shares)
* This fund is available to the general public. See ‘‘Additional Risks of Investing		Janus Aspen Growth Portfolio
in the Funds.’’		Janus Aspen Worldwide Growth
Portfolio
** Transfers or deposits are not allowed into the subaccount investing in this		MFS Total Return Series
fund, except from accounts established under the contract before May 1, 1998.		Oppenheimer Developing Markets
As soon as all those who have current allocations to the subaccount under the		Fund (Class A Shares)*
contract have redirected their allocations to other investment options, we will		Oppenheimer Global Securities Fund/VA
close the subaccount to all investments (except loan repayments that we		Oppenheimer Strategic Bond Fund/VA
Pax World Balanced Fund, Inc.*
automatically deposit into the subaccount according to our loan repayment		Pilgrim Emerging Markets Fund, Inc.
procedures).		(formerly Lexington Emerging
Markets Fund, Inc.)
Pilgrim Natural Resources Trust
(formerly Lexington Natural
Resources Trust)**
Portfolio Partners, Inc. (PPI) MFS
Capital Opportunities Portfolio
Portfolio Partners, Inc. (PPI) MFS
Emerging Equities Portfolio
Portfolio Partners, Inc. (PPI) MFS
Research Growth Portfolio
Portfolio Partners, Inc. (PPI) Scudder
International Growth Portfolio
Portfolio Partners, Inc. (PPI) T. Rowe
Price Growth Equity Portfolio
Wachovia Special Values Fund (Class A
Shares)*

Prospectus - May 1, 2001 (continued)

Fixed Interest Options.

>	Guaranteed Accumulation Account

>	Fixed Account

Except as specifically mentioned, this prospectus describes only the variable investment options. However, we describe the fixed interest options in the appendices to this prospectus. There is also a separate prospectus for the Guaranteed Accumulation Account.

Getting Additional Information. You may obtain the May 1, 2001,
Statement of Additional Information (SAI) by indicating your request on your enrollment materials or calling the Opportunity Plus
Service Center at 1-800-677-4636. You may also obtain an SAI for any of the funds by calling that number. This prospectus, the SAI and other information about the separate account may be obtained by accessing the Securities and Exchange Commission’s (SEC) web site,
www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by contacting the SEC Public Reference
Room. Information on the operation of the SEC Public Reference
Room may be obtained by calling 1-202-942-8090 or 1-800-SEC-0330,
e-mailing publicinfo@sec.gov or by writing to SEC Public Reference
Room, 450 Fifth Street, N.W., Washington, D.C. 20549. The SAI table of contents is listed on page 39 of this prospectus. The SAI is incorporated into this prospectus by reference.

Additional Disclosure Information. Neither the SEC, nor any state securities commission, has approved or disapproved the securities offered through this prospectus or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by current prospectuses of the funds and the Guaranteed Accumulation
Account. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state that does not permit their sale. We have not authorized anyone to provide you with information that is different than that contained in this prospectus.

TABLE OF CONTENTS

Contract Overview	4
Who’s Who
The Contract and Your Supplemental Retirement Plan
Contract Rights
Contract Facts
Contract Phases: The Accumulation Phase, The Income Phase
Questions: Contacting the Company (sidebar)
Sending Forms and Written Requests in Good Order (sidebar)

Fee Table	6
Condensed Financial Information	10
Investment Options	10
Transfers	12
Contract Purchase or Participation	13
Contract Ownership and Rights	14
Right to Cancel	15
Fees	16
Your Account Value	19
Withdrawals	22
Loans	23
Systematic Distribution Options	23
Death Benefit	25
The Income Phase	26
Taxation	29
Other Topics	34

The Company — Variable Annuity Account C — Performance Reporting — Voting
Rights — Contract Distribution — Changes in Beneficiary Designations —
Opportunity Plus Service Center — Agreement with the Company — Contract
Modification — Legal Matters and Proceedings — Payment Delay or Suspension —
Intent to Confirm Quarterly

Contract Overview

Questions: Contacting the	The following is a summary. Please read each section of this prospectus for additional information.
Company. To answer your

questions, contact your local	Who’s Who
representative or write or call	You (the participant): The individual participating in a supplemental retirement
the Company through:	plan, where the plan uses the contracts as funding options.
Plan Sponsor: The sponsor of your supplemental retirement plan. Generally,
Opportunity Plus Service	your employer.
Center	Contract Holder: The person or entity to whom we issue the contract. Generally, the plan sponsor.
P.O. Box 12894
We (the Company): Aetna Life Insurance and Annuity Company. We issue the
Albany, New York 12212-2894	contract.

1-800-OPP-INFO	The Contract and Your Supplemental Retirement Plan
(1-800-677-4636)
Supplemental Retirement Plan (plan): A plan sponsor has established a

Sending Forms and Written	supplemental retirement plan for you. The contracts are offered as funding options for that plan. We are not a party to the plan, so the terms and the
Requests in Good Order.	conditions of the contracts and the plan may differ.
If you are writing to change
your beneficiary, request a	Plan Type: We refer to plans in this prospectus as 403(b) plans. For a description, see ‘‘Taxation.’’
withdrawal, or for any other

purpose, contact your local	Contract Rights
representative or the Company	You hold all rights under the contract and may make all elections for your
through the Opportunity Plus	accounts.

Service Center to learn what	Contract Facts
information is required in
order for the request to be in	Free Look/Right to Cancel: Contract holders and participants may cancel their purchase no later than ten days after they receive the contract (or other
‘‘good order.’’ We can only act	document evidencing their interest.) See ‘‘Right To Cancel.’’
upon written requests that are
received in good order.	Death Benefit: A beneficiary may receive a benefit in the event of your death prior to the income phase. Death benefits during the income phase depend on the payment option selected. See ‘‘Death Benefit’’ and ‘‘The Income Phase.’’

Withdrawals: During the accumulation phase, you may, subject to the limits in the contract, withdraw all or a part of your account value. Certain fees and taxes may apply. See ‘‘Withdrawals’’ and ‘‘Taxation.’’ Amounts withdrawn from the
Guaranteed Accumulation Account may be subject to market value adjustment.
See Appendix I.

Systematic Distribution Options: You may elect to receive regular payments from your account, while retaining the account in the accumulation phase. See
‘‘Systematic Distribution Options.’’

Fees: Certain fees are deducted from your account value. See ‘‘Fee Table’’ and
‘‘Fees.’’

Taxation: You will not generally pay taxes on any earnings from the annuity contract described in this prospectus until they are withdrawn. Tax-qualified retirement arrangements (e.g., 403(b) plans) also defer payment of taxes on earnings until they are withdrawn. When an annuity contract is used to fund a tax-qualified retirement arrangement, you should know that the annuity contract does not provide any additional tax deferral of earnings beyond the tax deferral provided by the tax-qualified retirement arrangement. However, annuities do provide other features and benefits which may be valuable to you.
You should discuss your alternatives with your financial representative.
Amounts you receive as a distribution will be generally included in your gross income and will be subject to taxation. Tax penalties may apply in some circumstances. See ‘‘Taxation’’.

Contract Phases

I. The Accumulation Phase (accumulating retirement benefits)

STEP 1: You or the contract
holder provide Aetna Life
Insurance and Annuity
Company with your completed
enrollment materials. The
contract holder directs us to set
up one or more accounts for
you. We may set up account(s)
for employer contributions
and/or contributions from
your salary.

Payments to
Your Account

Step 1 “

Aetna Life Insurance and Annuity Company

	a) “	Step 2		b) “

STEP 2: You direct us to invest	Fixed		Variable Annuity
your account dollars in any of	Interest		Separate Account C
the following investment	Options	Variable Investment Options

options:
The Subaccounts
(a) Fixed Interest Options; or

(b) Variable Investment
		A	B	Etc.
Options. (The variable
investment options are
the Subaccounts of		“	Step 2 b)	“
Variable Annuity Account
C. Each one invests in a		Mutual	Mutual
specific mutual fund.)		Fund A	Fund B
The subaccount(s)
selected purchases shares
of its corresponding fund.

II. The Income Phase (Receiving income phase payments from your contract).

If you wish to begin receiving payments from your contracts, you may select from the options available. The contract offers several income phase payment options, if you wish to elect one (see ‘‘The Income Phase.’’) In general, you may:

>	Receive income phase payments over a lifetime or for a specified period;

>	Receive income phase payments monthly, quarterly, semi-annually or annually;

>	Select an income phase payment option that provides a death benefit to your beneficiary(ies); or

>	Select fixed income phase payments, variable income phase payments (that vary based on the performance of the variable investment options you select), or a combination of fixed and variable income phase payments.

Fee Table

In This Section:		The tables and examples in this section show the fees your account may incur
		while accumulating dollars under the contract (the Accumulation Phase). See
>	Early Withdrawal Charge
	Schedule	‘‘The Income Phase’’ for fees that may apply after you begin receiving payments
		under the contract. The fees shown below do not include premium taxes that
>	Fees Deducted From the	may be applicable.
	Subaccounts

>	Fund Fees	Transaction Fees
>	Hypothetical Examples	Early Withdrawal Charge. As a percentage of the amount withdrawn.

Also See the ‘‘Fees’’ Section		Early Withdrawal Charge Schedule(1)

for:
		Installment Purchase Payment Contracts

>:	Early Withdrawal Charge
				Early
	Schedules
		Purchase Payment		Withdrawal
>	How, When and Why Fees	Periods Completed		Charge
	are Deducted	Fewer than 5		5%
		5 or more but fewer than 7		4%
>	Premium and Other Taxes	7 or more but fewer than 9		3%
>	Charges for Aetna GET	9 or 10		2%
	Fund	More than 10		0%

See ‘‘The Income Phase’’ for:
		Fees Deducted From the Subaccounts During the Accumulation Phase
>	Fees During the Income
	Phase	(Daily deductions equal to the given percentage of values invested in the
		subaccounts on an annual basis)

		Mortality and Expense Risk Charge		1.05%[2]
		Administrative Expense Charge	0.00%	– 0.25%[3]

		Total Separate Account Expenses	1.05%	– 1.30%

(1)	For Single Purchase Payment Contracts, there is no withdrawal charge. For Installment Purchase Payment Contracts, we waive the withdrawal charge for dollars contributed to the funds or the Guaranteed Accumulation Account on or after April 1, 1995. (See ‘‘Fees— Early Withdrawal Charge.’’)

(2)	The mortality and expense risk charge for all subaccounts except the Aetna Money Market VP subaccount is 1.05% on an annual basis effective February 15, 2001, and 1.00% on an annual basis effective February 15, 2002. The mortality and expenses risk charge for the Aetna Money Market VP subaccount is 0.35% on an annual basis. During the income phase, the mortality and expense risk charge for all subaccounts is 1.25% annually.

(3)	We do not currently impose an administrative expense charge. However, we reserve the right to deduct a daily charge of not more than 0.25% on an annual basis from the subaccounts.

Fees Deducted by the Funds

Using this information. The following table shows the investment advisory fees and other expenses charged annually by each fund. Fund fees are one factor that impacts the value of a fund share. To learn about additional factors, refer to the fund prospectus.

How Fees are Deducted. Fund fees are not deducted from account values. Instead, fees are deducted from the value of fund shares on a daily basis, which in turn will affect the value of each subaccount on a daily basis. Except as noted below, the following figures are a percentage of the average net assets of each fund, and are based on figures for the year ended December 31, 2000.

Fund Expense Table(1)
				Total Fund		Net Fund
				Annual		Annual
				Expenses		Expenses
	Investment			Without	Total	After
	Advisory	12b-1	Other	Waivers or Waivers and		Waivers
Fund Name	Fees	Fee	Expenses Reductions Reductions or Reductions

Aetna Ascent VP(2)	0.60%	—	0.15%	0.75%	0.00%	0.75%
Aetna Balanced VP, Inc.	0.50%	—	0.09%	0.59%	—	0.59%

Aetna Bond VP	0.40%	—	0.10%	0.50%	—	0.50%
Aetna Crossroads VP(3)	0.60%	—	0.15%	0.75%	0.05%	0.70%

Aetna Growth VP(2)	0.60%	—	0.10%	0.70%	0.00%	0.70%
Aetna Growth and Income VP	0.50%	—	0.08%	0.58%	—	0.58%

Aetna Index Plus Large Cap VP(2)	0.35%	—	0.09%	0.44%	0.00%	0.44%
Aetna Index Plus Mid Cap VP(3)	0.40%	—	0.22%	0.62%	0.02%	0.60%

Aetna Index Plus Small Cap VP(3)	0.40%	—	0.46%	0.86%	0.26%	0.60%
Aetna International VP(3)	0.85%	—	0.49%	1.34%	0.19%	1.15%

Aetna Legacy VP(3)	0.60%	—	0.16%	0.76%	0.11%	0.65%
Aetna Money Market VP	0.25%	—	0.09%	0.34%	—	0.34%

Aetna Small Company VP(2)	0.75%	—	0.12%	0.87%	0.00%	0.87%
Aetna Technology VP(3)	0.95%	—	0.25%	1.20%	0.05%	1.15%

Aetna Value Opportunity VP(2)	0.60%	—	0.15%	0.75%	0.00%	0.75%
AIM V.I. Capital Appreciation Fund	0.61%	—	0.21%	0.82%	—	0.82%

AIM V.I. Growth Fund	0.61%	—	0.22%	0.83%	—	0.83%
AIM V.I. Growth and Income Fund	0.60%	—	0.24%	0.84%	—	0.84%

AIM V.I. Value Fund	0.61%	—	0.23%	0.84%	—	0.84%
American Century Income & Growth Fund(4)(5)	0.42%	0.50%	—	0.92%	—	0.92%

Calvert Social Balanced Portfolio(6)	0.70%	—	0.18%	0.88%	0.00%	0.88%
DEM® Equity Fund (7)	0.90%	0.25%	1.21%	2.36%	1.11%	1.25%

Fidelity VIP Equity-Income Portfolio(8)	0.48%	—	0.08%	0.56%	—	0.56%
Fidelity VIP High Income Portfolio	0.58%	—	0.10%	0.68%	—	0.68%

Fidelity VIP Overseas Portfolio(8)	0.72%	—	0.17%	0.89%	—	0.89%
Fidelity VIP II Asset Manager Portfolio	0.53%	—	0.08%	0.61%	—	0.61%

Fidelity VIP II Contrafund® Portfolio(8)	0.57%	—	0.09%	0.66%	—	0.66%
Fidelity VIP II Index 500 Portfolio(9)	0.24%	—	0.09%	0.33%	0.05%	0.28%

Janus Aspen Aggressive Growth Portfolio(10)	0.65%	—	0.01%	0.66%	0.00%	0.66%
Janus Aspen Balanced Portfolio(10)	0.65%	—	0.01%	0.66%	0.00%	0.66%

Janus Aspen Capital Appreciation Portfolio(10)	0.65%	0.25%	0.02%	0.92%	0.00%	0.92%
Janus Aspen Growth Portfolio(10)	0.65%	—	0.02%	0.67%	0.00%	0.67%

Janus Aspen Worldwide Growth Portfolio(10)	0.65%	—	0.04%	0.69%	0.00%	0.69%
MFSt Total Return Series(11)	0.75%	—	0.15%	0.90%	0.00%	0.90%

Oppenheimer Developing Markets Fund(12)	1.00%	0.23%	0.73%	1.96%	—	1.96%
Oppenheimer Global Securities Fund/VA	0.64%	—	0.04%	0.68%	—	0.68%

Oppenheimer Strategic Bond Fund/VA	0.74%	—	0.05%	0.79%	—	0.79%
Pax World Balanced Fund, Inc.	0.51%	0.23%	0.22%	0.96%	—	0.96%

Pilgrim Emerging Markets Fund, Inc.	0.85%	—	0.89%	1.74%	—	1.74%
Pilgrim Natural Resources Trust	1.00%	—	0.66%	1.66%	—	1.66%

PPI MFS Capital Opportunities Portfolio(13)	0.65%	—	0.25%	0.90%	0.00%	0.90%
PPI MFS Emerging Equities Portfolio(13)	0.66%	—	0.13%	0.79%	0.00%	0.79%

PPI MFS Research Growth Portfolio(13)	0.69%	—	0.15%	0.84%	0.00%	0.84%
PPI Scudder International Growth Portfolio(13)	0.80%	—	0.20%	1.00%	0.00%	1.00%

PPI T. Rowe Price Growth Equity Portfolio(13)	0.60%	—	0.15%	0.75%	0.00%	0.75%
Wachovia Special Values Fund(14)	0.80%	—	0.41%	1.21%	0.00%	1.21%

Footnotes to the ‘‘Fund Expense Table’’

(1)	Certain of the fund advisers reimburse the Company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements generally are separate from the expenses shown above and do not affect, directly or indirectly, the expenses paid by investors. For the AIM Funds, the reimbursements may be paid out of fund assets in an amount up to 0.25% annually. Any such reimbursements paid from the AIM Funds’ assets are included in the ‘‘Other Expenses’’ column.

(2)	The investment adviser is contractually obligated through December 31, 2001 to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to maintain a certain expense ratio. Actual expenses for these funds for the period ended December 31, 2000 were at or below contractual limits.

(3)	The investment adviser is contractually obligated through December 31, 2001 to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to ensure that the fund’s total fund annual expenses do not exceed the percentage reflected under ‘‘Net Fund Annual Expenses After Waivers or Reductions.’’

(4)	Investment Advisory Fees are based on expenses incurred during the fund’s most recent fiscal year ended December 31, 2000. The fund has a stepped fee. As a result, the fund’s management fee rates generally decrease as fund assets increase.

(5)	Other Expenses include the fees and expenses of the fund’s independent directors and their legal counsel as well as interest, which were less than 0.005% for the most recent fiscal year ended December 31, 2000.

(6)	‘‘Other Expenses’’ reflect an indirect fee of 0.02% relating to an expense offset arrangement with the portfolio’s custodian. The amount shown under Total Waivers and Reductions does not reflect a voluntary reduction of fees paid indirectly. If this voluntary reduction of fees paid indirectly was reflected, the amount shown under Net Fund Annual Expenses After Waiver or Reductions would be 0.86%.

(7)	The fees and expenses listed above are for the fund’s fiscal year ended October 31, 2000. The fund’s investment adviser has contractually agreed to limit the total annual operating expenses of the fund, solely attributable to the Institutional Shares, to 1.25% of average daily net assets effective March 17, 2000 until at least December 31, 2010. However, there is no guarantee the fund’s investment adviser will contract to limit the total annual operating expenses of the fund attributable to the Institutional Shares beyond December 31, 2010.

(8)	Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time.

(9)	The fund’s manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the fund’s manager at any time. Including this reimbursement, the investment advisory fee, other expenses and total annual expenses in 2000 were 0.24%, 0.04% and 0.28%, respectively.

(10)	Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios. All expenses are shown without the effect of any expense offset arrangements.

(11)	The series has an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. The ‘‘Other Expenses’’ shown above do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, Net Fund Annual Expenses After Waivers or Reductions would be lower and would equal 0.89% for the series.

(12)	The fees and expenses listed above are for the fund’s fiscal year ended August 31, 2000. All expenses are shown without the effect of any expense offset arrangements.

(13)	The investment adviser has agreed to reimburse the portfolios for expenses and/or waive its fees, so that, through at least April 30, 2002, the aggregate of each portfolio’s expenses will not exceed the combined investment advisory fees and other expenses shown under the Net Fund Annual Expenses After Waivers or Reductions column above.

(14)	Expense information listed above is for the fiscal year ended November 30, 2000. Other Expenses include a Shareholder Services Fee of 0.25%. Pursuant to an agreement between the fund’s adviser and The Wachovia Funds (the Trust), the fund’s adviser agrees during the period from December 15, 1998 through January 31, 2002 to waive its fees, and/or make reimbursements to the fund, so that the fund’s net operating expenses do not exceed, in the aggregate, the fund’s Net Fund Annual Expenses After Waivers or Reductions listed above. The fund’s adviser agrees that this obligation shall constitute a contractual commitment enforceable by the Trust and that the fund’s adviser shall not assert any right to reimbursement of amounts so waived or reimbursed.

Hypothetical Examples

Account Fees Incurred Over Time. The following hypothetical examples show the fees paid over time if $1,000 is invested in a subaccount, assuming a 5% annual return on the investment. For the purposes of these examples, we deducted a mortality and expense risk charge of 1.05% annually for all subaccounts except the Aetna Money
Market VP subaccount, and 0.35% annually for the Aetna Money Market VP subaccount, and the maximum administrative expense charge of 0.25% annually (not currently charged). The total fund expenses used are those shown in the column ‘‘Total Annual Expenses Without Waivers or Reductions’’ in the Fund Expense Table.

		EXAMPLE A				EXAMPLE B

	If you withdraw your entire account value				If you leave your entire account value
	at the end of the periods shown, you would				invested or if you select an income phase
	pay the following fees, including any				payment option at the end of the periods
	applicable early withdrawal charge			shown, you would pay the following fees
	assessed:*				(no early withdrawal charge is
					reflected):**
Fund Name	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Aetna Ascent VP	$72	$119	$168	$238	$21	$ 64	$110	$238
Aetna Balanced VP, Inc.	$71	$114	$160	$221	$19	$ 59	$102	$221

Aetna Bond VP	$70	$112	$156	$212	$18	$ 57	$ 97	$212
Aetna Crossroads VP	$72	$119	$168	$238	$21	$ 64	$110	$238

Aetna Growth VP	$72	$117	$166	$233	$20	$ 63	$108	$233
Aetna Growth and Income VP	$71	$114	$160	$220	$19	$ 59	$102	$220

Aetna Index Plus Large Cap VP	$69	$110	$153	$205	$18	$ 55	$ 94	$205
Aetna Index Plus Mid Cap VP	$71	$115	$162	$224	$20	$ 60	$104	$224

Aetna Index Plus Small Cap VP	$73	$122	$173	$249	$22	$ 68	$116	$249
Aetna International VP	$78	$136	$196	$297	$27	$ 82	$140	$297

Aetna Legacy VP	$72	$119	$169	$239	$21	$ 65	$111	$239
Aetna Money Market VP	$62	$ 86	$113	$115	$10	$ 30	$ 52	$115

Aetna Small Company VP	$73	$122	$174	$250	$22	$ 68	$116	$250
Aetna Technology VP	$77	$132	$190	$284	$25	$ 78	$133	$284

Aetna Value Opportunity VP	$72	$119	$168	$238	$21	$ 64	$110	$238
AIM V.I. Capital Appreciation Fund	$73	$121	$172	$245	$22	$ 66	$114	$245

AIM V.I. Growth Fund	$73	$121	$172	$246	$22	$ 67	$114	$246
AIM V.I. Growth and Income Fund	$73	$121	$173	$247	$22	$ 67	$115	$247

AIM V.I. Value Fund	$73	$121	$173	$247	$22	$ 67	$115	$247
American Century Income and Growth Fund	$74	$124	$176	$255	$23	$ 69	$119	$255

Calvert Social Balanced Portfolio	$74	$123	$174	$251	$22	$ 68	$117	$251
DEM® Equity Fund	$88	$164	$243	$391	$37	$112	$189	$391

Fidelity VIP Equity-Income Portfolio	$70	$113	$159	$218	$19	$ 58	$101	$218
Fidelity VIP High Income Portfolio	$72	$117	$165	$231	$20	$ 62	$107	$231

Fidelity VIP Overseas Portfolio	$74	$123	$175	$252	$22	$ 69	$117	$252
Fidelity VIP II Asset Manager Portfolio	$71	$115	$161	$223	$19	$ 60	$103	$223

Fidelity VIP II Contrafund® Portfolio	$71	$116	$164	$229	$20	$ 62	$106	$229
Fidelity VIP II Index 500 Portfolio	$68	$107	$148	$193	$17	$ 51	$ 89	$193

Janus Aspen Aggressive Growth Portfolio	$71	$116	$164	$229	$20	$ 62	$106	$229
Janus Aspen Balanced Portfolio	$71	$116	$164	$229	$20	$ 62	$106	$229

Janus Aspen Capital Appreciation Portfolio	$74	$124	$176	$255	$23	$ 69	$119	$255
Janus Aspen Growth Portfolio	$72	$117	$164	$230	$20	$ 62	$106	$230

Janus Aspen Worldwide Growth Portfolio	$72	$117	$165	$232	$20	$ 62	$107	$232
MFSt Total Return Series	$74	$123	$175	$253	$22	$ 69	$118	$253

Oppenheimer Developing Markets Fund	$84	$153	$225	$356	$33	$100	$170	$356
Oppenheimer Global Securities Fund/VA	$72	$117	$165	$231	$20	$ 62	$107	$231

Oppenheimer Strategic Bond Fund/VA	$73	$120	$170	$242	$21	$ 65	$112	$242
Pax World Balanced Fund, Inc.	$74	$125	$178	$260	$23	$ 71	$121	$260

Pilgrim Emerging Markets Fund, Inc.	$82	$147	$215	$336	$31	$ 94	$160	$336
Pilgrim Natural Resources Trust	$81	$145	$211	$328	$30	$ 92	$156	$328

PPI MFS Capital Opportunities Portfolio	$74	$123	$175	$253	$22	$ 69	$118	$253
PPI MFS Emerging Equities Portfolio	$73	$120	$170	$242	$21	$ 65	$112	$242

PPI MFS Research Growth Portfolio	$73	$121	$173	$247	$22	$ 67	$115	$247
PPI Scudder International Growth Portfolio	$75	$126	$180	$264	$23	$ 72	$123	$264

PPI T. Rowe Price Growth Equity Portfolio	$72	$119	$168	$238	$21	$ 64	$110	$238
Wachovia Special Values Fund	$77	$132	$190	$285	$25	$ 78	$134	$285

*	This example reflects deduction of an early withdrawal charge calculated using the schedule applicable to Installment Purchase Payment Contracts. Under that schedule, if only one $1,000 payment was made as described above, fewer than 5 purchase payment periods would have been completed at the end of years 1, 3 and 5, and the 5% charge would apply. At the end of the tenth account year, the early withdrawal charge is waived regardless of the number of purchase payment periods completed, and no early withdrawal charge would apply.

**	This example does not apply if during the income phase, a nonlifetime payment option with variable payments is selected and a lump-sum withdrawal is requested within 3 years after payments start. In this case, the lump-sum payment is treated as a withdrawal during the accumulation phase and may be subject to an early withdrawal charge as shown in Example A.

Condensed Financial Information

Understanding Condensed Financial Information. In Appendix IV, we provide condensed financial information about the Variable Annuity Account C (the separate account) subaccounts available under the contracts. The tables show the value of the subaccounts over the past 10 years. For subaccounts that were not available 10 years ago, we give a history from the date of first availability.

Investment Options

The contract offers variable investment options and fixed interest options.
When we establish your account(s), you instruct us to direct account dollars to any of the available options.

Variable Investment Options. These options are called subaccounts. The subaccounts are within Variable Annuity Account C (the separate account), a separate account of the Company. Earnings on amounts invested in a subaccount will vary depending upon the performance and fees of its underlying fund. You do not invest directly in or hold shares of the funds.

>	Fund Descriptions. We provide brief descriptions of the funds in Appendix III. Please refer to the fund prospectuses for additional information. Fund prospectuses may be obtained, free of charge, from the Opportunity Plus Service Center at the address and phone number listed under ‘‘Contract Overview—Questions: Contacting the Company’’, by accessing the SEC’s website or by contacting the SEC Public Reference Room.

Fixed Interest Options. For descriptions of the fixed interest options, see
Appendix I and II and the Guaranteed Accumulation Account prospectus.

Selecting Investment Options

  Choose options appropriate for you. Your local representative can help you evaluate which investment options may be appropriate for your financial goals.
  Understand the risks associated with the options you choose. Some subaccounts invest in funds that are considered riskier than others. Funds with additional risks are expected to have a value that rises and falls more rapidly and to a greater degree than other funds. For example, funds investing in foreign or international securities are subject to additional risks not associated with domestic investments, and their performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks.
  Be informed. Read this prospectus, the fund prospectus, fixed interest option appendices and the Guaranteed Accumulation Account prospectus.

Limits on Option Availability. The funds and fixed interest options are subject to applicable regulatory authorization, and not all options may be available at all times. We may add, withdraw or substitute funds, subject to the conditions in the contract and compliance with regulatory requirements.

Limits on Number of Options Selected. No more than 18 investment options may be selected for your account at any one time during the accumulation phase. If you have an outstanding loan, you may currently make a total of 18 cumulative selections over the life of your account. Each subaccount, the Fixed
Account and each classification of the Guaranteed Accumulation Account counts as one option. If you have a loan on the account, each option counts toward the limit, even after the full value is transferred to other options.

Limits Imposed by the Underlying Fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any allocation of purchase payments to a subaccount if the subaccount’s investment in the corresponding fund is not accepted by the fund for any reason.

Additional Risks of Investing in the Funds.

Variable Funds (Mixed and Shared Funding)

‘‘Shared funding’’ occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are also bought by other insurance companies for their variable annuity contracts.

‘‘Mixed funding’’ occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are bought for variable life insurance contracts issued by us or other insurance companies.

>	Shared—bought by more than one company.

>	Mixed—bought for annuities and life insurance.

Public Funds. The following funds, which the subaccounts buy for variable annuity contracts, are also available to the general public:

>	American Century Income & Growth Fund (Advisor Class)

>	DEM® Equity (Institutional Shares)

>	Oppenheimer Developing Markets Fund (Class A Shares)

>	Pax World Balanced Fund, Inc.

>	Wachovia Special Values Fund (Class A Shares)

See ‘‘Taxation—Use of Public Funds in a Section 403(b) Contract’’ for a
discussion of investing in one of the public funds under a 403(b) annuity contract.

Possible Conflicts of Interest. With respect to the variable funds and the public funds, it is possible that a conflict of interest may arise due to mixed and shared funding, a change in law affecting the operations of variable annuity separate accounts, differences in the voting instructions of the contract holder and others maintaining a voting interest in the funds, or some other reason.
Such a conflict could adversely impact the value of a fund. For example, if a conflict of interest occurred and one of the subaccounts withdrew its investment in a fund, the fund may be forced to sell its securities at disadvantageous prices, causing its share value to decrease. Each variable fund’s board of directors or trustees will monitor events in order to identify any material irreconcilable conflicts which may arise and to determine what action, if any, should be taken to address such conflicts. With respect to both the public funds and the variable funds, in the event of a conflict, the Company will take any steps necessary to protect contract holders and annuitants maintaining a voting interest in the funds, including the withdrawal of Variable Annuity Account C from participation in the funds which are involved in the conflict.

Transfers

Transfers Among Investment Options. During the accumulation phase and the income phase, you may transfer among investment options. You may make a request in writing, by telephone, or electronically. Transfers must be made in accordance with the terms of the contract and your plan. Transfers from fixed interest options are restricted as outlined in Appendices I and II.

Value of Transferred Dollars. The value of amounts transferred into or out of the subaccounts will be based on the subaccount unit values next determined after we receive your request in good order at our Home Office, or if you are participating in the Dollar Cost Averaging Program, after your scheduled transfer. (See ‘‘Contract Overview—Questions.’’)

Telephone and Electronic Transfers: Security Measures. To prevent fraudulent use of telephone and electronic transactions (including, but not limited to, internet transactions), we have established security procedures. These include recording calls on our toll-free telephone lines and requiring use of a personal identification number (PIN) to execute transactions. You are responsible for keeping your PIN and account information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone or other electronic transactions. We are not liable for losses resulting from telephone or electronic instructions we believe to be genuine. If a loss occurs when we rely on such instructions, you will bear the loss.

Limits on Frequent Transfers. The contracts are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance.
Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the contracts.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple contract holders or participants. Such restrictions could include: (1) not accepting transfer instructions from an agent acting on behalf of more than one contract holder or participant; and (2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one contract holder or participant at a time.

We further reserve the right to impose, without prior notice, restrictions on any transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other contract holders or participants.

The Dollar Cost Averaging Program. The contracts allow you to participate in our Dollar Cost Averaging Program. There is no additional charge for this service. Dollar cost averaging is a system for investing that buys fixed dollar amounts of an investment at regular intervals, regardless of price. Our program transfers, at regular intervals, a fixed dollar amount from Aetna Money Market
VP to the Fixed Account, GAA, or one or more subaccounts that you select.
Allocations to the Aetna Fixed Account may limit your ability to execute subsequent transfers out of this fixed option. Amounts transferred to or from the Fixed Account and subsequently withdrawn from the contract during the accumulation phase may be subject to early withdrawal charge. (See ‘‘Fees’’).

Amounts transferred from the Guaranteed Accumulation Account before the end of a guaranteed term may be subject to a market value adjustment. (See
Appendix I and the Guaranteed Accumulation Account prospectus.) Dollar cost averaging is not permitted into the Pilgrim Natural Resources Trust subaccount.
Dollar cost averaging neither ensures a profit nor guarantees against loss in a declining market. You should consider your financial ability to continue purchases through periods of low price levels. For additional information about this program, contact your local representative or call the Company at the number listed in ‘‘Contract Overview—Questions.’’

The Asset Rebalancing Program. Subject to state approval, this program allows you to have your account value automatically reallocated to specified percentages on a scheduled basis. If elected, only account values invested in the subaccounts (excluding GET) are eligible to be rebalanced. Account values invested in the Guaranteed Accumulation Account and the Fixed Account are
not eligible to be rebalanced. To elect to participate in Asset Rebalancing, you should contact the Opportunity Plus Service Center. This program is not available to participants in the Dollar Cost Averaging program.

Contract Purchase or Participation

Contracts Available for Purchase. The contracts available for purchase are deferred annuity contracts that the Company offers in connection with supplemental retirement plans under Code Section 403(b). The plans are established by school districts and public universities in the state of New York, for participants who are members and agency fee payers of the New York State
United Teachers Trust (NYSUT) and United University Professions (UUP).

There are two group deferred variable annuity contracts:

(1)	Single purchase payment contracts issued for lump-sum transfers to us of amounts accumulated under a pre-existing plan; and

(2)	Installment purchase payment contracts established to accept continuing periodic payments.

We reserve the right to set a minimum purchase payment on single purchase payment contracts. Lump-sum transfers below this minimum will be applied to an installment purchase payment contract.

Purchasing the Contract. The contract holder submits the required forms and application to the Company. We approve the forms and issue a contract to the contract holder.

Participating in the Contract. To participate in the contract, complete an enrollment form and submit it to the Opportunity Plus Service Center. (See
‘‘Contract Overview—Questions.’’) If your enrollment is accepted, we establish one or more accounts for you under the contract(s). We may establish an employee account for contributions from your salary or rollover amount, and an employer account for employer contributions. Your account includes amounts held under both the installment purchase payment contract and the single purchase payment contract.

Acceptance or Rejection of Application or Enrollment Forms. We must accept or reject an application or your enrollment materials within two business days of receipt. If the forms are incomplete, we may hold any forms and accompanying payments for five days, unless you consent to our holding them longer. Under limited circumstances, we may also agree, for a particular plan, to hold payments for longer periods with the permission of the contract holder. If we agree to this, we will deposit the payments in the Aetna Money Market VP subaccount until the forms are completed (for a maximum of 105 days). If we reject the application or enrollment forms, we will return the forms and any payments.

Allocating Purchase Payments to the Investment Options. You direct us to allocate initial contributions to the investment options available under the plan.
Generally you will specify this information on your enrollment materials. After your enrollment, changes to allocations for future purchase payments or transfer of existing balances among investment options may be requested in writing, by telephone, or electronically.

Allocations must be in whole percentages and there may be limitations on the number of investment options that can be selected at any one time. (See
‘‘Investment Options’’ and ‘‘Transfers.’’)

Contract Ownership and Rights

Who Owns the Contract? The contract holder. This is the person or entity to whom we issue the contract, usually your employer.

Who Owns Money Accumulated Under the Contract? We establish one or more accounts for you under the contracts. Generally, we establish an employee account to receive salary reduction and rollover amounts, and an employer account to receive employer contributions. You have the right to the value of your employee account and any employer account.

What Rights Do I Have Under the Contract? You hold all rights under the contract and may make all elections for your accounts.

Right to Cancel

When and How to Cancel. You or the contract holder may cancel your purchase within ten days after receiving the contract (or other document evidencing your interest) by returning it to the Opportunity Plus Service Center or your local representative along with a written notice of cancellation.

Refunds. We will produce a refund to you or the contract holder not later than seven days after we receive the contract or other document evidencing your interest and the written notice of cancellation at the Opportunity Plus Service
Center. The refund will equal the dollars contributed to the contract plus any earnings or less any losses attributable to the purchase payments allocated to the variable investment options.

Fees

Types of Fees		The following repeats and adds to information provided in the ‘‘Fee Table’’
section. Please review both this section and the Fee Table for information on
There are four types of fees		fees.
your account may incur:

>	Transaction Fees	Transaction Fees
	• Early Withdrawal Charge	Early Withdrawal Charge

>	Fees Deducted from the	Under installment purchase payment contracts, withdrawals of all or a portion
Subaccounts
	• Mortality and Expense	of your account value may be subject to a charge. There is no early withdrawal
	Risk Charge	charge for single purchase payment contracts.

	• Administrative Expense	Amount. The charge is a percentage of the amount withdrawn. The
Charge
percentage will be determined by the early withdrawal charge schedule that
>	Fees Deducted by the Funds	applies to your account. The charge will never be more than 8.5% of total
	• Investment Advisory Fees	payments to your account.
• Other Expenses
>	Charges for Aetna GET	Purpose. This is a deferred sales charge. The charge reimburses us for some
	Fund	of the sales and administrative expenses associated with the contract. If our expenses are greater than the amount we collect for the early withdrawal
Terms to Understand in
charge, we may use any of our corporate assets, including potential profit that
the Schedules		may arise from the mortality and expense risk charge, to make up any
>	Account Year—a 12-month	difference.
period measured from the

	date we establish your	Early Withdrawal Charge Schedules:

	account, or measured from	Installment Purchase Payment Contracts

any anniversary of that date.
Early
>	Purchase Payment Period	Purchase Payment	Withdrawal
(for installment purchase
	payment contracts)—the	Periods Completed	Charge
	period of time it takes to	Fewer than 5	5%
	complete the number of	5 or more but fewer than 7	4%
	installment payments	7 or more but fewer than 9	3%
	expected to be made to	9 or 10	2%
	your account over a year.	More than 10	0%

For example, if your
	payment frequency is	Free Withdrawals. If you are between the ages of 59 1/2 and 70 1/2, you may
	monthly, a payment period	withdraw up to 10% of your account value during each calendar year without
	is completed after 12	being charged a withdrawal fee. The free withdrawal only applies to the first
	payments are made. If only	partial withdrawal you make in each calendar year. The 10% amount will be
11 payments are made, the
	payment period is not	based on your account value calculated on the valuation date next following our
	completed until the twelfth	receipt of your request for withdrawal. Outstanding contract loans are excluded
	payment is made. At any	from the account value when calculating the 10% free withdrawal amount.
given time, the number of
	payment periods completed	The free withdrawal will not apply:
	can not exceed the number	> To a full withdrawal of your account; or
of account years completed,
	regardless of the number of	> To partial withdrawals due to a default on a contract loan.
payments made.

Waiver. The early withdrawal charge is waived for portions of a withdrawal where one or more of the following apply:

>	Used to provide payments to you during the income phase;

>	Paid because of your death before income phase payments begin;

>	Paid where your account value is $2,500 or less and no part of the account has been taken as a withdrawal or a loan or used to provide income phase payments within the prior 12 months;

>	Taken because of the election of a systematic distribution option (See ‘‘Systematic Distribution Options’’);

>	Taken when you are 59 1/2 or older, have an installment purchase payment account and have completed at least nine purchase payment periods;

>	Withdrawn due to disability as specified in the Tax Code;

>	Taken on or after the tenth anniversary of the effective date of the account;

>	Due to a financial hardship as defined in the Tax Code;

>	Withdrawn due to your separation from service with your current employer, while meeting the age and service requirements to receive benefits under the New York State Teachers’ or Employee’s Retirement Systems (even if you are not a member of either system); or

>	Withdrawn from the portion of the account value invested in the subaccounts and/or GAA attributable to payments made on or after April 1, 1995. This waiver does not apply to:

• Amounts deposited in the Fixed Account;

• Amounts deposited in a subaccount or GAA but then transferred to the Fixed Account; or

• Amounts that came from the Fixed Account but were then transferred to a subaccount or GAA.

>	For any withdrawal, the account value of the payments made on or after April 1, 1995 will be withdrawn first, then the remaining value will be used to satisfy the disbursement request.

Early Withdrawal Charge Schedule For GAA For Certain New York
Contracts

The following schedule applies to withdrawals from GAA under installment purchase payment master contracts issued after July 29, 1993 in the State of New
York. This schedule is based on the number of completed account years.

	Installment Purchase Payment Contracts

Account Years Completed		Early Withdrawal Charge
Fewer than 3		5%
3	or more but fewer than 4	4%
4	or more but fewer than 5	3%
5	or more but fewer than 6	2%
6	or more but fewer than 7	1%
7	or more	0%

Fees Deducted from the Subaccounts

Mortality and Expense Risk Charge

Amount. During the accumulation phase, for all subaccounts except the
Aetna Money Market VP subaccount, 1.05% annually of your account value invested in the subaccounts effective February 15, 2001, and 1.00% annually effective February 15, 2002. For the Aetna Money Market VP subaccount, 0.35%
annually of your account value invested in the subaccount. See ‘‘The Income
Phase—Charges Deducted’’ for fees deducted during the income phase.

When/How. We deduct this fee daily from the subaccounts corresponding to the funds you select. We do not deduct this from any fixed interest option.

Purpose. The fee compensates us for the mortality and expense risks we assume under the contracts.

>	The mortality risks are those risks associated with our promise to make lifetime payments based on annuity rates specified in the contracts and our funding of the death benefit and other payments we make to owners or beneficiaries of the accounts.

>	The expense risk is the risk that the actual expenses we incur under the contracts will exceed the maximum costs that we can charge.

If the amount we deduct for this fee is not enough to cover our mortality costs and expenses under the contracts, we will bear the loss. We may use any excess to recover distribution costs relating to the contract and as a source of profit.
We expect to make a profit from this fee.

Administrative Expense Charge

Maximum Amount. 0.25% We currently do not impose this fee. We reserve the right, however, to charge up to 0.25% on an annual basis from your account value invested in the funds.

When/How. If imposed, we will deduct this fee daily from your account value held in the subaccounts corresponding to the funds you select. This fee may be assessed during the accumulation phase and/or the income phase. If we are imposing this fee under the contract when you enter the income phase, the fee will apply to you during the entire income phase.

Purpose. This fee helps defray our administrative expenses that cannot be covered by the mortality and expense risk charge described above. The fee is not intended to exceed the average expected cost of administering the contracts. We do not expect to make a profit from this fee.

Fund Expenses

Amount. Each fund determines its own advisory fee and expenses. For a list of fund fees see ‘‘Fee Table.’’ The fees are described in more detail in each fund prospectus.

When/How. Fund fees are not deducted from your account. Fund advisory fees and expenses are reflected in the daily value of the fund shares, which will in turn affect the daily value of each subaccount.

Purpose. These amounts help to pay the funds’ investment advisor and operating expenses.

Premium and Other Taxes. Currently, there is no premium tax on annuities under New York regulations. If the state does impose a premium tax, it would be deducted from the amount applied to an income phase payment option. We reserve the right to deduct a charge for state premium tax at any time from the purchase payment(s) or from the account value at any time, but no earlier than when we have a tax liability under state law.

For example, we may deduct a charge for premium taxes at the time of a complete withdrawal or we may reflect the cost of premium taxes in our income phase payment rates when you commence income phase payments. We will not deduct a charge for any municipal premium tax of 1% or less, but we reserve the right to reflect such an expense in our annuity purchase rates.

In addition, the Company reserves the right to assess a charge for any federal taxes due against the separate account. (See ‘‘Taxation.’’)

Charges for Aetna GET Fund

Various series of Aetna GET Fund may be offered from time to time, and additional charges may apply if you elect to invest in one of these series. If a series is available, it will be described in a supplement to this prospectus at the time it is offered. The supplement will include fee table information about the option.

Your Account Value

During the accumulation phase, your account value at any given time equals:

>	Account dollars directed to the fixed interest options, including interest earnings to date; less

>	Deductions, if any, from the fixed interest options (e.g. withdrawals, fees); plus

>	The current dollar value of amounts invested in the subaccounts.

Subaccount Accumulation Units. When a fund is selected as an investment option, your account dollars invest in ‘‘accumulation units’’ of the Variable
Annuity Account C subaccount corresponding to that fund. The subaccount invests directly in the fund shares. The value of your interests in a subaccount is expressed as the number of accumulation units you hold multiplied by an
‘‘Accumulation Unit Value,’’ as described below, for each unit.

Accumulation Unit Value (AUV). The value of each accumulation unit in a subaccount is called the accumulation unit value or AUV. The value of accumulation units varies daily in relation to the underlying fund’s investment performance. The value also reflects deductions for fund fees and expenses, the mortality and expense risk charge, and the administrative charge (if any). We discuss these deductions in more detail in ‘‘Fee Table’’ and ‘‘Fees.’’

Valuation. We determine the AUV every business day after the close of the
New York Stock Exchange. At that time, we calculate the current AUV by multiplying the AUV last calculated by the ‘‘net investment factor’’ of the subaccount. The net investment factor measures the investment performance of the subaccount from one valuation to the next.

Current AUV = Prior AUV x Net Investment Factor

Net Investment Factor. The net investment factor for a subaccount between two consecutive valuations, equals the sum of 1.0000 plus the net investment rate.

Net Investment Rate. The net investment rate is computed according to a formula that is equivalent to the following:

>	The net assets of the fund held by the subaccount as of the current valuation, minus

>	The net assets of the fund held by the subaccount at the preceding valuation, plus or minus

>	Taxes or provisions for taxes, if any, due to subaccount operations (with any federal income tax liability offset by foreign tax credits to the extent allowed); divided by

>	The total value of the subaccount units at the preceding valuation; minus

>	A daily deduction for the mortality and expense risk charge, and administrative expense charge, if any, and any other fees, such as guarantee charges for Aetna GET Fund, deducted from investments in the separate account.

The net investment rate may be either positive or negative.

Hypothetical Illustration. As a hypothetical illustration, assume that an investor contributes $5,000 to his account and directs us to invest $3,000 in
Fund A and $2,000 in Fund B. After receiving the contribution and following the next close of business of the New York Stock Exchange, the applicable
AUV’s are $10 for Subaccount A, and $25 for Subaccount B. The investor’s account is credited with 300 accumulation units of Subaccount A and 80 accumulation units of Subaccount B.

Step 1: You make an initial
$5,000 contribution
contribution of $5000.

Step 1 “
Step 2:
A. You direct us to invest $3,000
Aetna Life Insurance and Annuity Company
in Fund A. The purchase
payment purchases 300

	Step 2 “		accumulation units of
Subaccount A ($3,000 divided
by the current $10 AUV).
Variable Annuity Account C

B. You direct us to invest $2,000
in Fund B. The purchase
Subaccount A	Subaccount B	Etc.
300	80		payment purchases 80
accumulation	accumulation		accumulation units of
units	units		Subaccount B ($2,000 divided
by the current $25 AUV).

Step 3

“	“		Step 3: The separate account then
purchases shares of the applicable
funds at the then current market
Fund A	Fund B
value (net asset value or NAV).

The fund’s subsequent investment performance, expenses and charges, and the daily charges deducted from the subaccount, will cause the AUV to move up or down on a daily basis.

Purchase Payments to Your Account. If all or a portion of initial purchase payments are directed to the subaccounts, they will purchase subaccount accumulation units at the AUV next computed after our acceptance of the applicable application or enrollment forms. Any subsequent purchase payments or transfers directed to the subaccounts that we receive by the close of business of the New York Stock Exchange (Exchange) will purchase subaccount accumulation units at the AUV computed after the close of the Exchange on that day. The value of subaccounts may vary day to day.

Withdrawals

Taxes, Fees and Deductions	Making a Withdrawal. Subject to the Tax Code withdrawal restrictions
Amounts withdrawn may be	described below, you may withdraw all or a portion of your account value at any
subject to one or more of the	time during the accumulation phase.
following:	Steps for Making A Withdrawal. You must:
> Early Withdrawal Charge	>	Select the Withdrawal Amount.
(see ‘‘Fees—Early
Withdrawal Charge’’)	1)	Full Withdrawal: You will receive, reduced by any required withholding tax,
Market Value Adjustment		your account value allocated to the subaccounts, the Guaranteed

(see Appendix I)		Accumulation Account (plus or minus any applicable market value adjustment) and to the Fixed Account, minus any applicable early
To determine which may
withdrawal charge.
apply, refer to the appropriate
sections of this prospectus,	2)	Partial Withdrawal (Percentage or Specified Dollar Amount): You will
contact your local		receive, reduced by any required withholding tax, the amount you specify,
representative or call the		subject to the value available in your account. However, the amount actually
Company at the number listed		withdrawn from your account will be adjusted by any applicable early withdrawal charge, and any positive or negative market value adjustment for in ‘‘Contract Overview—
amounts withdrawn from the Guaranteed Accumulation Account.
Questions.’’
	>	Select Investment Options. If this is not specified, we will withdraw dollars in the same proportion as the values you hold in the various investment options from each investment option in which you have an account value.
	>	Properly complete a disbursement form and submit it to the Opportunity
Plus Service Center.

Calculation of Your Withdrawal. We determine your account value every normal business day after the close of the New York Stock Exchange. We pay withdrawal amounts based on your account value either: (1) as of the next valuation after we receive a request for withdrawal in good order at the
Opportunity Plus Service Center, or (2) on such later date as specified on the disbursement form.

Delivery of Payment. Payments for withdrawal requests will be made in accordance with SEC requirements. Normally, the payment will be sent not later than seven calendar days following our receipt of the disbursement form in good order at the Opportunity Plus Service Center.

Withdrawal Restrictions from 403(b) Plans. Section 403(b)(11) of the Tax
Code generally prohibits withdrawal under 403(b) contracts prior to your death, disability, attainment of age 59 1 / 2 , separation from service or financial hardship, of the following:

1) Salary reduction contributions made after December 31, 1988 and;

2) Earnings on those contributions and earnings on amounts held before 1989 and credited after December 31, 1988.

Income attributable to salary reduction contributions and credited on or after
January 1, 1989, may not be distributed in the case of hardship.

Reinvestment Privilege. The contracts allow one-time use of a reinvestment privilege. Within 30 days after a full withdrawal, if allowed by law and the contract, you may elect to reinvest all or a portion of the proceeds. We must receive reinvested amounts within 60 days of the withdrawal. We will credit the account for the amount reinvested based on the subaccount values next computed following our receipt of your request and the amount to be reinvested. We will credit the amount reinvested proportionally for early withdrawal charges imposed at the time of withdrawal. We will reinvest in the same investment options and proportions in place at the time of withdrawal. If you withdraw amounts from a series of the Aetna GET Fund and then elect to reinvest them, we will reinvest them in a GET Fund series that is then accepting deposits, if one is available. If one is not available, we will reallocate your GET amounts among other investment options in which you invested, on a pro rata basis. Special rules apply to reinvestments of amounts withdrawn from the
Guaranteed Accumulation Account (see Appendix I). Seek competent advice regarding the tax consequences associated with reinvestment.

Loans

Availability. You may take a loan from your account value during the accumulation phase. Loans are only allowed from amounts allocated to certain subaccounts and fixed interest options. Additional restrictions may apply under the Tax Code or due to our administrative practices.

Requests. If you are eligible to obtain a loan, you may request one by properly completing the loan request form and submitting it to the Opportunity Plus
Service Center. Read the terms of the loan agreement before submitting any request.

Systematic Distribution Options

Availability of Systematic Distribution Options. These options may be	Features of a Systematic
exercised at any time during the accumulation phase of the contract. To	Distribution Option
exercise one of these options the account value must meet any minimum dollar	A Systematic Distribution
amount and age criteria applicable to that option. To determine which	Option allows the contract
Systematic Distribution Options are available, check with the contract holder or	holder to elect for you to
the Company at the Opportunity Plus Service Center.	receive regular payments from
The following Systematic Distribution Options may be available:	your account, without moving

> SWO—Systematic Withdrawal Option. SWO is a series of automatic partial	into the income phase. By
withdrawals from your account based on the payment method selected. It is	maintaining your account in
designed for those who want a periodic income while retaining investment	the accumulation phase,
flexibility for amounts accumulated under the contract. You may not elect	certain rights and flexibility
this option if you have an outstanding contract loan.	are retained and any
accumulation phase fees may
> LEO—Life Expectancy Option. This option provides for annual payments
for a number of years equal to your life expectancy or the expectancy of you	apply.
and a designated beneficiary. It is designed to meet the substantially equal periodic payment exception to the 10% premature distribution penalty under Tax Code Section 72. (See ‘‘Taxation.’’)

>	ECO—Estate Conservation Option. ECO offers the same investment flexibility as SWO, but is designed for those who want to receive only the minimum distribution that the Tax Code requires each year.

Under ECO, we calculate the minimum distribution amount required by law at the later of age 70 1/2 or retirement and pay you that amount once a year.

>	Other Systematic Distribution Options. We may add additional Systematic Distribution Options from time to time. You may obtain additional information relating to any of the Systematic Distribution Options from your local representative or from the Company at the Opportunity Plus Service Center.

Availability of Systematic Distribution Options. The Company may
discontinue the availability of one or all of the Systematic Distribution Options
at any time, and/or change the terms of future elections.

Terminating a Systematic Distribution Option. Once a Systematic Distribution
Option is elected, you may revoke it at any time by submitting a written request to the Opportunity Plus Service Center. Any revocation will apply only to the amount not yet paid. Once an option is revoked for an account, it may not be elected again, nor may any other Systematic Distribution Option be elected unless the Tax Code permits it.

Charges and Taxation. When you elect a Systematic Distribution Option, your account value remains in the accumulation phase and subject to the charges and deductions described in the ‘‘Fees’’ section. Taking a withdrawal through a
Systematic Distribution Option may have tax consequences. If you are concerned about tax implications consult a tax adviser before one of these options is elected.

Death Benefit

The contract provides a death benefit in the event of your death, which is
payable to the beneficiary you name for your account.		During the Income Phase
This section provides
During the Accumulation Phase
information about the

Payment Process		accumulation phase. For death
1)	Following your death, your beneficiary must provide the Company with	benefit information applicable
	proof of death acceptable to us and a payment request in good order.	to the income phase, see
‘‘Income Phase’’.
2)	The payment request should include selection of a benefit payment option.
3)	Within seven days after we receive proof of death acceptable to us and a payment request in good order at the Opportunity Plus Service Center, we will mail payment, unless otherwise requested.

Until a payment option is selected, account dollars will remain invested as at the time of your death, and no distribution will be made.

If you die during the accumulation phase of your account, the following payment options are available to your beneficiary, if allowed by the Tax Code:

> Lump-sum payment;

> Payment in accordance with any of the available income phase payment options (see ‘‘The Income Phase—Payment Options’’); or

> If the beneficiary is your spouse, payment in accordance with an available
Systematic Distribution Option (See ‘‘Systematic Distribution Options’’).

The following options are also available; however, the Tax Code limits how long the death benefit proceeds may be left in these options:

> Leaving your account value invested in the contract; or

> Under some contracts, leaving your account value on deposit in the
Company’s general account, and receiving monthly, quarterly, semi-annual or annual interest payments at the interest rate then being credited on such deposits. The beneficiary may withdraw the balance on deposit at any time or request to receive payment in accordance with any of the available income phase payment options. (See ‘‘The Income Phase—Payment Options’’).

The Value of the Death Benefit. The death benefit will be based on your account value as calculated on the next valuation following the date on which we receive proof of death in good order. Interest, if any, will be paid from the date of death at a rate no less than required by law. For amounts held in the
Guaranteed Accumulation Account (GAA), any positive aggregate market value adjustment (the sum of all market value adjustments calculated due to a withdrawal) will be included in your account value. If a negative aggregate market value adjustment applies, it would be deducted only if the death benefit is withdrawn more than six months after your death. We describe the market value adjustment in Appendix I and in the GAA prospectus.

Tax Code Requirements. The Tax Code requires distribution of death benefit proceeds within a certain period of time. Failure to begin receiving death benefit payments within those time periods can result in tax penalties.
Regardless of the method of payment, death benefit proceeds will generally be taxed to the beneficiary in the same manner as if you had received those payments. (See ‘‘Taxation’’ for additional information.)

The Income Phase

We may have used the	During the income phase you stop contributing dollars to your account and
following terms in prior	start receiving payments from your accumulated account value.
prospectuses:	Initiating Payments. At least 30 days prior to the date you want to start
Annuity Phase—Income Phase	receiving income phase payments, you must notify us in writing of the following:
Annuity Option—Payment	>	Payment start date;

Option	>	Income phase payment option (see the income phase payment options table
Annuity Payment—Income		in this section);
Phase Payment	>	Payment frequency (i.e., monthly, quarterly, semi-annually or annually);
Annuitization—Initiating	>	Choice of fixed, variable or a combination of both fixed and variable
Income Phase Payments		payments; and
	>	Selection of an assumed net investment rate (only if variable payments are elected).

Your account will continue in the accumulation phase until you properly initiate payments. Once a payment option is selected, it may not be changed; however, certain options allow you to withdraw a lump sum.

What Affects Income Phase Payment Amounts? Some of the factors that may affect the amount of your income phase payment include: your age, your account value, the income phase payment option selected, number of guaranteed payments (if any) selected, and whether fixed, variable or a combination of both fixed and variable payments are selected; and, for variable payments, the assumed net investment rate selected.

Fixed Income Phase Payments. Amounts funding fixed income phase payments will be held in the Company’s general account. The amount of fixed payment amounts do not vary over time.

Variable Payments. Amounts funding your variable income phase payments will be held in the subaccount(s) selected. The contracts may restrict the subaccounts available during the income phase. You may make up to twelve transfers per calendar year among available investment options. For variable payments, an assumed net investment rate must be selected.

Assumed Net Investment Rate. If you select variable income phase payments, you must also select an assumed net investment rate of either 5% or 3 1 / 2%. If you select a 5% rate, your first income phase payment will be higher, but subsequent payments will increase only if the investment performance of the subaccounts selected is greater than 5% annually, after deduction of fees.
Payment amounts will decline if the investment performance is less than 5%, after deduction of fees.

If you select a 3 1 / 2 % rate, your first income phase payment will be lower and subsequent payments will increase more rapidly or decline more slowly depending upon the investment performance of the subaccounts selected. For more information about selecting an assumed net investment rate, request a copy of the Statement of Additional Information by calling the Opportunity
Plus Service Center. (See ‘‘Contract Overview—Questions.’’)

Minimum Payment Amounts. The income phase payment option selected must result in one or both of the following:

>	A first income phase payment of at least $20; or

>	Total yearly income phase payments of at least $100.

If your account value is too low to meet these minimum payment amounts, you must elect a lump-sum payment.

Charges Deducted. During the income phase, we make a daily deduction of
1.25% annually for mortality and expense risks from amounts held in the subaccounts. Therefore, if you choose variable income phase payments and a nonlifetime income phase payment option, we still make this deduction from the subaccounts selected, even though we no longer assume any mortality risk for you. We may also deduct a daily administrative charge from amounts held in the subaccounts. (See ‘‘Fees.’’)

Death Benefit During the Income Phase. The death benefits that may be available to a beneficiary are outlined in the payment option table below. If a lump-sum payment is due as a death benefit, we will make payment within seven calendar days after we receive proof of death acceptable to us and the payment request in good order at the Opportunity Plus Service Center.

Taxation. To avoid certain tax penalties, you and any beneficiary must meet the distribution rules imposed by the Tax Code. (See ‘‘Taxation.’’)

Income Phase Payment Options

The following tables list the income phase payment options and accompanying death benefits which may be available under the contracts. Some contracts restrict the options and the terms available. Check with your contract holder for details. We may offer additional income phase payment options under the contract from time to time.

Terms used in the Tables:

Annuitant:	The person(s) on whose life expectancy the income phase payments are calculated.

Beneficiary:	The person designated to receive the death benefit payable under the contract.

Lifetime Income Phase Payment Options

Length of Payments: For as long as the annuitant lives. It is possible that only one payment will
Life Income	be made should the annuitant die prior to the second payment’s due date.
Death Benefit—None: All payments end upon the annuitant’s death.

Length of Payments: For as long as the annuitant lives, with payments guaranteed for a choice of
Life Income—	5-30 years or as otherwise specified in the contract.
Guaranteed	Death Benefit—Payment to the Beneficiary: If the annuitant dies before we have made all the
Payments	guaranteed payments, we will continue to pay the beneficiary the remaining payments. Unless prohibited by a prior election of the contractholder, the beneficiary may elect to receive a lump-
sum payment equal to the present value of the remaining guaranteed payments.

Length of Payments: For as long as either annuitant lives. It is possible that only one payment will be made should both annuitants die before the second payment’s due date.
Continuing Payments:
Life Income—	(a) This option allows a choice of 100%, 66 2/3% or 50% of the payment to continue to the
Two Lives	surviving annuitant after the first death; or
(b) 100% of the payment to continue to the annuitant on the second annuitant’s death, and
50% of the payment to continue to the second annuitant on the annuitant’s death.
Death Benefit—None: Payments end after the deaths of both annuitants.

Length of Payments: For as long as either annuitant lives, with payments guaranteed for a minimum of 60 months and a maximum of 360 months, or as otherwise specified in the
Life Income—	contract.
Two Lives—	Continuing Payments: 100% of the payment to continue to the surviving annuitant after the first
Guaranteed	death.
Payments	Death Benefit—Payment to the Beneficiary: If both annuitants die before the guaranteed payments have all been paid, we will continue to pay the beneficiary the remaining payments.
Unless prohibited by a prior election of the contractholder, the beneficiary may elect to receive a lump-sum payment equal to the present value of the remaining guaranteed payments.

Life Income—	Length of Payments: For as long as the annuitants lives.
Refund	Death Benefit—Payment to the Beneficiary: Following the annuitant’s death, we will pay a lump-
Option—fixed	sum payment equal to the amount originally applied to the payment option (less any premium
payment only	tax) and less the total amount of fixed income payments paid.

Life Income—	Length of Payments: For as long as either annuitant lives.
Two Lives—	Continuing Payment: 100% of the payment to continue after the first death.
Cash Refund	Death Benefit—Payment to the Beneficiary: When both annuitants die, we will pay a lump-sum
Option—	payment equal to the amount applied to the income phase payment option (less any premium
—fixed	tax) and less the total amount of fixed income payments paid.
payment only

Nonlifetime Income Phase Payment Options

Length of Payments: Payments generally may be fixed or variable and may be made for 3-30 years. In certain cases a lump-sum payment may be requested at any time (see below).
Nonlifetime—	Death Benefit—Payment to the Beneficiary: If the annuitant dies before we make all the
Guaranteed	guaranteed payments, we will continue to pay the beneficiary the remaining payments. Unless
Payments	prohibited by a prior election of the contractholder, the beneficiary may receive a lump-sum payment equal to the present value of the remaining guaranteed payments, and we will not impose any early withdrawal charge.

Lump-Sum Payment: If the ‘‘Nonlifetime—Guaranteed Payments’’ option is elected with variable payments, you may request at any time that all or a portion of the present value of the remaining payments be paid in one sum.
A lump sum elected before three years of payments have been completed will be treated as a withdrawal during the accumulation phase and we will charge any applicable early withdrawal charge. If the early withdrawal charge is based on completed purchase payment periods, each year that passes after income payments begin will be treated as a completed purchase payment period, even if no additional payments are made. (See ‘‘Fees—Early
Withdrawal Charge.’’) Lump-sum payments will be sent within seven calendar days after we receive the request for payment in good order at the Opportunity Plus Service Center.
Calculation of Lump-Sum Payments: If a lump-sum payment is available to a beneficiary or to you in the options above, the rate we use to calculate the present value of the remaining guaranteed payments is the same rate we use to calculate the income phase payments (i.e., the actual fixed rate used for fixed payments, or the 3 1 / 2 % or 5%
assumed net investment rate for variable payments.)

Taxation

Introduction

In This Section

This section discusses our understanding of current federal income tax laws	>	Introduction
affecting the contract. You should keep the following in mind when reading it:	>	The Contract
> Your tax position (or the tax position of the beneficiary, as applicable)	>	Withdrawals and Other
Distributions
determines federal taxation of amounts held or paid out under the contract.		• Taxation of Distributions
> Tax laws change. It is possible that a change in the future could affect		• 10% Penalty Tax
contracts issued in the past.		• Withholding for Federal
> This section addresses federal income tax rules and does not discuss federal		Income Tax Liability
estate and gift tax implications, state and local taxes or any other tax	>	Minimum Distribution
provisions.		Requirements
> We do not make any guarantee about the tax treatment of the contract or	>	Assignment or Transfer of
transaction involving the contract.		Contracts
	>	Exclusion from Gross

Income
We do not intend this information to be tax advice. For advice about the	>	Restrictions on
effect of federal income taxes or any other taxes on amounts held or paid out		Distributions
under the contract, consult a tax adviser. For more comprehensive	>	Transfers from 403(b)(7)
information contact the Internal Revenue Service (IRS).		Custodial Accounts

	>	Taxation of Gains Prior to
Distribution
The Contract	>	Taxation of the Company

The contract is designed for use with Tax Code section 403(b) plans. Contract	When consulting a tax adviser,
holders and participants are responsible for determining that contributions,	be certain that he or she has
distributions and other transactions satisfy applicable laws. Legal counsel and a	expertise in the Tax Code
tax adviser should be consulted regarding the suitability of the contract. If the sections applicable to your tax
contract is purchased in conjunction with a retirement plan, the plan is not a concerns.
part of the contract and we are not bound by the plan’s terms or conditions.

Withdrawals and Other Distributions
Certain tax rules apply to distributions from the contract. A distribution is any amount taken from the contract including withdrawals, income phase payments, rollovers, and death benefit proceeds.
We report the taxable portion of all distributions to the IRS.

Taxation of Distributions

All distributions from 403(b) plans are taxed as received unless:

>	The distribution is rolled over to another plan of the same type or to a traditional individual retirement annuity/account (IRA) in accordance with the Tax Code; or

>

You made after-tax contributions to the plan. In this case, depending upon the type of distribution, a portion of the amount may be excluded from gross income according to the rules detailed in the Tax Code.

In general, payments received by your beneficiaries after your death are taxed in the same manner as if you had received those payments.

10% Penalty Tax

The Tax Code may impose a 10% penalty tax on the taxable portion of a distribution from a 403(b) plan, unless one or more of the following have occurred:

>	You have attained age 59 1/2;

>	You have become totally and permanently disabled;

>	You have died;

>	You have separated from service with the plan sponsor on or after age 55;

>	The distribution is rolled over into another plan of the same type or to an IRA in accordance with the Tax Code;

>	The distribution is due to an IRS levy upon the individual’s account; or

>	The distribution is made in substantially equal periodic payments (at least annually)
over your life or life expectancy or the joint lives or joint life expectancies of you and your beneficiary. Also, you must have separated from service with the plan sponsor.

In addition, the penalty tax does not apply for the amount of a distribution equal to unreimbursed medical expenses that qualify for deduction as specified in the Tax Code. The Tax Code may impose other penalty taxes in other circumstances.

Withholding for Federal Income Tax Liability

Any distributions under the contract are generally subject to withholding.
Federal income tax liability rates vary according to the type of distribution and the recipient’s tax status.

Generally, distributions from 403(b) plans are subject to a mandatory 20%
federal income tax withholding. However, you or a beneficiary may elect not to have tax withheld from certain distributions. If you or your beneficiary is a non-
resident alien, then any withholding is governed by Tax Code section 1441 based on the individual’s citizenship, the country of domicile and treaty status.

Minimum Distribution Requirements

To avoid certain tax penalties, you and any beneficiary must meet the minimum distribution requirements imposed by the Tax Code. These rules may dictate one or more of the following:

>	Start date for distributions;

>	The time period in which all amounts in your account(s) must be distributed; or

>	Distribution amounts.

The rules are complex and you and any beneficiary should consult with a tax adviser before electing the method of calculation to satisfy the minimum distribution requirements. The rules are subject to change as a result of new regulations proposed by the IRS on January 17, 2001.

Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70 1 / 2 or retire, whichever occurs later, unless you had amounts under the contract as of
December 31, 1986. In this case, distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75 or retire, if later. However, if you take any distributions in excess of the minimum required amount, then special rules require that some or all of the December 31, 1986 balance be distributed earlier.

Time Period. We must pay out distributions from the contract over one of the following time periods:

>	Over your life or the joint lives of you and your beneficiary, or

>	Over a period not greater than your life expectancy or the joint life expectancies of you and your beneficiary.

50% Excise Tax. If you fail to receive the minimum required distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.

Minimum Distribution of Death Benefit Proceeds. Different distribution requirements apply if your death occurs:

>	After you begin receiving minimum distributions under the contract, or

>	Before you begin receiving such distributions.

If your death occurs after you begin receiving minimum distributions under the contract, distributions must be made at least as rapidly as under the method in effect at the time of your death. Tax Code section 401(a)(9) provides specific rules for calculating the minimum required distributions at your death. The rules differ, dependent upon:

>	Whether your minimum required distribution was calculated each year based on your single life expectancy or the joint life expectancies of you and your beneficiary, and

>	Whether life expectancy was recalculated.

The rules are complex and any beneficiary should consult with a tax adviser before electing the method of calculation to satisfy the minimum distribution requirements. The rules are subject to change as a result of new regulations proposed by the IRS on January 17, 2001.

If your death occurs before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example: if you die on September 1, 2001, your entire balance must be distributed to the beneficiary by December 31, 2006. However, if the distribution begins by December 31 of the calendar year following the calendar year of your death, then payments may be made in either of the following time-
frames:

>	Over the life of the beneficiary, or

>	Over a period not extending beyond the life expectancy of the beneficiary.

Start Dates for Spousal Beneficiaries. If the beneficiary is your spouse, the distribution must begin on or before the later of the following:

>	December 31 of the calendar year following the calendar year of your death; or

>	December 31 of the calendar year in which you would have attained age 70 1/2.

Assignment or Transfer of Contracts

Adverse tax consequences to the plan and/or to you may result if your beneficial interest in the contract is assigned or transferred to any person except to an alternate payee under a qualified domestic relations order in accordance with Tax Code section 414(p) or to the Company as collateral for a loan.

Use of Public Funds in a Section 403(b) Contract

In addition to being offered as an investment option under the contract, shares of certain of the Funds

> American Century Income & Growth Fund (Advisor Class)
> DEM® Equity Fund (Institutional Shares)

> Oppenheimer Developing Markets Fund (Class A Shares)

> Pax World Balanced Fund, Inc.

> Wachovia Special Values Fund (Class A Shares)

are also offered for sale directly to the general public. In order to qualify for favorable tax treatment under Section 403(b), a contract must be considered an
‘‘annuity.’’ In Revenue Procedure 99-44, the Internal Revenue Service concluded that it will treat a contract as an ‘‘annuity’’ for tax purposes under Section
403(b), notwithstanding that contract premiums are invested at the contract holder’s direction in publicly available securities. This treatment will be available provided no additional federal tax liability would have been incurred if the contribution were paid into a trust or a custodial account in an arrangement that satisfied the requirements of Section 401(a) or 403(b)(7)(A). We believe that the contract satisfies the requirements set forth in Revenue Procedure
99-44 and will therefore be treated as an annuity for tax purposes, notwithstanding the fact that investments may be made in publicly available securities. However, the exact nature of the requirements of Revenue
Procedures 99-44 is unclear, and you should consider consulting with a tax adviser before electing to invest in one of the Funds that are offered for sale to the general public.

Exclusions from Gross Income

Under Tax Code section 403(b), contributions made by public school systems or nonprofit healthcare organizations and other Tax Code section 501(c)(3) tax exempt organizations to purchase annuity contracts for their employees are generally excludable from the gross income of the employee.

In order to be excludable from gross income, total annual contributions made by you and your employer to a 403(b) plan cannot exceed the lesser of the following limits set by the Tax Code:

> The first limit, under Tax Code section 415, is generally the lesser of 25% of your compensation or $35,000. Compensation means your compensation from the employer sponsoring the plan and, for years beginning after
December 31, 1997, includes any elective deferrals under Tax Code section
402(g) and any amounts not includible in gross income under Tax Code sections 125 or 457.

> The second limit, which is the exclusion allowance under Tax Code section
403(b), is usually calculated according to a formula that takes into account your length of employment, any pretax contributions you and your employer have already made under the plan, and any pretax contributions to certain other retirement plans.

These two limits apply to your contributions as well as to any contributions made by your employer on your behalf.

>	An additional limit specifically limits your salary reduction contributions to generally no more than $10,500 annually (subject to indexing). Your own limit may be higher or lower, depending on certain conditions.

Payments to your account(s) will be excluded from your gross income only if the plan meets certain nondiscrimination requirements.

Restrictions on Distributions

Tax Code section 403(b)(11) restricts the distribution under 403(b) contracts of:

>	salary reduction contributions made after December 31, 1988;

>	earnings on those contributions; and

>	earnings during such period on amounts held as of December 31, 1988.

Distribution of those amounts may only occur upon your death, attainment of age 59 1 / 2 , separation from service, disability, or financial hardship. Income attributable to salary reduction contributions and credited on or after January 1,
1989 may not be distributed in the case of hardship.

Transfers from 403(b)(7) Custodial Accounts

If pursuant to Revenue Ruling 90-24, the Company agrees to accept under the contracts amounts transferred from a code section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions set forth in code section 403(b)(7)(A)(iii).

Taxation of Gains Prior to Distribution

You will generally not pay taxes on any earnings from the annuity contract described in this prospectus until they are withdrawn. Tax-qualified retirement arrangements under Tax Code section 403(b) also generally defer payment of taxes on earnings until they are withdrawn. (See ‘‘Taxation of Distributions’’ in this ‘‘Taxation’’ section for a discussion of how distributions under 403(b) plans are taxed.) When an annuity contract is used to fund a tax-qualified retirement arrangement with an annuity contract, you should know that the annuity contract does not provide any additional tax deferral of earnings beyond the tax deferral provided by the tax-qualified retirement arrangement. However, annuities do provide other features and benefits which may be valuable to you.
You should discuss your alternatives with your financial representative.

Additionally, although earnings under the contract are generally not taxed until withdrawn, the IRS has stated in published rulings that a variable contract owner, including participants under Tax Code section 403(b) plans, will be considered the owner of separate account assets if the owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be currently includible in the variable contract owner’s gross income.

The Treasury announced that it will issue guidance regarding the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account. It is possible that the Treasury’s position, when announced, may adversely affect the tax treatment of existing contracts. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent the owner from being considered the federal tax owner of a pro rata share of the assets of the separate account.

Taxation of the Company

We are taxed as a life insurance company under the Tax Code. Variable Annuity
Separate Account C is not a separate entity from us. Therefore, it is not taxed separately as a ‘‘regulated investment company’’, but is taxed as part of the
Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the contracts. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case, we may impose a charge against the separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your account value invested in the subaccounts.

Other Topics

The Company

Aetna Life Insurance and Annuity Company (the Company, we, us, our) issues the contracts described in this prospectus and is responsible for providing each contract’s insurance and annuity benefits.

We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976 and an indirect wholly owned subsidiary of
ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management. Through a merger, our operations include the business of Aetna Variable Annuity Life Insurance Company (formerly known as
Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954).

We are engaged in the business of issuing life insurance and annuities. Our principal executive offices are located at:

151 Farmington Avenue
Hartford, Connecticut 06156

Variable Annuity Account C

We established Variable Annuity Account C (the separate account) in 1976 as a continuation of the separate account established in 1974 under Arkansas law of
Aetna Variable Annuity Life Insurance Company. The separate account was established as a segregated asset account to fund variable annuity contracts. The separate account is registered as a unit investment trust under the Investment
Company Act of 1940 (the ‘‘40 Act’’). It also meets the definition of ‘‘separate account’’ under the federal securities laws.

The separate account is divided into ‘‘subaccounts.’’ These subaccounts invest directly in shares of a pre-assigned fund.

Although we hold title to the assets of the separate account, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses of the separate account are credited to or charged against the assets of the separate account without regard to other income, gains or losses of the Company. All obligations arising under the contracts are obligations of the
Company.

Performance Reporting

We may advertise different types of historical performance for the subaccounts including:

p	Standardized average annual total returns; and

p	Non-standardized average annual total returns.

We may also advertise certain ratings, rankings or other information related to the Company, the subaccounts or the funds. For further details regarding performance reporting and advertising, request a Statement of Additional
Information at the number listed in ‘‘Contract Overview—Questions.’’

Standardized Average Annual Total Returns. We calculate standardized average annual total returns according to a formula prescribed by the SEC. This shows the percentage return applicable to $1,000 invested in the subaccount over the most recent one, five and 10-year periods. If the investment option was not available for the full period, we give a history from the date money was first received in that option under the separate account. Standardized average annual total returns reflect the deduction of all recurring charges during each period (e.g., mortality and expense risk charges, administrative expense charges, if any, and any applicable early withdrawal charges).

Non-Standardized Average Annual Total Returns. We calculate non-
standardized average annual total returns in a similar manner as that stated
above, except we do not include the deduction of any applicable early withdrawal charge. If we reflected these charges in the calculation, they would decrease the level of performance reflected by the calculation. Non-
standardized returns may also include performance from the fund’s inception date, if that date is earlier than the one we use for standardized returns.

Voting Rights

Each of the subaccounts holds shares in a fund and each is entitled to vote at regular and special meetings of that fund. Under our current view of applicable law, we will vote the shares for each subaccount as instructed by persons having a voting interest in the subaccount. Under the contracts described in this prospectus, you have a fully vested interest in the value of your account.
Therefore, under the plan you generally have the right to instruct the contract holder how to direct us to vote shares attributable to your account. Currently, for group contracts used with section 403(b) plans, we obtain participant voting instructions directly from participants, subject to receipt of authorization from the contract holder to accept such instructions. We will vote shares for which instructions have not been received in the same proportion as those for which we received instructions. Each person who has a voting interest in the separate account will receive periodic reports relating to the funds in which he or she has an interest, as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by a written communication at least 14 days before the meeting.

The number of votes (including fractional votes) any person is entitled to direct will be determined as of the record date set by any fund in which that person invests through the subaccounts.

>	During the accumulation phase the number of votes is equal to the portion of the account value invested in the fund, divided by the net asset value of one share of that fund.

>	During the income phase the number of votes is equal to the portion of reserves set aside for the contract’s share of the fund, divided by the net asset value of one share of that fund.

Contract Distribution

The Company’s subsidiary, Aetna Investment Services, LLC (AIS) serves as the principal underwriter for the contracts. AIS, a Delaware limited liability company, is registered as a broker-dealer with the SEC. AIS is also a member of the National Association of Securities Dealers, Inc. (NASD) and the Securities
Investor Protection Corporation. AIS’ principal office is located at 151
Farmington Avenue, Hartford, Connecticut 06156.

The contracts are offered to the pubic by individuals who are registered representatives of AIS or other broker dealers which have entered into a selling arrangement with AIS. We refer to AIS and the other broker-dealers selling the contracts as ‘‘distributors.’’

All registered representatives selling the contracts must also be licensed as insurance agents for the Company.

Commission Payments

Persons who offer and sell the contracts may be paid a commission. The maximum percentage that may be paid with respect to a given purchase payment is the first-year percentage which ranges from 1% to a maximum of 4%
of the first year of payments to an account. Renewal commissions may also be paid on payments made after the first year and, under group contracts, asset-
based service fees.

The average of all commissions and asset-based service fees paid is estimated to equal approximately 2.5% of the total payments made over the life of an average contract. Some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. However, any such compensation will be paid in accordance with NASD rules. The total compensation package for sales, supervisory and management personnel of affiliated or related broker-dealers may be positively impacted if the overall amount of investments in the contracts and other products issued or advised by the Company or its affiliates increases over time.

The distributor may be reimbursed for certain expenses. The name of the distributor and the registered representative responsible for your account are stated in your enrollment materials. Commissions and sales related expenses are paid by us and are not deducted from payments to your account.

Changes in Beneficiary Designations

The designated beneficiary may be changed at any time. Such change will not become effective until written notice of the change is received by the Company.

Opportunity Plus Service Center

We established the Opportunity Plus Service Center to provide administrative support to you and other participants of the Opportunity Plus Program. This office handles enrollment, billing, transfers, redemptions and inquiries. Send forms and correspondence to:

Opportunity Plus Service Center
P.O. Box 12894
Albany, New York 12212-2894
Telephone Number: 1-800-677-4636

Agreement with the Company

NYSUT Benefit Trust is a non-profit trust organized and existing under the laws of the State of New York. This Trust operates for the benefit of its members and agency fee payers of New York State United Teachers.

The Company (our, we) and NYSUT Benefit Trust agree to the following:

>	Sponsorship of the Opportunity Plus program by NYSUT Benefit Trust;

>	Our provision, to all members and agency fee payers of educational programs focused on financial planning for retirement; and

>	Our employment of trained personnel to conduct these programs exclusively for members.

Additionally:

>	We reimburse NYSUT Benefit Trust for direct out-of-pocket expenses up to a maximum of $40,000 per year incurred in the promotion of the Opportunity Plus program.

>	We will pay NYSUT Benefit Trust $313,000 per quarter beginning in 2001. This payment will increase in subsequent years, and may include, in the future, an asset based component. NYSUT Benefit Trust utilizes these amounts to enhance benefits to participants in programs it sponsors.

>	We contribute to the costs incurred by NYSUT Benefit Trust for retaining up to six employees who assist in management of the Opportunity Plus program.

>	We compensate United University Professions $6,000 per month for the use of on-site campus facilities and the sponsorship of the Opportunity Plus program.

Contract Modification

We may change the contract as required by federal or state law. In addition, we may, upon 30 days’ written notice to the contract holder, make other changes to group contracts that would apply only to individuals who become participants under that contract after the effective date of such changes. If the group contract holder does not agree to a change, we reserve the right to refuse to establish new accounts under the contract. Certain changes will require the approval of appropriate state or federal regulatory authorities.

Legal Matters and Proceedings

We are aware of no material legal proceedings pending which involve the separate account as a party or which would materially affect the separate account. The validity of the securities offered by this prospectus has been passed upon by Counsel to the Company.

In recent years, a number of companies have been named as defendants in class action lawsuits relating to life insurance. The Company is a defendant in one such lawsuit, a purported class action which was filed against the Company in the United States District Court for the Middle District of Florida on June 30,
2000, by Helen Reese, Richard Reese, Villere Bergeron, and Alan Eckert (the
‘‘Reese Complaint’’). The Reese Complaint claims that the Company engaged in unlawful sales practices in marketing life insurance policies. The Company intends to defend this action vigorously.

The Company also is a party to other litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.

Payment Delay or Suspension

We reserve the right to suspend or postpone the date of any payment of benefits or values under the following circumstances: (a) on any valuation date when the
New York Stock Exchange is closed (except customary weekend and holidays)
when trading on the Exchange is restricted; (b) when an emergency exists as determined by the SEC so that disposal of the securities held in the subaccounts is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the subaccount’s assets; (c) during any other periods the
SEC may by order permit for the protection of investors. The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Intent to Confirm Quarterly

We will provide confirmation of scheduled transactions quarterly rather than immediately to the participant.

Contents of the Statement of Additional
Information

The Statement of Additional Information contains more specific information on the separate account and the contract, as well as the financial statements of the separate account and the Company. A list of the contents of the SAI is set forth below:

General Information and History	2
Variable Annuity Account C	3
Offering and Purchase of Contracts	3
Performance Data	4
General	4
Average Annual Total Return Quotations	4
Income Phase Payments	9
Sales Material and Advertising	10
Independent Auditors	10
Financial Statements of the Separate Account	S-1
Financial Statements of Aetna Life Insurance and Annuity Company	F-1

You may request an SAI by calling the Opportunity Plus Service Center at the number listed in ‘‘Contract Overview—Questions.’’

Appendix I
Guaranteed Accumulation Account

The Guaranteed Accumulation Account (GAA) is a fixed interest option that may be available during the accumulation phase under the contracts. This Appendix is only a summary of certain facts about GAA. Please read the GAA prospectus before investing in this option.

General Disclosure. Amounts that you invest in GAA will earn a guaranteed interest rate if amounts are left in
GAA for the specified period of time. If you withdraw or transfer those amounts before the specified period of time has elapsed, we may apply a ‘‘market value adjustment,’’ which may be positive or negative.

When you decide to invest money in GAA, you will want to contact your representative or the Company to learn:

>	The interest rate we will apply to the amounts that you invest in GAA. We change this rate periodically, so be certain you know what rate we guarantee on the day your account dollars are invested into GAA.

>	The period of time your account dollars need to remain in GAA in order to earn that rate. You are required to leave your account dollars in GAA for a specified period of time (guaranteed term), in order to earn the guaranteed interest rate.

Deposit Periods. A deposit period is the time during which we offer a specific interest rate if you deposit dollars for a certain guaranteed term. For a particular interest rate and guaranteed term to apply to your account dollars, you must invest them during the deposit period during which that rate and term are offered.

Interest Rates. We guarantee different interest rates, depending upon when account dollars are invested in GAA.
The interest rate we guarantee is an annual effective yield; that means that the rate reflects a full year’s interest. We credit interest daily at a rate that will provide the guaranteed annual effective yield over one year. The guaranteed interest rate will never be less than the rate stated in the contract.

Fees and Other Deductions.	If all or a portion of your account value in GAA is withdrawn, you may incur the following:

>	Market Value Adjustment (MVA)—as described in this appendix and in the GAA prospectus;

>	Tax Penalties and/or Tax withholding—see ‘‘Taxation’’; or

>	Early Withdrawal Charge—see ‘‘Fees’’.

We do not make deductions from amounts in GAA to cover mortality and expense risks. Rather, we consider these risks when determining the credited rate.

Market Value Adjustment (MVA).

If you withdraw or transfer your account value from GAA before the guaranteed term is completed, an MVA may apply. The MVA reflects the change in the value of the investment due to changes in interest rates since the date of deposit. The MVA may be positive or negative. If you have elected ECO as described in ‘‘Systematic Distribution
Options,’’ no MVA applies to amounts withdrawn from GAA.

>	If interest rates at the time of withdrawal have increased since the date of deposit, the value of the investment decreases and the MVA will be negative. This could result in your receiving less than the amount you paid into GAA.

>	If interest rates at the time of withdrawal have decreased since the date of deposit, the value of the investment increases and the MVA will be positive.

Guaranteed Terms. The guaranteed term is the period of time account dollars must be left in GAA in order to earn the guaranteed interest rate specified for that guaranteed term. We offer different guaranteed terms at different times. Check with your representative or the Company to learn the details about the guaranteed term(s)
currently being offered.

In general we offer the following guaranteed terms:

>	Short-term—three years or fewer; and

>	Long-term—ten years or less, but greater than three years.

At the end of a guaranteed term, you may:

>	Transfer dollars to a new guaranteed term;

>	Transfer dollars to other available investment options; or

>	Withdraw dollars.

Deductions may apply to withdrawals. See ‘‘Fees and Other Deductions’’ in this section.

Transfer of Account Dollars. Generally, account dollars invested in GAA may be transferred among guaranteed terms offered through GAA, and/or to other investment options offered through the contract. However, transfers may not be made during the deposit period in which your account dollars are invested in GAA or for 90 days after the close of that deposit period. We will apply an MVA to transfers made before the end of a guaranteed term.

Income Phase. GAA can not be used as an investment option during the income phase. However, you may notify us at least 30 days in advance to elect a variable payment option and to transfer your GAA account dollars to any of the subaccounts available during the income phase.

Borrowing Against Amounts held in GAA. You cannot take a loan from your account value in GAA. However, we include your account value in GAA when determining the amount of your account value we will distribute as a loan.

Reinvesting Amounts Withdrawn from GAA. If amounts are withdrawn from GAA and then reinvested in GAA, we will apply the reinvested amount to the current deposit period. This means that the guaranteed annual interest rate, and guaranteed terms available on the date of reinvestment, will apply. Amounts will be reinvested proportionately in the same way as they were allocated before withdrawal.

We will not credit your account for market value adjustments that were deducted at the time of withdrawal or refund any taxes that were withheld.

Appendix II
Fixed Account

The Fixed Account is an investment option available during the accumulation phase under the contracts. Amounts allocated to the Fixed Account are held in the Company’s general account which supports insurance and annuity obligations. The Fixed Account is only available under installment purchase payment contracts.

Additional information about this option may be found in the contract.

General Disclosure. Interests in the Fixed Account have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended. Disclosure in this prospectus about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Appendix regarding the Fixed Account has not been reviewed by the SEC.

Interest Rates. The Fixed Account guarantees that amounts allocated to this option will earn the minimum interest rate specified in the contract. We may credit a higher interest rate from time to time, but the rate we credit will never fall below the guaranteed minimum specified in the contract. Among other factors, the safety of the interest rate guarantees are based on the claims-paying ability of the Company. Amounts applied to the Fixed
Account will earn the interest rate in effect at the time money is applied. Amounts in the Fixed Account will reflect a compound interest rate as credited by us. The rate we quote is an annual effective yield.

Our determination of credited interest rates reflects a number of factors, including mortality and expense risks, interest rate guarantees, the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under this option, we assume the risk of investment gain or loss by guaranteeing the amounts you allocate to this option and promising a minimum interest rate and income phase payment.

Charges. We do not make deductions from amounts in the Fixed Account to cover mortality and expense risks.
We consider these risks when determining the credited rate. If you make a withdrawal from amounts in the Fixed
Account, an early withdrawal charge may apply. (See ‘‘Fees—Early Withdrawal Charge.’’).

Transfers. During the accumulation phase, you may transfer account dollars from the Fixed Account to any other available investment option. There is no limit on the number of transfers that you can make out of the Fixed
Account in a calendar year. However, we only allow you to transfer amounts which equal your account value in the
Fixed Account multiplied by the current maximum percentage of the transfer allowed (the ‘‘window’’) minus any previous transfers you made from this option during the calendar year. We will waive the transfer limit when your account value in the Fixed Account is $1,000 or less.

Income Phase. By notifying the Opportunity Plus Service Center at least 30 days before income payments begin, you may elect to have amounts transferred to one or more of the subaccounts available during the income phase to provide variable payments.

Contract Loans. Contract loans may be made from account values held in the Fixed Account.

Appendix III
Fund Descriptions

The investment results of the mutual funds (funds) are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any
other government agency. Except as noted, all funds are diversified, as defined under the Investment Company Act of 1940.

>	Aetna Balanced VP, Inc. seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds, and cash equivalents, based on the investment adviser’s judgment of which of those sectors or mix thereof offers the best investment prospects.(1)

>	Aetna Income Shares d/b/a Aetna Bond VP seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.(1)

>	Aetna Variable Fund d/b/a Aetna Growth and Income VP seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.(1)

>	Aetna Variable Encore Fund d/b/a Aetna Money Market VP seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. An investment in the fund is neither insured nor guaranteed by the U.S. Government.(1)

>	Aetna Generation Portfolios, Inc.—Aetna Ascent VP seeks to provide capital appreciation.(1)

>	Aetna Generation Portfolios, Inc.—Aetna Crossroads VP seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).(1)

>	Aetna Generation Portfolios, Inc.—Aetna Legacy VP seeks to provide total return consistent with preservation of capital.(1)

>	Aetna Variable Portfolios, Inc.—Aetna Growth VP seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.(1)

>	Aetna Variable Portfolios, Inc.—Aetna Index Plus Large Cap VP seeks to outperform the total return performance of the Standard & Poor’s 500 Composite Index (S&P 500), while maintaining a market level of risk.(1)

>	Aetna Variable Portfolios, Inc.—Aetna Index Plus Mid Cap VP seeks to outperform the total return performance of the Standard & Poor’s MidCap 400 Index (S&P 400), while maintaining a market level of risk.(1)

>	Aetna Variable Portfolios, Inc.—Aetna Index Plus Small Cap VP seeks to outperform the total return performance of the Standard and Poor’s SmallCap 600 Index (S&P 600), while maintaining a market level of risk.(1)

>	Aetna Variable Portfolios, Inc.—Aetna International VP seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. The fund will not target any given level of current income.(1)

>	Aetna Variable Portfolios, Inc.—Aetna Small Company VP seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.(1)

>	Aetna Variable Portfolios, Inc.—Aetna Technology VP seeks long-term capital appreciation.(1)(a)

>	Aetna Variable Portfolios, Inc.—Aetna Value Opportunity VP seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.(1)

>	AIM V.I. Capital Appreciation Fund seeks growth of capital.(2)

>	AIM V.I. Growth Fund seeks growth of capital.(2)

>	AIM V.I. Growth and Income Fund seeks growth of capital with a secondary objective of current income.(2)

>	AIM V.I. Value Fund seeks to achieve long-term growth of capital with a secondary objective of income.(2)

>	American Century Income & Growth Fund (Advisor Class) seeks capital growth by investing in common stocks. Income is a secondary objective.(3)

>	Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed non- diversified portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria for the Portfolio.(4)(a)

>	DEMt Equity Fund is a nondiversified fund that seeks to provide aggressive long-term growth through capital appreciation.(5)

>	Fidelity Variable Insurance Products—Equity-Income Portfolio seeks reasonable income. Also considers the potential for capital appreciation. Seeks a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500 Index.(6)(a)

>	Fidelity Variable Insurance Products—High Income Portfolio seeks a high level of current income while also considering growth of capital.(6)(b)

>	Fidelity Variable Insurance Products—Overseas Portfolio seeks long-term growth of capital.(6)(c)

>	Fidelity Variable Insurance Products II—Asset Manager Portfolio seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments.(6)(d)

>	Fidelity Variable Insurance Products II —Contrafundt Portfolio seeks long-term capital appreciation.(6)(b)

>	Fidelity Variable Insurance Products II—Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500 Index (S&P 500).(6)(e)

>	Janus Aspen Series—Aggressive Growth Portfolio is a nondiversified portfolio that seeks long-term growth of capital.(7)

>	Janus Aspen Series—Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.(7)

>	Janus Aspen Series—Capital Appreciation Portfolio (Service Shares) is a nondiversified portfolio that seeks long-term growth of capital.(7)

>	Janus Aspen Series—Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.(7)

>	Janus Aspen Series—Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.(7)

>	MFSt Total Return Series seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.(8)

>	Oppenheimer Developing Markets Fund (Class A Shares) aggressively seeks capital appreciation.(9)

>	Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, ‘‘growth-type’’ companies, cyclical industries, and special situations that are considered to have appreciation possibilities.(9)

>	Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities.(9)

>	Pax World Balanced Fund, Inc. seeks to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital.(10)

>	Pilgrim Emerging Markets Fund, Inc. (formerly Lexington Emerging Markets Fund, Inc.) seeks long-term growth of capital primarily through investment in equity securities and equity equivalents of emerging market companies.(11)

>	Pilgrim Natural Resources Trust (formerly Lexington Natural Resources Trust) seeks long-term growth of capital through investment primarily in common stocks of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. Current income will not be a factor. Total return will consist primarily of capital appreciation.(11)

>	Portfolio Partners, Inc. (PPI) MFS Capital Opportunities Portfolio seeks capital appreciation.(12)(a)

>	Portfolio Partners, Inc. (PPI) MFS Emerging Equities Portfolio seeks long-term growth of capital.(12)(a)

>	Portfolio Partners, Inc. (PPI) MFS Research Growth Portfolio seeks long-term growth of capital and future income.(12)(a)

>	Portfolio Partners, Inc. (PPI) Scudder International Growth Portfolio seeks long-term growth of capital.(12)(b)

>	Portfolio Partners, Inc. (PPI) T. Rowe Price Growth Equity Portfolio seeks long-term capital growth, and secondarily, increasing dividend income.(12)(c)

>	Wachovia Special Values Fund (Class A Shares) seeks to produce growth of principal.(13)

Investment Adviser:

(1)	Investment Adviser: Aeltus Investment Management, Inc. (Aeltus)

(a) Subadviser: Elijah Asset Management, LLC (EAM)

(2)	Investment Adviser: A I M Advisors, Inc.

(3)	Investment Adviser: American Century Investment Management, Inc.

(4)	Investment Adviser: Calvert Asset Management Company, Inc.

(a) Subadviser: NCM Capital Management Group, Inc.

(5)	Investment Adviser: Chapman Capital Management, Inc.

(6)	Investment Adviser: Fidelity Management & Research Company

(a) Subadviser: FMR Co., Inc.

(b) Subadvisers:

(c) Fidelity Management & Research (U.K.) Inc. Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited FMR Co., Inc.

(c) Subadvisers:

Fidelity Management & Research (U.K.) Inc. Fidelity Management & Research (Far East) Inc. Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited Fidelity Investments Japan Limited FMR Co., Inc.

(d) Subadvisers:

Fidelity Management & Research (U.K.) Inc. Fidelity Management & Research (Far East) Inc. Fidelity Investments Japan Limited Fidelity Investments Money Management, Inc. FMR Co., Inc.

(e) Subadviser:

Bankers Trust Company FMR Co., Inc.

(7)	Investment Adviser: Janus Capital Corporation

(8)	Investment Adviser: Massachusetts Financial Services Company (MFS)

(9)	Investment Adviser: OppenheimerFunds, Inc.

(10)	Investment Adviser: Pax World Management Corp.

(11)	Investment Adviser: ING Pilgrim Investments, LLC

(12)	Investment Adviser: Aetna Life Insurance and Annuity Company

	(a)	Subadviser: Massachusetts Financial Services Company

	(b)	Subadviser: Zurich Scudder Investments, Inc.

	(c)	Subadviser: T. Rowe Price Associates, Inc.

(13)	Investment Adviser: Wachovia Asset Management

Appendix IV
Condensed Financial Information

(Selected data for accumulation units outstanding throughout each period)

The condensed financial information presented below for each of the periods in the ten-year period ended
December 31, 2000 (as applicable), is derived from the financial statements of the separate account, which have been audited by KPMG LLP, independent auditors. The financial statements and the independent auditors’ report thereon for the year ended December 31, 2000 are included in the Statement of Additional Information.

	2000	1999	1998	1997	1996	1995	1994	1993	1992	1991

AETNA ASCENT VP
Value at beginning of period	$17.940	$15.886	$15.422	$13.291(1)
Value at end of period	$17.624	$17.940	$15.886	$15.422
Number of accumulation units
outstanding at end of period	28,874	33,852	21,430	380
AETNA BALANCED VP, INC.
Value at beginning of period	$32.002	$28.524	$24.700	$20.419	$17.954	$14.270	$14.519	$13.379	$12.736	$10.896
Value at end of period	$31.470	$32.002	$28.524	$24.700	$20.419	$17.954	$14.270	$14.519	$13.379	$12.736
Number of accumulation units
outstanding at end of period	1,630,256	2,155,445	2,294,877	2,160,305	2,716,641	9,193,181	21,990,186	30,784,750	34,802,433	22,898,099
AETNA BOND VP
Value at beginning of period	$53.738	$54.819	$51.330	$47.992	$46.913	$40.173	$42.283	$39.038	$36.789	$31.192
Value at end of period	$58.266	$53.738	$54.819	$51.330	$47.992	$46.913	$40.173	$42.283	$39.038	$36.789
Number of accumulation units
outstanding at end of period	603,259	867,416	994,987	959,336	835,724	2,377,622	5,108,720	8,210,666	8,507,292	7,844,412
AETNA CROSSROADS VP
Value at beginning of period	$16.458	$15.120	$14.456	$12.577(1)
Value at end of period	$16.343	$16.458	$15.120	$14.456
Number of accumulation units
outstanding at end of period	36,196	30,738	31,468	873
AETNA GROWTH VP
Value at beginning of period	$9.343(1)
Value at end of period	$7.718
Number of accumulation units
outstanding at end of period	87,757
AETNA GROWTH AND
INCOME VP
Value at beginning of period	$284.994	$245.765	$217.359	$169.448	$137.869	$105.558	$107.925	$102.383	$97.165	$77.846
Value at end of period	$250.928	$284.994	$245.765	$217.359	$169.448	$137.869	$105.558	$107.925	$102.383	$97.166
Number of accumulation units
outstanding at end of period	1,257,857	1,555,542	1,747,097	1,826,355	2,071,139	6,364,000	13,966,072	21,148,863	24,201,565	20,948,226
AETNA INDEX PLUS LARGE
CAP VP
Value at beginning of period	$23.044	$18.772	$14.444	$14.493(2)
Value at end of period	$20.645	$23.044	$18.772	$14.444
Number of accumulation units
outstanding at end of period	2,198,550	2,748,955	1,302,825	17,771
AETNA INDEX PLUS MID
CAP VP
Value at beginning of period	$12.967	$11.338	$9.928(1)
Value at end of period	$15.377	$12.967	$11.338
Number of accumulation units
outstanding at end of period	344,475	73,984	35,201
AETNA INDEX PLUS
SMALL CAP VP
Value at beginning of period	$10.019	$9.157	$10.193(1)
Value at end of period	$10.881	$10.019	$9.157
Number of accumulation units
outstanding at end of period	185,350	118,433	81,388
AETNA INTERNATIONAL VP
Value at beginning of period	$9.610(1)
Value at end of period	$8.094
Number of accumulation units
outstanding at end of period	2,641
AETNA LEGACY VP
Value at beginning of period	$15.070	$14.248	$13.491	$12.296(3)
Value at end of period	$15.620	$15.070	$14.248	$13.491
Number of accumulation units
outstanding at end of period	44,930	46,462	95,526	2,279
AETNA MONEY MARKET VP
Value at beginning of period	$44.501	$42.883	$41.174	$39.528	$37.988	$36.271	$35.282	$34.619	$33.812	$32.138
Value at end of period	$47.123	$44.501	$42.883	$41.174	$39.528	$37.988	$36.271	$35.282	$34.619	$33.812
Number of accumulation units
outstanding at end of period	685,272	845,679	564,537	455,502	597,656	1,836,260	3,679,802	5,086,515	7,534,662	8,430,082

Condensed Financial Information (continued)

	2000	1999	1998	1997	1996	1995	1994	1993	1992	1991

AETNA SMALL COMPANY VP
Value at beginning of period	$10.292(1)
Value at end of period	$9.145
Number of accumulation units
outstanding at end of period	136,234
AETNA TECHNOLOGY VP
Value at beginning of period	$9.391(1)
Value at end of period	$5.710
Number of accumulation units
outstanding at end of period	138,503
AETNA VALUE
OPPORTUNITY VP
Value at beginning of period	$14.274	$12.088	$11.472(1)
Value at end of period	$15.556	$14.274	$12.088
Number of accumulation units
outstanding at end of period	227,331	74,768	33,957
AIM V.I. CAPITAL
APPRECIATION FUND
Value at beginning of period	$9.838(1)
Value at end of period	$7.500
Number of accumulation units
outstanding at end of period	69,307
AIM V.I. GROWTH FUND
Value at beginning of period	$9.482(1)
Value at end of period	$7.162
Number of accumulation units
outstanding at end of period	61,815
AIM V.I. GROWTH AND
INCOME FUND
Value at beginning of period	$9.776(1)
Value at end of period	$7.842
Number of accumulation units
outstanding at end of period	380,759
AIM V.I. VALUE FUND
Value at beginning of period	$9.503(1)
Value at end of period	$8.315
Number of accumulation units
outstanding at end of period	23,719
CALVERT SOCIAL
BALANCED PORTFOLIO
Value at beginning of period	$30.131	$27.186	$23.675	$19.965	$17.951	$13.990	$14.640	$13.726	$12.913	$11.233
Value at end of period	$28.864	$30.131	$27.186	$23.675	$19.965	$17.951	$13.990	$14.640	$13.726	$12.913
Number of accumulation units
outstanding at end of period	708,861	880,319	917,567	929,282	898,279	856,361	743,464	705,415	503,006	355,851
FIDELITY VIP EQUITY-
INCOME PORTFOLIO
Value at beginning of period	$19.201	$18.285	$16.587	$13.110	$11.617	$10.000(1)
Value at end of period	$20.588	$19.201	$18.285	$16.587	$13.110	$11.617
Number of accumulation units
outstanding at end of period	1,521,271	2,271,494	2,533,673	2,139,178	1,454,755	628,582
FIDELITY VIP HIGH
INCOME PORTFOLIO
Value at beginning of period	$9.638	$9.023	$9.995(1)
Value at end of period	$7.389	$9.638	$9.023
Number of accumulation units
outstanding at end of period	159,263	194,440	178,601
FIDELITY VIP OVERSEAS
PORTFOLIO
Value at beginning of period	$9.535(1)
Value at end of period	$8.471
Number of accumulation units
outstanding at end of period	5,930
FIDELITY VIP II ASSET
MANAGER PORTFOLIO
Value at beginning of period	$18.343	$16.719	$14.715	$12.349	$10.912	$9.447	$10.000(1)
Value at end of period	$17.427	$18.343	$16.719	$14.715	$12.349	$10.912	$9.447
Number of accumulation units
outstanding at end of period	1,239,976	1,511,789	1,596,943	1,576,603	1,384,927	1,316,916	1,254,504
FIDELITY VIP II
CONTRAFUNDt
PORTFOLIO
Value at beginning of period	$27.214	$22.177	$17.276	$14.092	$11.763	$10.000(1)
Value at end of period	$25.130	$27.214	$22.177	$17.276	$14.092	$11.763
Number of accumulation units
outstanding at end of period	3,098,835	3,780,287	3,333,320	2,706,862	1,522,169	525,476

Condensed Financial Information (continued)

	2000	1999	1998	1997	1996	1995	1994	1993	1992	1991

FIDELITY VIP II INDEX 500
PORTFOLIO
Value at beginning of period	$28.147	$23.650	$18.662	$14.240	$11.740	$10.000(1)
Value at end of period	$25.246	$28.147	$23.650	$18.662	$14.240	$11.740
Number of accumulation units
outstanding at end of period	3,615,259	4,354,723	3,947,187	3,093,080	1,490,937	290,547
JANUS ASPEN AGGRESSIVE
GROWTH PORTFOLIO
Value at beginning of period	$53.644	$24.098	$18.174	$16.334	$15.323	$12.169	$10.000(2)
Value at end of period	$36.169	$53.644	$24.098	$18.174	$16.334	$15.323	$12.169
Number of accumulation units
outstanding at end of period	3,203.706	3,274,450	2,142,130	1,939,607	1,893,718	1,280,953	393,553
JANUS ASPEN BALANCED
PORTFOLIO
Value at beginning of period	$9.909(1)
Value at end of period	$9.491
Number of accumulation units
outstanding at end of period	139,295
JANUS ASPEN
GROWTH PORTFOLIO
Value at beginning of period	$32.036	$22.529	$16.816	$13.872	$11.859	$10.000(2)
Value at end of period	$27.071	$32.036	$22.529	$16.816	$13.872	$11.859
Number of accumulation units
outstanding at end of period	2,566,224	2,721,885	1,354,047	1,109,942	663,945	109,717
JANUS ASPEN WORLDWIDE
GROWTH PORTFOLIO
Value at beginning of period	$38.648	$23.797	$18.690	$15.493	$12.158	$10.000(2)
Value at end of period	$32.231	$38.648	$23.797	$18.690	$15.493	$12.158
Number of accumulation units
outstanding at end of period	4,666,562	5,548,674	4,687,167	3,873,511	2,090,908	314,653
MFSt TOTAL RETURN
SERIES
Value at beginning of period	$10.720	$10.531	$10.182(1)
Value at end of period	$12.300	$10.720	$10.531
Number of accumulation units
outstanding at end of period	167,946	63,822	36,633
OPPENHEIMER GLOBAL
SECURITIES FUND / VA
Value at beginning of period	$16.126	$10.303	$10.077(2)
Value at end of period	$16.759	$16.126	$10.303
Number of accumulation units
outstanding at end of period	424,092	59,571	20,548
OPPENHEIMER STRATEGIC
BOND FUND / VA
Value at beginning of period	$10.089	$9.935	$10.055(1)
Value at end of period	$10.240	$10.089	$9.935
Number of accumulation units
outstanding at end of period	125,233	173,219	100,555
PILGRIM EMERGING
MARKETS FUND, INC.
Value at beginning of period	$12.315	$5.470	$7.715	$8.832	$8.323	$8.772	$10.000(3)
Value at end of period	$7.254	$12.315	$5.470	$7.715	$8.832	$8.323	$8.772
Number of accumulation units
outstanding at end of period	657,383	940,817	745,856	750,330	548,618	371,156	144,750
PILGRIM NATURAL
RESOURCES TRUST
Value at beginning of period	$12.882	$11.433	$14.403	$13.611	$10.862	$9.412	$10.071	$9.193	$9.018	$9.608
Value at end of period	$15.080	$12.882	$11.433	$14.403	$13.611	$10.862	$9.412	$10.071	$9.193	$9.018
Number of accumulation units
outstanding at end of period	269,501	437,491	534,962	650,486	587,248	530,562	533,016	341,771	198,338	144,139
PPI MFS CAPITAL
OPPORTUNITIES
PORTFOLIO
Value at beginning of period	$43.112	$29.339	$23.440	$23.106(4)
Value at end of period	$40.196	$43.112	$29.339	$23.440
Number of accumulation units
outstanding at end of period	2,301,513	2,448,587	2,244,308	2,018,219
PPI MFS EMERGING
EQUITIES
PORTFOLIO
Value at beginning of period	$28.710	$19.268	$15.046	$15.236(4)
Value at end of period	$20.220	$28.710	$19.268	$15.046
Number of accumulation units
outstanding at end of period	2,380,370	3,024,975	3,101,880	2,707,904

Condensed Financial Information (continued)

	2000	1999	1998	1997	1996	1995	1994	1993	1992	1991

PPI MFS
RESEARCH GROWTH
PORTFOLIO
Value at beginning of period	$17.796	$14.528	$11.960	$12.195(4)
Value at end of period	$18.387	$17.796	$14.528	$11.960
Number of accumulation units
outstanding at end of period	999,127	194,296	1,379,653	232,418
PPI SCUDDER
INTERNATIONAL
GROWTH PORTFOLIO
Value at beginning of period	$32.585	$20.829	$17.709	$17.490(4)
Value at end of period	$25.910	$32.585	$20.829	$17.709
Number of accumulation units
outstanding at end of period	2,322,473	2,807,485	2,962,631	3,237,710
PPI T. ROWE PRICE
GROWTH EQUITY
PORTFOLIO
Value at beginning of period	$25.283	$20.929	$16.608	$16.276(4)
Value at end of period	$24.994	$25.283	$20.929	$16.608
Number of accumulation units
outstanding at end of period	1,359,111	1,549,310	1,564,888	1,317,058

Footnote for period ended December 31, 2000:
(1) Funds were first received in this option during September 2000.
Footnotes for period ended December 31, 1998:

(1)	Funds were first received in this option during May 1998.

(2)	Funds were first received in this option during June 1998.

Footnotes for period ended December 31, 1997:

(1)	Funds were first received in this option during February 1997.

(2)	Funds were first received in this option during December 1997.

(3)	Funds were first received in this option during May 1997.

(4)	Funds were first received in this option during November 1997.

Footnotes for period ended December 31, 1995:

(1)	The initial accumulation unit value was established at $10.000 during May 1995, when the fund became available under the contract.

(2)	The initial accumulation unit value was established at $10.000 during July 1995, when the fund became available under the contract.

Footnotes for period ended December 31, 1994:

(1)	The initial accumulation unit value was established at $10.000 during March 1994, when funds were first received under this option.

(2)	The initial accumulation unit value was established at $10.000 during June 1994, when funds were first received in this option.

(3)	Funds were first received in this option during October 1994.

For Master Applications Only

I hereby acknowledge receipt of an Account C Opportunity Plus group deferred variable annuity prospectus dated May 1, 2001 as well as all current prospectuses pertaining to the variable investment options available under the Contracts.

Please send an Account C Statement of Additional Information (Form No. SAI.75962-01) dated May 1, 2001.

CONTRACT HOLDER’S SIGNATURE

DATE

PRO.75962-01

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PRO.75962-01 (5/01)

EXHIBIT 17

nysut 159 Wolf Road, Box 15008, Albany, NY 12212-5008 • Phone: 518-459-5400 • Internet: www.nysut.org

Thomas Y. Hobart, Jr., President
New York State United Teachers	Alan B. Lubin, Executive Vice President
Antonia Cortese, First Vice President
Walter E. Dunn, Jr., Second Vice President
Ivan Tiger, Secretary-Treasurer

February 13, 2002

________________________ Chief Executive Officer ING Aetna Financial Services 151 Farmington Avenue Hartford, CT 06156 Dear ________________ :

This letter is in regard to a problem that we are currently experiencing with the promotion of the Aetna Opportunity Plus 403(b) program. The issue relates to the disclosure language that ING’s Compliance and Legal Department mandates be placed on all print material related to our program. You may not be aware of this but the program has not been properly marketed for over two years due to this issue. After much debate, the following is the suggested language from both parties:

ING

Opportunity Plus is a tax deferred variable annuity issued by Aetna Life Insurance and Annuity Company. All fees and expenses associated with Opportunity Plus including those received by NYSUT Benefit Trust are detailed in the current prospectus, which should be read carefully prior to investing or sending money.

NYSUT Benefit Trust

Opportunity Plus is a tax deferred variable annuity issued by Aetna Life Insurance and Annuity Company. All fees and expenses associated with the program are detailed in the current prospectus, which should be read carefully prior to investing in the Opportunity Plus tax-deferred variable annuity.

United Teachers	NBT-003686
Affiliated with the American Federation of Teachers, AFL-CIO
Representing teachers and other professionals, school-related personnel, higher education professionals,	health care professionals, and retirees

________________ February 13, 2002 Page 2

The issue, as I’m sure you can understand, is that the Trust does not want to advertise the financial arrangement between ING and the NYSUT Benefit Trust to our competition. This is exactly what will happen, as they will use this information against us to persuade potential participants against our program. In addition, the ING type of disclosure on work site posters could create political problems for our local presidents. We need the support of local presidents in order to properly market this program. As you can well imagine, competition is fierce in New York State school districts. It is our potion that the expense reimbursement arrangement should be disclosed to participants only in the prospectus. This matter must be resolved in order to resume more active marketing and promotion of our program. Millions of dollars are being lost to our competition each day that this matter is allowed to go unresolved.

I close by stating that in the history of our relationship, we have never once received a complaint regarding our original disclosure language or the lack thereof. It would appear that ING has now decided to hold us to a higher standard than our other endorsed insurance companies at the detriment of the program. I would appreciate your prompt response to this complicated matter. The future of our program depends upon it.

Sincerely,

Executive Director of Finance and Administration

DF/js

cc:	____________ ____________ L. Metz

Jasdoc8830

NBT-003687

EXHIBIT 18

From: Lynette Metz [PRIVATE] To: _______________ Date: 5/3/2002 12:47:57 PM Subject: RE: Opportunity Independence

_________- I think this lang. is even better. It makes you think that the expenses they are talking about are the expense of the ING National Trust.

REDACTED

>>> __________ 05/01/02 02:31PM >>>
The below disclosure language is fine.

>>> ______ < ______@ING-AFS.com> 05/01/02 12:16PM >>
___________ forwarded me the following as the approved language to cover both Opp Plus and Opp Independence (she had to use it for an article this past week, I believe ) --

Opportunity Plus is a tax-deferred variable annuity issued by ING Life Insurance and Annuity Company (ILIAC). Opportunity Independence is a series of mutual funds offered through a custodial account with ING National Trust. All fees and expenses associated with these products, including those of the Trust, are detailed in the current prospectuses or custodial documents, which should be read carefully prior to investing or sending money. Call your ING representative or the Service Center at 1-800-677-4636 for additional information.

Please let me know asap whether this has to change for the NYSUT comparison because I will have to stop this from printing to change. . .

-----Original Message-----
From: _____________
Sent: Wednesday, May 01, 2002 12:10 PM
To: _______________
Cc: ____________
Subject: RE: Opportunity Independence

Issue is that the disclosure is also on Opportunity Independence and NYSUT VLI and this wording doesn’t satisfy requirements for those products.

-----Original Message-----

From: ___________ [mailto: @nysutmail.org]
Sent: Tuesday, April 30, 2002 1:52 PM
To: ___________________________
Subject: RE: Opportunity Independence

Sorry for the delay in responding. The Opp Plus disclosure language that we all agreed upon is as follows:

“Opportunity Plus is a tax deferred variable annuity issued by Aetna Life

ENBT-011004

> Insurance and Annuity Company. All fees and expenses associated with
> Opportunity Plus including those of the Trust are detailed in the current
> prospectus, which should be read carefully prior to investing or sending
> money.”
>
> We have also agreed with NYSUT that each piece of advertising material
> must refer to NYSUT Benefit Trust by its full name somewhere in the piece.
> Please call me if you have any questions.

From the above info., it appears to me that the below disclosure needs to include “NYSUT,” if “NYSUT Benefit Trust” doesn’t appear anywhere else.

>>> “_____________” < @ING-AFS.com> 04/23/02 03:34PM >>> I think we take out “nysut”

> Original Message----- > From: _______________ > Sent: Tuesday, April 23, 2002 12:43 PM

> To: @nysutmail.org’

> Cc: _______________
> Subject: Opportunity Independence
>
> The disclosure needs some tweaking for this product. This is the proposed
> langue - I think we need to tweak the word prospectus to custodial
> agreement
> But what do you think
>        Opportunity Plus is a tax deferred variable annuity issued by ING
> Life Insurance and Annuity Company. Opportunity Independence is a series
> of mutual funds offered through a custodial account with ING National
> Trust. All fees and expenses associated with these supplemental
> retirement programs, including those of NYSUT Benefit Trust, are detailed
> in the current prospectuses, which should be read carefully prior to
> investing or sending money.
>
>
>
>
__________________
> Registered Representative
> Aetna Investment Services, LLC.
> 159 Wolf Road, Albany, NY 12205
>
__________________________
> @ing-afs.com
> Insurance Affiliation: Aetna Life Insurance and Annuity Co.
> Securities Offered Through: Aetna Investment Services, LLC. (Member SIPC)

ENBT-01105